     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 2, 1997


                                                     REGISTRATION NOS.: 33-55218
                                                                        811-7372
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                ----------------

                                   FORM N-1A

                             REGISTRATION STATEMENT

                        UNDER THE SECURITIES ACT OF 1933                     /X/

                          PRE-EFFECTIVE AMENDMENT NO.                        / /


                         POST-EFFECTIVE AMENDMENT NO. 5                      /X/


                                     AND/OR

              REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY

                                  ACT OF 1940                                /X/


                                AMENDMENT NO. 6                              /X/

                              -------------------

                         TCW/DW INCOME AND GROWTH FUND

                        (A MASSACHUSETTS BUSINESS TRUST)

               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                             TWO WORLD TRADE CENTER
                            NEW YORK, NEW YORK 10048

                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (212) 392-1600


                                BARRY FINK, ESQ.

                             TWO WORLD TRADE CENTER
                            NEW YORK, NEW YORK 10048
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                    COPY TO:
                            DAVID M. BUTOWSKY, ESQ.
                  GORDON ALTMAN BUTOWSKY WEITZEN SHALOV & WEIN
                              114 WEST 47TH STREET
                            NEW YORK, NEW YORK 10036
                              -------------------

   APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after this Post-Effective Amendment becomes effective.
                              -------------------

 IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX)

           ___X_ immediately upon filing pursuant to paragraph (b)

           _____ on (date) pursuant to paragraph (b)

           _____ 60 days after filing pursuant to paragraph (a)

           _____ on (date) pursuant to paragraph (a) of rule 485.


    THE REGISTRANT HAS REGISTERED AN INDEFINITE NUMBER OF ITS SHARES UNDER THE SECURITIES ACT OF 1933 PURSUANT TO SECTION (a)(1) OF RULE 24f-2 UNDER THE INVESTMENT COMPANY ACT OF 1940. THE REGISTRANT FILED THE RULE 24f-2 NOTICE, FOR ITS FISCAL YEAR ENDED JANUARY 31, 1997, WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 24, 1997.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                         TCW/DW INCOME AND GROWTH FUND
                             CROSS REFERENCE SHEET
                                   FORM N-1A

                     ITEM                                                        CAPTION
-----------------------------------------------  -----------------------------------------------------------------------
PART A                                                                         PROSPECTUS
 1.  ..........................................  Cover Page
 2.  ..........................................  Summary of Fund Expenses; Prospectus Summary
 3.  ..........................................  Financial Highlights; Performance Information
 4.  ..........................................  Investment Objective and Policies; The Fund and Its Management; Cover
                                                  Page; Investment Restrictions; Prospectus Summary
 5.  ..........................................  The Fund and Its Management; Back Cover; Investment Objective and
                                                  Policies
 6.  ..........................................  Dividends, Distributions and Taxes; Additional Information
 7.  ..........................................  Purchase of Fund Shares; Shareholder Services; Repurchases and
                                                  Redemptions
 8.  ..........................................  Repurchases and Redemptions; Shareholder Services
 9.  ..........................................  Not Applicable

PART B                                                             STATEMENT OF ADDITIONAL INFORMATION
10.  ..........................................  Cover Page
11.  ..........................................  Table of Contents
12.  ..........................................  The Fund and Its Management
13.  ..........................................  Investment Practices and Policies; Investment Restrictions; Portfolio
                                                  Transactions and Brokerage
14.  ..........................................  The Fund and Its Management; Trustees and Officers
15.  ..........................................  Trustees and Officers
16.  ..........................................  The Fund and Its Management; Custodian and Transfer Agent; Independent
                                                  Accountants
17.  ..........................................  Portfolio Transactions and Brokerage
18.  ..........................................  Description of Shares
19.  ..........................................  Repurchases and Redemptions; Financial Statements; Shareholder Services
20.  ..........................................  Dividends, Distributions and Taxes;
21.  ..........................................  The Distributor
22.  ..........................................  Performance Information
23.  ..........................................  Financial Statements

PART C

    Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Registration Statement.

PROSPECTUS


APRIL 2, 1997


TCW/DW Income and Growth Fund (the "Fund") is an open-end, non-diversified management investment company, whose investment objective is to generate high total return by providing a high level of current income and the potential for capital appreciation. The Fund seeks to achieve its investment objective by investing primarily in convertible securities, fixed-income securities and common stocks. The Fund will invest at least 50% of its total assets in a combination of equity securities and fixed-income securities with equity components.

THE FUND MAY INVEST WITHOUT LIMITATION IN CONVERTIBLE AND FIXED-INCOME SECURITIES RATED BELOW INVESTMENT GRADE (COMMONLY KNOWN AS "JUNK BONDS"), although the Fund will not invest in any securities rated lower than B by Moody's Investor's Service, Inc. or Standard & Poor's Corporation or, if not rated, determined to be of comparable quality. INVESTMENTS OF THIS TYPE ARE SUBJECT TO GREATER RISK, INCLUDING THE RISK OF DEFAULT, THAN HIGHER RATED SECURITIES, AND ARE CONSIDERED TO BE SPECULATIVE WITH REGARD TO THE PAYMENT OF INTEREST AND RETURN OF PRINCIPAL. INVESTORS SHOULD CAREFULLY ASSESS THE RISKS ASSOCIATED WITH AN INVESTMENT IN THE FUND. (SEE "INVESTMENT OBJECTIVE AND POLICIES.")

Shares of the Fund are sold and redeemed at net asset value. The Fund pays a distribution fee of up to 0.75% of its average daily net assets in accordance with a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940.


This Prospectus sets forth concisely the information you should know before investing in the Fund. It should be read and retained for future reference. Additional information about the Fund is contained in the Statement of Additional Information, dated April 2, 1997, which has been filed with the Securities and Exchange Commission, and which is available at no charge upon request of the Fund at the address or telephone numbers listed on this page. The Statement of Additional Information is incorporated herein by reference.


TABLE OF CONTENTS


Prospectus Summary /2
Summary of Fund Expenses /4
Financial Highlights /5
The Fund and its Management /6
Investment Objective and Policies /6
  Risk Considerations /8
Investment Restrictions /13
Purchase of Fund Shares /14
Shareholder Services /16
Repurchases and Redemptions /18
Dividends, Distributions and Taxes /19
Performance Information /20
Additional Information /21
Appendix /22


SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

          TCW/DW INCOME AND
           GROWTH FUND
        Two World Trade Center
        New York, New York 10048
        (212) 392-2550 or
        (800) 869-NEWS (toll free)

Dean Witter Distributors Inc.
Distributor

PROSPECTUS SUMMARY
--------------------------------------------------------------------------------


THE                The  Fund is organized as a Massachusetts  business trust, and is an open-end,
FUND               non-diversified  management   investment   company  investing   primarily   in
                   convertible securities, fixed-income securities and common stocks.
------------------------------------------------------------------------------------------------
SHARES             Shares of beneficial interest with $0.01 par value (see page 21).
OFFERED
------------------------------------------------------------------------------------------------
OFFERING           The price of the shares offered by this Prospectus is determined once daily as
PRICE              of  4:00 p.m., New York time, on each  day that the New York Stock Exchange is open, and is equal to the net asset value per share (see page 14).
------------------------------------------------------------------------------------------------
MINIMUM            The minimum  initial investment  is  $1,000 ($100  if  the account  is  opened
PURCHASE           through EasyInvest- SM-); minimum subsequent investment is $100 (see page 14).
------------------------------------------------------------------------------------------------
INVESTMENT         The  investment objective  of the  Fund is  to generate  high total  return by
OBJECTIVE          providing a  high  level of  current  income  and the  potential  for  capital appreciation.
------------------------------------------------------------------------------------------------
MANAGER            Dean  Witter Services Company Inc.  (the "Manager"), a wholly-owned subsidiary of Dean Witter InterCapital Inc. ("InterCapital"), is the Fund's Manager.  The
                   Manager  also serves as  Manager to thirteen  other investment companies which are advised by TCW  Funds Management, Inc. (the  "TCW/DW Funds"). The  Manager
                   and  InterCapital serve in various investment management, advisory, management and administrative capacities to a total of 101 investment companies and other portfolios with assets of approximately $93 billion at February 28, 1997.
------------------------------------------------------------------------------------------------
ADVISER            TCW Funds Management, Inc. (the  "Adviser") is the Fund's investment  adviser.
                   In  addition to the Fund, the Adviser serves as investment adviser to thirteen other TCW/DW Funds. As  of February 28, 1997,  the Adviser and its  affiliates had  approximately $53 billion under management  or committed to management in
                   various  fiduciary  or  advisory  capacities,  primarily  from   institutional
                   investors.
------------------------------------------------------------------------------------------------
MANAGEMENT         The  Manager receives a monthly  fee at the annual rate  of 0.45% of daily net
AND ADVISORY       assets, scaled  down on  assets  over $500  million.  The Adviser  receives  a
FEES               monthly  fee at an  annual rate of 0.30%  of daily net  assets, scaled down on assets over $500 million (see page 6).
------------------------------------------------------------------------------------------------
DIVIDENDS          Income  dividends  are  paid  quarterly.  Capital  gains,  if  any,  will   be
AND CAPITAL        distributed  no less than annually.  Dividends and capital gains distributions
GAINS              are automatically reinvested in  additional shares at  net asset value  unless
DISTRIBUTIONS      the shareholder elects to receive cash (see page 18).
------------------------------------------------------------------------------------------------
DISTRIBUTOR AND    Dean  Witter Distributors Inc.  (the "Distributor") is  the distributor of the
PLAN OF            Fund's shares. The Fund is authorized to reimburse specific expenses  incurred
DISTRIBUTION       in  promoting  the  distribution  of  the  Fund's  shares,  including personal
                   services  to  shareholders  and   maintenance  of  shareholder  accounts,   in
                   accordance  with a Plan of Distribution  with the Distributor pursuant to Rule
                   12b-1 under the Investment Company Act of 1940. Reimbursement may in no  event exceed an amount equal to payments at an annual rate of 0.75% of average daily net assets of the Fund (see page 13).
------------------------------------------------------------------------------------------------
REDEMPTION         Shares are redeemable by the shareholder at net asset value. An account may be redeemed involuntarily if the total value of the account is less than $100 or, if  the account was opened through  EasyInvest-SM-, if after twelve months the shareholder has invested less than $1,000 in the account (see page 17).
------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

RISK               The net asset value of  the Fund's shares will  fluctuate with changes in  the
CONSIDERATIONS     market  value  of the  Fund's portfolio  securities. The  value of  the Fund's convertible  and  fixed-income  portfolio  securities  generally  increase  or decrease  due to  changes in prevailing  interest rates. Generally,  a rise in interest rates will result in  a decrease in value,  while a drop in  interest rates  will  result  in  an  increase in  value.  The  high  yield,  high risk fixed-income securities in which  the Fund may invest  are subject to  greater risk  of  loss  of income  and  principal  than higher  rated,  lower yielding fixed-income securities. The prices of  high yield, high risk securities  have been  found to be less sensitive to  changes in prevailing interest rates than higher rated  investments, but  are likely  to be  more sensitive  to  adverse
                   economic   changes  or  individual  corporate  developments.  The  Fund  is  a non-diversified investment  company  and,  as  such, is  not  subject  to  the diversification  requirements  of  the  Investment  Company  Act  of  1940, as
                   amended. As a result, a relatively high percentage of the Fund's assets may be invested in a limited number of issuers. However, the Fund intends to continue to qualify as a regulated investment company under the federal income tax laws and, as such, is subject to  the diversification requirements of the  Internal
                   Revenue  Code. The Fund may invest up to 25% of its total assets in non-dollar denominated foreign securities, which may  entail special risks (see page  7).
                   The  Fund also may engage in options and futures transactions and may purchase securities on a  when-issued, delayed  delivery or  "when, as  and if  issued"
                   basis, which involve certain additional risks (see page 10).

--------------------------------------------------------------------------------
  THE ABOVE IS QUALIFIED IN ITS ENTIRETY BY THE DETAILED INFORMATION APPEARING
                                   ELSEWHERE
       IN THIS PROSPECTUS AND IN THE STATEMENT OF ADDITIONAL INFORMATION.

SUMMARY OF FUND EXPENSES
--------------------------------------------------------------------------------

The following table illustrates all expenses and fees that a shareholder of the Fund will incur. The expenses and fees set forth in the table are for the fiscal year ended January 31, 1997.



SHAREHOLDER TRANSACTION EXPENSES
----------------------------------------------------------------------------------
Maximum Sales Charge Imposed on Purchases.........................................  None
Maximum Sales Charge Imposed on Reinvested Dividends..............................  None
Deferred Sales Charge.............................................................  None
Redemption Fees...................................................................  None
Exchange Fee......................................................................  None

ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)
----------------------------------------------------------------------------------
Management and Advisory Fees......................................................  0.75%
12b-1 Fee*........................................................................  0.74%
Other Expenses....................................................................  0.53%
Total Fund Operating Expenses.....................................................  2.02%


------------
* A portion of the 12b-1 fee, which may not exceed 0.25% of the Fund's average daily net assets, is characterized as a service fee within the meaning of National Association of Securities Dealers, Inc. ("NASD") guidelines (see "Purchase of Fund Shares").


EXAMPLE                                                               1 YEAR       3 YEARS      5 YEARS     10 YEARS
------------------------------------------------------------------     -----     -----------  -----------  -----------
You  would  pay the  following  expenses on  a  $1,000 investment, assuming (1) 5% annual return and  (2) redemption at the end  of
  each time period:...............................................   $      21    $      63    $     109    $     235


    THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES OF THE FUND MAY BE GREATER OR LESS THAN THOSE SHOWN.

    The purpose of this table is to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. For a more complete description of these costs and expenses, see "The Fund and its Management" and "Plan of Distribution" in this Prospectus.

    Long-term shareholders of the Fund may pay more in distribution fees than the economic equivalent of the maximum front-end sales charges permitted by the NASD.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
The following ratios and per share data for a share of beneficial interest outstanding throughout each period have been audited by Price Waterhouse LLP, independent accountants. The financial highlights should be read in conjunction with the financial statements and notes thereto and the unqualified report of independent accountants, which are contained in the Statement of Additional Information. Further information about the performance of the Fund is contained in the Fund's Annual Report to Shareholders, which may be obtained without charge upon request to the Fund.


                                                                                 FOR THE PERIOD
                                          FOR THE YEAR ENDED JANUARY 31,        MARCH 31, 1993*
                                         ---------------------------------          THROUGH
                                          1997         1996         1995        JANUARY 31, 1994
                                         -------      -------      -------      ----------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
 period............................      $ 11.13      $  9.77      $ 10.98          $ 10.00
                                         -------      -------      -------          -------
Net investment income..............         0.60         0.59         0.59             0.45
Net realized and unrealized gain
 (loss)............................         0.84         1.37        (1.20)            1.02
                                         -------      -------      -------          -------
Total from investment operations...         1.44         1.96        (0.61)            1.47
                                         -------      -------      -------          -------
Less dividends and distributions
 from:
  Net investment income............        (0.60)       (0.60)       (0.55)           (0.39)
  Net realized gain................        (0.55)       --           (0.05)           (0.10)
                                         -------      -------      -------          -------
Total dividends and
 distributions.....................        (1.15)       (0.60)       (0.60)           (0.49)
                                         -------      -------      -------          -------
Net asset value, end of period.....      $ 11.42      $ 11.13      $  9.77          $ 10.98
                                         -------      -------      -------          -------
                                         -------      -------      -------          -------

TOTAL INVESTMENT RETURN+...........        13.46%       20.52%       (5.59)%          15.06%(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses...........................         2.02%        2.21%        2.04%            1.57%(2)(3)
Net investment income..............         5.19%        5.41%        5.83%            5.62%(2)(3)
SUPPLEMENTAL DATA:
Net assets, end of period, in
 thousands.........................      $60,941      $57,631      $55,335          $64,370
Portfolio turnover rate............          102%          79%          88%              84%(1)
Average commission rate paid.......      $0.0540        --           --             --


--------------

 * COMMENCEMENT OF OPERATIONS.


+ CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE
  PERIOD.


(1) NOT ANNUALIZED.


(2) ANNUALIZED.


(3) IF THE FUND HAD BORNE EXPENSES THAT WERE REIMBURSED OR WAIVED BY THE MANAGER AND INVESTMENT ADVISER, THE ANNUALIZED EXPENSE AND NET INVESTMENT INCOME RATIOS WOULD HAVE BEEN 2.00% AND 5.18%, RESPECTIVELY.

THE FUND AND ITS MANAGEMENT
--------------------------------------------------------------------------------

    TCW/DW Income and Growth Fund (the "Fund") is an open-end, non-diversified management investment company. The Fund is a trust of the type commonly known as a "Massachusetts business trust" and was organized under the laws of Massachusetts on November 23, 1992.

    Dean Witter Services Company Inc. (the "Manager"), whose address is Two World Trade Center, New York, New York 10048, is the Fund's Manager. The Manager is a wholly-owned subsidiary of Dean Witter InterCapital Inc. ("InterCapital"). InterCapital is a wholly-owned subsidiary of Dean Witter, Discover & Co. ("DWDC"), a balanced financial services organization providing a broad range of nationally marketed credit and investment products.


    On February 5, 1997, DWDC and Morgan Stanley Group Inc. announced that they had entered into an Agreement and Plan of Merger, with the combined company to be named Morgan Stanley, Dean Witter, Discover & Co. The business of Morgan Stanley Group Inc. and its affiliated companies is providing a wide range of financial services for sovereign governments, corporations, institutions and individuals throughout the world. DWDC is the direct parent of InterCapital and Dean Witter Distributors Inc., the Fund's distributor. It is currently anticipated that the transaction will close in mid-1997. Thereafter, InterCapital and Dean Witter Distributors Inc. will be direct subsidiaries of Morgan Stanley, Dean Witter, Discover & Co.



    The Manager acts as manager to thirteen other TCW/DW Funds. The Manager and InterCapital act in various investment management, advisory, management and administrative capacities to a total of 101 investment companies, thirty of which are listed on the New York Stock Exchange, with combined assets of approximately $89.8 billion as of February 28, 1997. InterCapital also manages and advises portfolios of pension plans, other institutions and individuals which aggregated approximately $3.2 billion at such date.


    The Fund has retained the Manager to manage its business affairs, supervise its overall day-to-day operations (other than providing investment advice) and provide all administrative services.


    TCW Funds Management, Inc. (the "Adviser"), whose address is 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017, is the Fund's investment adviser. The Adviser was organized in 1987 as a wholly-owned subsidiary of The TCW Group, Inc. ("TCW"), whose subsidiaries, including Trust Company of the West and TCW Asset Management Company, provide a variety of trust, investment management and investment advisory services. Robert A. Day, who is Chairman of the Board of Directors of TCW, may be deemed to be a control person of the Adviser by virtue of the aggregate ownership by Mr. Day and his family of more than 25% of the outstanding voting stock of The TCW Group, Inc. The Adviser serves as investment adviser to thirteen other TCW/DW Funds in addition to the Fund. As of February 28, 1997, the Adviser and its affiliated companies had over $50 billion under management or committed to management, primarily from institutional investors.


    The Fund has retained the Adviser to invest the Fund's assets.

    The Fund's Trustees review the various services provided by the Manager and the Adviser to ensure that the Fund's general investment policies and programs are being properly carried out and that administrative services are being provided to the Fund in a satisfactory manner.


    As full compensation for the services and facilities furnished to the Fund and for expenses of the Fund assumed by the Manager, the Fund pays the Manager monthly compensation calculated daily by applying the annual rate of 0.45% to the Fund's net assets up to $500 million, scaled down to 0.42% on assets over $500 million. As compensation for its investment advisory services, the Fund pays the Adviser monthly compensation calculated daily by applying an annual rate of 0.30% to the Fund's net assets up to $500 million, scaled down to 0.28% on assets over $500 million. For the fiscal year ended January 31, 1997, the Fund accrued total compensation to the Manager and the Adviser amounting to 0.45% and 0.30%, respectively, of the Fund's average daily net assets. During that period, the Fund's total expenses amounted to 2.02% of the Fund's average daily net assets.


INVESTMENT OBJECTIVE AND POLICIES
--------------------------------------------------------------------------------

    The investment objective of the Fund is to generate high total return by providing a high level of current income and the potential for capital appreciation. This objective is fundamental and may not be changed without shareholder approval. There is no assurance that the objective will be achieved.

    The Fund seeks to achieve its investment objective by investing, in descending order of preference under current market conditions, at least 65% of its total assets in any or all of the following types of securities: (1) bonds or preferred stock convertible into common stock ("convertible securities"); (2) other fixed-income securities, including bonds, notes, debentures and preferred stocks; (3) common stocks; and (4) U.S. Government securities (securities issued or guaranteed by the United States or its agencies or instrumentalities).

    The Fund will invest at least 50% of its total assets in a combination of equity securities and fixed-income securities with equity components such as convertible securities and warrants. In addition, all fixed-income securities without an equity component in which the Fund invests will have a weighted average life or a maturity date of ten years or less.

    The Fund may invest in convertible securities and other fixed-income securities rated below investment grade. Securities below investment grade are the equivalent of high yield, high risk bonds. Investment grade is generally considered to be debt securities rated BBB or higher by Standard & Poor's Corporation ("S&P") or Baa or higher by Moody's Investors Service, Inc. ("Moody's"). (Convertible and other fixed-income securities rated BBB by S&P or Baa by Moody's, which generally are regarded as having an adequate capacity to pay interest and repay principal, have speculative characteristics.) However, the Fund will not invest in convertible and other fixed-income securities that are rated lower than B by S&P or Moody's or, if not rated, determined to be of comparable quality by the Adviser. The Fund will not invest in fixed-income securities that are in default in payment of principal or interest. A description of fixed-income securities ratings is contained in the Appendix to this Prospectus.

PORTFOLIO CHARACTERISTICS

    CONVERTIBLE SECURITIES. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or based on a specified formula. Convertible securities rank senior to common stocks in a corporation's capital structure and, therefore, entail less risk than the corporation's common stock. The value of a convertible security is a function of its "investment value" (its value as if it did not have a conversion privilege), and its "conversion value" (the security's worth if it were to be exchanged for the underlying security, at market value, pursuant to its conversion privilege).

    To the extent that a convertible security's investment value is greater than its conversion value, its price will be primarily a reflection of such investment value and its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security (the credit standing of the issuer and other factors may also have an effect on the convertible security's value). If the conversion value exceeds the investment value, the price of the convertible security will rise above its investment value and, in addition, may sell at some premium over its conversion value. (This premium represents the price investors are willing to pay for the privilege of purchasing a fixed-income security with a possibility of capital appreciation due to the conversion privilege.) At such times the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

    FOREIGN SECURITIES. The Fund may invest in securities of foreign companies. The Fund may invest in Eurodollar convertible securities, which are fixed-income securities of a U.S. or foreign issuer that are issued in U.S. dollars outside the United States and are convertible into or exchangeable for equity securities of the same or a different issuer. Interest and dividends on Eurodollar securities are payable in U.S. dollars outside of the United States. The Fund may invest without limitation in Eurodollar convertible securities that are convertible into or exchangeable for U.S. or foreign equity securities listed, or represented by American Depository Receipts listed, on a U.S. stock exchange. The Fund's investments in other Eurodollar convertible securities which are exchangeable for unlisted foreign equity securities are subject to the Fund's overall policy limiting its investment in illiquid securities to 15% or less of its net assets.

    The Fund will not invest more than 25% of the value of its total assets, at the time of purchase, in non-dollar denominated foreign securities (other than securities of Canadian issuers registered under the Securities Exchange Act of 1934 or American Depository Receipts, on which there is no such limit). The Fund's investments in unlisted foreign securities are subject to the Fund's overall policy limiting its investment in illiquid securities to 15% or less of its net assets. Foreign securities investments may be affected by changes in currency rates or exchange control regulations, changes in governmental administration or economic or monetary policy (in the United States and abroad) or changed circumstances in dealings between nations. Costs may be incurred in connection with conversions between various currencies held by the Fund. The Fund currently does not intend to invest more than 25% of its total assets in the securities of issuers in any one country outside the United States. For a discussion of the risks of foreign securities, see "Risk Considerations," below.

RISK CONSIDERATIONS


    The net asset value of the Fund's shares will fluctuate with changes in the market value of the Fund's portfolio securities. The market value of the Fund's portfolio securities will increase or decrease due to a variety of economic, market and political factors affecting the creditworthiness of the underlying issuers, as well as changes in prevailing interest rates, none of which can be predicted. A decline in prevailing interest rates will generally increase the value of fixed-income securities, while an increase in rates usually reduces the value of those securities. The Fund's yield also will vary based on the yield of the Fund's portfolio securities.


    HIGH YIELD, HIGH RISK SECURITIES. Because of the ability of the Fund to invest in certain high yield, high risk convertible and fixed-income securities, the Adviser must take into account the special nature of such securities and certain special considerations in assessing the risks associated with such investments. Although the growth of the high yield securities market in the 1980s had paralleled a long economic expansion, recently many issuers have been affected by adverse economic and market conditions. It should be recognized that an economic downturn or increase in interest rates is likely to have a negative effect on the high yield bond market and on the value of the high yield securities held by the Fund, as well as on the ability of the securities' issuers to repay principal and interest on their borrowings.

    The prices of high yield securities have been found to be less sensitive to changes in prevailing interest rates than higher-rated investments, but are likely to be more sensitive to adverse economic changes or individual corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. If the issuer of a fixed-income security owned by the Fund defaults, the Fund may incur additional expenses to seek recovery. In addition, periods of economic uncertainty and change can be expected to result in an increased volatility of market prices of high yield securities and a concomitant volatility in the net asset value of a share of the Fund.

    The secondary market for high yield securities may be less liquid than the markets for higher quality securities and, as such, may have an adverse effect on the market prices of certain securities. The limited liquidity of the market may also adversely affect the ability of the Fund's Trustees to arrive at a fair value for certain high yield securities at certain times and could make it difficult for the Fund to sell certain securities.

In addition, new laws and potential new laws may have an adverse effect upon the value of high yield securities and a concomitant negative impact upon the net asset value of a share of the Fund.

    For a discussion of the risks of the Fund's status as a non-diversified investment company, see "Other Investment Policies," below. For a discussion of warrants and stock rights, see "Warrants and Stock Rights," below. For a discussion of the risks of options and futures transactions, see "Options and Futures Transactions," below.


    During the fiscal year ended January 31, 1997, the monthly dollar weighted average ratings of the debt obligations held by the Fund, expressed as a percentage of the Fund's total investments, were as follows:



                                       PERCENTAGE OF
             RATINGS                 TOTAL INVESTMENTS
----------------------------------  -------------------
AAA/Aaa...........................             1.1%
AA/Aa.............................             0.2%
A/A...............................             6.8%
BBB/Baa...........................             4.3%
BB/Ba.............................            20.5%
B/B...............................            37.5%
CCC/Caa...........................             0.0%
CC/Ca.............................             0.0%
C/C...............................             0.0%
D.................................             0.0%
Unrated...........................            14.5%


    FOREIGN SECURITIES Foreign securities investments may be affected by changes in currency rates or exchange control regulations, changes in governmental administration or economic or monetary policy (in the United States and abroad) or changed circumstances in dealings between nations. Fluctuations in the relative rates of exchange between the currencies of different nations will affect the value of the Fund's investments denominated in foreign currency. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the Fund's assets denominated in that currency and thereby impact upon the Fund's total return on such assets.

    Foreign currency exchange rates are determined by forces of supply and demand on the foreign exchange markets. These forces are themselves affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors. Moreover, foreign currency exchange rates may be affected by the regulatory control of the exchanges on which the currencies trade.

    Investments in foreign securities will also occasion risks relating to political and economic developments abroad, including the possibility of expropriations or confiscatory taxation, limitations on the use or transfer of Fund assets and any effects of foreign social, economic or political instability. Foreign companies are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about such companies. Moreover, foreign companies are not subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies.

    Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their American counterparts. Brokerage commissions, dealer concessions and other transaction costs may be higher on foreign markets than in the U.S. In addition, differences in clearance and settlement procedures on foreign markets may occasion delays in settlements of the Fund's trades effected in such markets. As such, the inability to dispose of portfolio securities due to settlement delays could result in losses to the Fund due to subsequent declines in value of such securities and the inability of the Fund to make intended security purchases due to settlement problems could result in a failure of the Fund to make potentially advantageous investments. To the extent the Fund purchases Eurodollar certificates of deposit issued by foreign branches of domestic United States banks, consideration will be given to their domestic marketability, the lower reserve requirements normally mandated for overseas banking operations, the possible impact of interruptions in the flow of international currency transactions and future international political and economic developments which might adversely affect the payment of principal or interest.

    The risks of other investment techniques which may be utilized by the Fund are described under "Other Investment Policies" and "Options and Futures Transactions" below.

WARRANTS AND STOCK RIGHTS

    The Fund may invest up to 5% of the value of its net assets in warrants, including not more than 2% in warrants not listed on either the New York or American Stock Exchange. The Fund may also invest up to 5% of the value of its net assets in stock rights. Warrants are, in effect, an option to purchase equity securities at a specific price, generally valid for a specific period of time, and have no voting rights, pay no dividends and have no rights with respect to the corporations issuing them. The Fund may acquire warrants and stock rights attached to other securities without reference to the foregoing limitations.

OTHER INVESTMENT POLICIES

    While the Fund invests primarily in the types of securities described above, under ordinary circumstances it may invest up to 35% of its total assets in money market instruments, which are short-term (maturities of up to thirteen months) fixed-income securities issued by private and governmental institutions. Money market instruments in which the Fund may invest are securities issued or guaranteed by the U.S. Government or its agencies; obligations of banks subject to regulation by the U.S. Government and having total assets of $1 billion or more; Eurodollar certifi cates of deposit; obligations of savings banks and savings and loan associations having total assets of $1 billion or more; fully insured certificates of deposit; and commercial paper rated within the two highest grades by Moody's or S&P or, if not rated, issued by a company having an outstanding debt issue rated AAA by S&P or Aaa by Moody's.

    There may be periods during which, in the opinion of the Adviser, market conditions warrant reduction of some or all of the Fund's securities holdings. During such periods, the Fund may adopt a temporary "defensive" posture in which greater than 35% of its total assets is invested in money market instruments or cash.

    The Fund is classified as a non-diversified investment company under the Investment Company Act of 1940, as amended (the "Act"), and, as such, is not limited by the Act in the proportion of its assets that it may invest in the obligations of a single issuer. However, the Fund intends to conduct its operations so as to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code. See "Dividends, Distributions and Taxes." In order to qualify, among other requirements, the Fund will limit its investments so that at the close of each quarter of the taxable year, (i) not more than 25% of the market value of the Fund's total assets will be invested in the securities of a single issuer, and (ii) with respect to 50% of the market value of its total assets not more than 5% will be invested in the securities of a single issuer and the Fund will not own more than 10% of the outstanding voting securities of a single issuer. To the extent that a relatively high percentage of the Fund's assets may be invested in the obligations of a limited number of issuers, the Fund's portfolio securities may be more susceptible to any single economic, political or regulatory occurrence than the portfolio securities of a diversified investment company. The limitations described in this paragraph are not fundamental policies and may be revised to the extent applicable Federal income tax requirements are revised.

    REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements, which may be viewed as a type of secured lending by the Fund, and which typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. While repurchase agreements involve certain risks not associated with direct investments in debt securities, including the risks of default or bankruptcy of the selling financial institution, the Fund follows procedures designed to minimize those risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions and maintaining adequate collateralization.

    WHEN-ISSUED AND DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS. From time to time, in the ordinary course of business, the Fund may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. When such transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of the commitment. There is no overall limit on the percentage of the Fund's assets which may be committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis. An increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis may increase the volatility of the Fund's net asset value.

    WHEN, AS AND IF ISSUED SECURITIES. The Fund may purchase securities on a "when, as and if issued" basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization, leveraged buyout or debt restructuring. If the anticipated event does not occur and the securities are not issued, the Fund will have lost an investment opportunity. There is no overall limit on the percentage of the Fund's assets which may be committed to the purchase of securities on a "when, as and if issued" basis. An increase in the percentage of the Fund's assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value. The Fund may also sell securities on a "when, as and if issued" basis provided that the issuance of the security will result automatically from the exchange or conversion of a security owned by the Fund at the time of the sale.

    PRIVATE PLACEMENTS. The Fund may invest up to 5% of its total assets in securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or which are otherwise not readily marketable. (Securities eligible for resale pursuant to Rule 144A under the Securities Act, and determined to be liquid pursuant to the procedures discussed in the following paragraph, are not subject to the foregoing restriction.) These securities are generally referred to as private placements or restricted securities. Limitations on the resale of such securities may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering such securities for resale and the risk of substantial delays in effecting such registration.


The Securities and Exchange Commission has adopted Rule 144A under the Securities Act, which permits the Fund to sell restricted securities to qualified institutional buyers without limitation. The Adviser, pursuant to procedures adopted by the Trustees of the Fund, will make a determination as to the liquidity of each restricted security purchased by the Fund. If a restricted security is determined to be "liquid," such security will not be included within the category "illiquid securities," which under current policy may not exceed 15% of the Fund's net assets. However, investing in Rule 144A securities could have the effect of increasing the level of Fund illiquidity to the extent the Fund, at a particular period in time, may be unable to find qualified institutional buyers in purchasing such securities.



    INVESTMENT IN OTHER INVESTMENT VEHICLES. Under the Investment Company Act of 1940, as amended, the Fund generally may invest up to 10% of its total assets in the aggregate in shares of other investment companies and up to 5% of its total assets in any one investment company. The Fund may not own more than 3% of the voting stock of any investment company. In addition, the Fund may invest in real estate investment trusts, which pool investors' funds for investments primarily in commercial real estate properties. Investment in other investment companies may be the sole or most practical means by which the Fund may participate in certain securities markets, and investment in real estate investment trusts may be the most practical available means for the Fund to invest in the real estate industry (the Fund is prohibited from investing in real estate directly). As a shareholder in an investment company or real estate investment trust, the Fund would bear its ratable share of that entity's expenses, including its advisory and administration fees. At the same time the Fund would continue to pay its own investment management fees and other expenses, as a result of which the Fund and its shareholders in effect will be absorbing duplicate levels of fees with respect to investments in other investment companies and in real estate investment trusts.

    ZERO COUPON SECURITIES. A portion of the fixed-income securities purchased by the Fund may be zero coupon securities. Such securities are purchased at a discount from their face amount, giving the purchaser the right to receive their full value at maturity. The interest earned on such securities is, implicitly, automatically compounded and paid out at maturity. While such compounding at a constant rate eliminates the risk of receiving lower yields upon reinvestment of interest if prevailing interest rates decline, the owner of a zero coupon security will be unable to participate in higher yields upon reinvestment of interest received on interest-paying securities if prevailing interest rates rise.

    A zero coupon security pays no interest to its holder during its life. Therefore, to the extent the Fund invests in zero coupon securities, it will not receive current cash available for distribution to shareholders. In addition, zero coupon securities are subject to substantially greater price fluctuations during periods of changing prevailing interest rates than are comparable securities which pay interest on a current basis. Current federal tax law requires that a holder (such as the Fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Fund receives no interest payments in cash on the security during the year.

OPTIONS AND FUTURES TRANSACTIONS

    The Fund may purchase and sell (write) call and put options on portfolio securities and on the U.S. dollar which are or may in the future be listed on securities exchanges or are written in over-the-counter transactions ("OTC Options"). Listed options are issued or guaranteed by the exchange on which they trade or by a clearing corporation such as the Options Clearing Corporation. OTC options are purchased from or sold (written) to dealers or financial institutions which have entered into direct agreements with the Fund. The Fund is permitted to write covered call options on portfolio securities and the U.S. dollar, without limit, in order to aid it in achieving its investment objective. The Fund may also write covered put options; however, the aggregate value of the obligations underlying the puts determined as of the date the options are sold will not exceed 50% of the Fund's net assets.

    The Fund may purchase listed and OTC call and put options on securities and stock indexes in amounts equalling up to 5% of its total assets. The Fund may purchase call options to close out a covered call position or to protect against an increase in the price of a security it anticipates purchasing. The Fund may purchase put options on securities which it holds in its portfolio only to protect itself against a decline in the value of the security. The Fund may also purchase put options to close out written put positions in a manner similar to call option closing purchase transactions. There are no other limits on the Fund's ability to purchase call and put options.

    The Fund may also purchase and sell interest rate and stock index futures contracts ("futures contracts") that are traded on U.S. commodity exchanges on such underlying securities as U.S. Treasury bonds, notes, and bills and GNMA Certificates ("interest rate" futures) and such indexes as the S&P 500 Index and the New York Stock Exchange Composite Index ("stock index" futures) and the Moody's Investment-Grade Corporation Bond Index ("bond index" futures). The Fund will purchase or sell interest rate futures contracts and bond index futures contracts for the purpose of hedging its fixed-income portfolio (or anticipated portfolio) against changes in prevailing interest rates and to alter the Fund's asset allocation in fixed-income securities. The Fund will purchase or sell stock index futures contracts for the purpose of hedging its equity portfolio (or anticipated portfolio) against changes in their prices.

    The Fund also may purchase and write call and put options on futures contracts which are traded on an exchange and enter into closing transactions with respect to such options to terminate an existing position.

    New futures contracts, options and other financial products and various combinations thereof continue to be developed. The Fund may invest in any such futures, options or products as may be developed, to the extent consistent with its investment objective and applicable regulatory requirements.

    RISKS OF OPTIONS AND FUTURES TRANSACTIONS. The Fund may close out its position as writer of an option, or as a buyer or seller of a futures contract, only if a liquid secondary market exists for options or futures contracts of that series. There is no assurance that such a market will exist, particularly in the case of OTC options, as such options may generally only be closed out by entering into a closing purchase transaction with the purchasing dealer. Also, exchanges may limit the amount by which the price of many futures contracts may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased.

    While the futures contracts and options transactions to be engaged in by the Fund for the purpose of hedging the Fund's portfolio securities are not speculative in nature, there are risks inherent in the use of such instruments. One such risk is that the Adviser could be incorrect in its expectations as to the direction or extent of various interest rate or price movements or the time span within which the movements take place. For example, if the Fund sold futures contracts for the sale of securities in anticipation of an increase in interest rates, and then interest rates went down instead, causing bond prices to rise, the Fund would lose money on the sale. Another risk which will arise in employing futures contracts to protect against the price volatility of portfolio securities is that the prices of securities, currencies and indexes subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the dollar cash prices of the Fund's portfolio securities and their denominated currencies. See the Statement of Additional Information for a further discussion of such risks.

PORTFOLIO MANAGEMENT

    The Fund's portfolio is actively managed by its Adviser with a view to achieving the Fund's investment objective. Robert M. Hanisee, Mark Attanasio, Kevin A. Hunter and Melissa Weiler, Managing Directors of the Adviser, are the primary portfolio managers of the Fund. Messrs. Hanisee and Hunter and Ms. Weiler have been primary portfolio managers of the Fund since April, 1995 and Mr. Attanasio has been a portfolio manager of the Fund since March, 1996. Messrs. Hanisee and Hunter have been portfolio managers with affiliates of The TCW Group, Inc. since 1990 and 1989, respectively. Mr. Attanasio has been a portfolio manager with the TCW Group Inc. and affiliates thereof since April, 1995. Prior thereto he was Co-Chief Executive Officer and Chief Portfolio Strategist of Crescent Corporation (April, 1991-April 1995). Ms. Weiler has been a portfolio manager with affiliates of The TCW Group, Inc. since April, 1995, and prior thereto was a Vice President and Portfolio Manager of Crescent Capital Corporation, an Investment Adviser, with which she had been affiliated since February 1992. Prior thereto, she was a Senior Investment Analyst at First Capital Holdings Corporation.

    In determining which securities to purchase for the Fund or hold in the Fund's portfolio, the Adviser will rely on information from various sources, including research, analysis and appraisals of brokers and dealers, including Dean Witter Reynolds Inc. ("DWR"), a broker-dealer affiliate of the Manager, and others regarding economic developments and interest rate trends, and the Adviser's own analysis of factors it deems relevant.

    Orders for transactions in portfolio securities and commodities are placed for the Fund with a number of brokers and dealers, including DWR. The Fund may incur brokerage commissions on transactions conducted through DWR. Under normal circumstances it is not anticipated that the portfolio trading will result in the Fund's portfolio turnover rate exceeding 100% in any one year. The Fund will incur brokerage costs commensurate with its portfolio turnover rate.

    Except  as  specifically  noted,  all  investment  policies  and   practices
discussed above are not fundamental policies of the Fund and, as such, may be changed without shareholder approval.

INVESTMENT RESTRICTIONS
--------------------------------------------------------------------------------

    The investment restrictions listed below are among the restrictions which have been adopted by the Fund as fundamental policies. Under the Act, a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund, as defined in the Act. For purposes of the following limitations: (i) all percentage limitations apply immediately after a purchase or initial investment, and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the portfolio.

    The Fund may not:

      1. Invest 25% or more of the value of its total assets in securities of issuers in any one industry. This restriction does not apply to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities.

      2. Invest more than 5% of the value of its total assets in securities of issuers having a record, together with predecessors, of less than three years of continuous operation. This restriction does not apply to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities.

    In addition, as a non-fundamental policy, the Fund may not, as to 75% of its total assets, purchase more than 10% of the voting securities of any issuer.

PURCHASE OF FUND SHARES
--------------------------------------------------------------------------------

    The Fund offers its shares for sale to the public on a continuous basis. Pursuant to a Distribution Agreement between the Fund and Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Manager, shares of the Fund are distributed by the Distributor and offered by DWR and others (which may include TCW Brokerage Services, an affiliate of the Adviser) who have entered into agreements with the Distributor ("Selected Broker-Dealers"). The principal executive office of the Distributor is located at Two World Trade Center, New York, New York 10048.

    The minimum initial purchase is $1,000 and subsequent purchases of $100 or more may be made by sending a check, payable to TCW/DW Income and Growth Fund, directly to Dean Witter Trust Company (the "Transfer Agent") at P.O. Box 1040, Jersey City, NJ 07303, or by contacting an account executive of DWR or another Selected Broker-Dealer. The minimum initial purchase in the case of investments through EasyInvest-SM-, an automatic purchase plan (see "Shareholder Services"), is $100, provided that the schedule of automatic investments will result in investments totalling at least $1,000 within the first twelve months. In the case of investments pursuant to Systematic Payroll Deduction Plans (including Individual Retirement Plans), the Fund, in its discretion, may accept investments without regard to any minimum amounts which would otherwise be required if the Fund has reason to believe that additional investments will increase the investment in all accounts under such Plans to at least $1,000. Certificates for shares purchased will not be issued unless a request is made by the shareholder in writing to the Transfer Agent.

    Shares of the Fund are sold through the Distributor on a normal three business day settlement basis; that is, payment is due on the third business day (settlement date) after the order is placed with the Distributor. Since DWR and other Selected Broker-Dealers forward investors' funds on settlement date, they will benefit from the temporary use of the funds if payment is made prior thereto. As noted above, orders placed directly with the Transfer Agent must be accompanied by payment. Investors will be entitled to receive income dividends and capital gains distributions if their order is received by the close of business on the day prior to the record date for such dividends and distributions.

    The offering price will be the net asset value per share next determined following receipt of an order (see "Determination of Net Asset Value"). Sales personnel of a Selected Broker-Dealer are compensated for shares of the Fund sold by them by the Distributor or any of its affiliates and/or the Selected Broker-Dealer. In addition, some sales personnel of the Selected Broker-Dealer will receive various types of non-cash compensation as special sales incentives, including trips, educational and/or business seminars and merchandise. The Fund and the Distributor reserve the right to reject any purchase orders.

PLAN OF DISTRIBUTION


    The Fund has entered into a Plan of Distribution pursuant to Rule 12b-1 under the Act with the Distributor whereby the expenses of certain activities and services, including personal services to shareholders and maintenance of shareholder accounts, in connection with the distribution of the Fund's shares are reimbursed. The principal activities and services which may be provided by DWR, its affiliates or any other Selected Broker-Dealer under the Plan include:
(1) compensation to, and expenses of, DWR account executives and others, including overhead and telephone expenses; (2) sales incentives and bonuses to sales representatives and to marketing personnel in connection with promoting sales of the Fund's shares; (3) expenses incurred in connection with promoting sales of the Fund's shares; (4) preparing and distributing sales literature; and
(5) providing advertising and promotional activities, including direct mail solicitation and television, radio, newspaper, magazine and other media advertisements. Reimbursements for these services will be made in monthly payments by the Fund, which will in no event exceed an amount equal to a payment at the annual rate of 0.75% of the Fund's average daily net assets. A portion of the amount payable pursuant to the Plan, which may not exceed 0.25% of the Fund's average daily net assets, is characterized as a service fee within the meaning of NASD guidelines. The service fee is a payment made for personal service and/or the maintenance of shareholder accounts. Expenses incurred pursuant to the Plan in any fiscal year in excess of 0.75% of the Fund's average daily net assets will not be reimbursed by the Fund through payments accrued in any subsequent fiscal year. The Fund accrued $425,303 to the Distributor pursuant to the Plan for the fiscal year ended January 31, 1997. This is an accrual at the annual rate of 0.74% of the Fund's average daily net assets.


DETERMINATION OF NET ASSET VALUE

    The net asset value per share of the Fund is determined once daily at 4:00 p.m., New York time (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time), on each day that the New York Stock Exchange is open by taking the value of all assets of the Fund, subtracting all its liabilities, dividing by the number of shares outstanding and adjusting to the nearest cent. The net asset value per share will not be determined on Good Friday and on such other federal and non-federal holidays as are observed by the New York Stock Exchange.


    In the calculation of the Fund's net asset value: (1) an equity portfolio security listed or traded on the New York or American Stock Exchange or other stock exchange is valued at its latest sale price on that exchange prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); and (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation. When market quotations are not readily available, including circumstances under which it is determined by the Adviser that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees. For valuation purposes, quotations of foreign portfolio securities are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the New York Stock Exchange. Dividends receivable are accrued as of the ex-dividend date or as of the time that the relevant ex-dividend date and amounts become known.

    Short-term debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, unless the Trustees determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees.


    Certain of the Fund's portfolio securities may be valued by an outside pricing service approved by the Fund's Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service.


SHAREHOLDER SERVICES
--------------------------------------------------------------------------------

    AUTOMATIC INVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. All income dividends and capital gains distributions are automatically paid in full and fractional shares of the Fund (or, if specified by the shareholder, any other TCW/DW Fund), unless the shareholder requests that they be paid in cash. Each purchase of shares of the Fund is made upon the condition that the Transfer Agent is thereby automatically appointed as agent of the investor to receive all dividends and capital gains distributions on shares owned by the investor. Such dividends and distributions will be paid, at the net asset value per share, in shares of the Fund (or in cash if the shareholder so requests) as of the close of business on the record date. At any time an investor may request the Transfer Agent, in writing, to have subsequent dividends and/or capital gains distributions paid to him or her in cash rather than shares. In order to provide sufficient time to process the change, such request should be received by the Transfer Agent at least five business days prior to the record date of the dividend or distribution. In the case of recently purchased shares for which registration instructions have not been received on the record date, cash payments will be made to DWR or another Selected Broker-Dealer, which will be forwarded to the shareholder, upon the receipt of proper instructions.

    INVESTMENT OF DIVIDENDS OR DISTRIBUTIONS RECEIVED IN CASH. Any shareholder who receives a cash payment representing a dividend or capital gains distribution may invest such dividend or distribution at the net asset value per share next determined after receipt by the Transfer Agent, by returning the check or the proceeds to the Transfer Agent within 30 days after the payment date.

    EASYINVEST-SM-.   Shareholders may  subscribe  to EasyInvest,  an  automatic purchase plan which provides for any amount from $100 to $5,000 to be transferred automatically from a checking or savings account, on a semi-monthly, monthly or quarterly basis, to the Transfer Agent for investment in shares of the Fund (see "Purchase of Fund Shares" and "Repurchases and Redemptions -- Involuntary Redemption").

    SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan (the "Withdrawal Plan") is available for shareholders who own or purchase shares of the Fund having a minimum value of $10,000 based upon the then current net asset value. The Withdrawal Plan provides for monthly or quarterly (March, June, September and December) checks in any dollar amount, not less than $25, or in any whole percentage of the account balance, on an annualized basis. Only shareholders having accounts in which no share certificates have been issued will be permitted to enroll in the Withdrawal Plan.

    Shareholders should contact their DWR or other Selected Broker-Dealer account executive or the Transfer Agent for further information about any of the above services.

    TAX SHELTERED RETIREMENT PLANS. Retirement plans are available for use by corporations, the self-employed, Individual Retirement Accounts and Custodial Accounts under Section 403(b)(7) of the Internal

Revenue Code. Adoption of such plans should be on advice of legal counsel or tax adviser.

    For further information regarding plan administration, custodial fees and other details, investors should contact their account executive or the Transfer Agent.

EXCHANGE PRIVILEGE

    An "Exchange Privilege," that is, the privilege of exchanging shares of certain Funds for shares of the Fund, exists whereby shares of TCW/DW Funds which are open-end investment companies sold with a contingent deferred (at time of redemption) sales charge ("CDSC Funds") may be exchanged for shares of the Fund, for shares of TCW/DW North American Government Income Trust, TCW/DW Balanced Fund, and for shares of five money market funds for which InterCapital serves as investment manager: Dean Witter Liquid Asset Fund Inc., Dean Witter U.S. Government Money Market Trust, Dean Witter Tax-Free Daily Income Trust, Dean Witter California Tax-Free Daily Income Trust and Dean Witter New York Municipal Money Market Trust (the foregoing eight investment companies, including the Fund, are hereinafter collectively referred to as "Exchange Funds").

    An exchange from a CDSC Fund to an Exchange Fund that is not a money market fund is on the basis of the next calculated net asset value per share of each fund after the exchange order is received. When exchanging into a money market fund from a CDSC Fund, shares of the CDSC Fund are redeemed at their next calculated net asset value and exchanged for shares of the money market fund at their net asset value determined the following business day. Additionally, shares of any Exchange Fund received in an exchange for shares of a CDSC Fund (regardless of the type of fund originally purchased) may be redeemed and exchanged for shares of an Exchange Fund or a CDSC Fund. Any applicable contingent deferred sales charge ("CDSC") will have to be paid upon ultimate redemption of shares originally purchased from a CDSC Fund. If those shares are subsequently reexchanged for shares of a CDSC Fund, the holding period previously frozen when the first exchange was made resumes on the last day of the month in which shares of a CDSC Fund are reacquired. Thus, the CDSC is based upon the time (calculated as described above) the shareholder was invested in a CDSC Fund. However, in the case of shares exchanged into an Exchange Fund, upon a redemption of shares which results in a CDSC being imposed, a credit (not to exceed the amount of the CDSC) will be given in an amount equal to the Exchange Fund 12b-1 distribution fees which are attributable to those shares (see "Purchase of Fund Shares -- Plan of Distribution" in this Prospectus or the respective other Exchange Fund prospectus for a description of Exchange Fund 12b-1 distribution fees). Exchanges involving CDSC Funds may be made after the shares of the CDSC Fund acquired by purchase (not by exchange or dividend reinvestment) have been held for thirty days. There is no waiting period for exchanges of shares acquired by exchange or dividend reinvestment.

    Purchases and exchanges should be made for investment purposes only. A pattern of frequent exchanges may be deemed by the Manager to be abusive and contrary to the best interests of the Fund's other shareholders and, at the Manager's discretion, may be limited by the Fund's refusal to accept additional purchases and/or exchanges from the investor. Although the Fund does not have any specific definition of what constitutes a pattern of frequent exchanges, and will consider all relevant factors in determining whether a particular situation is abusive and contrary to the best interests of the Fund and its other shareholders, investors should be aware that the Fund, each of the other TCW/DW Funds and each of the money market funds may in their discretion limit or otherwise restrict the number of times this Exchange Privilege may be exercised by any investor. Any such restriction will be made by the Fund on a prospective basis only, upon notice to the shareholder not later than ten days following such shareholder's most recent exchange. Also, the Exchange Privilege may be terminated or revised at any time by the Fund and/or any of such TCW/DW Funds or money market funds for which shares of the Fund have been exchanged, upon such notice as may be required by applicable regulatory agencies. Shareholders maintaining margin accounts with DWR or another Selected Broker-Dealer are referred to their account executive regarding restric-tions on exchange of shares pledged in the margin account.

    The current prospectus for each fund describes its investment objective(s) and policies, and shareholders should obtain a copy and examine it carefully before investing. Exchanges are subject to the minimum investment requirement and any other conditions imposed by each fund. An exchange will be treated for federal income tax purposes the same as a repurchase or redemption of shares, on which the shareholder may realize a capital gain or loss. However, the ability to deduct capital losses on an exchange may be limited in situations where there is an exchange of shares within ninety days after the shares are purchased. The Exchange Privilege is only available in states where an exchange may legally be made.

    If DWR or another Selected Broker-Dealer is the current dealer of record and its account numbers are part of the account information, shareholders may initiate an exchange of shares of the Fund for shares of any of the funds for which the Exchange Privilege is available pursuant to this Exchange Privilege by contacting their DWR or other Selected Broker-Dealer account executive (no Exchange Privilege Authorization Form is required). Other shareholders (and those shareholders who are clients of DWR or other Selected Broker-Dealers but who wish to make exchanges directly by writing or telephoning the Transfer Agent) must complete and forward to the Transfer Agent an Exchange Privilege Authorization Form, copies of which may be obtained from the Transfer Agent, to initiate an exchange. If the Authorization Form is used, exchanges may be made in writing or by contacting the Transfer Agent at (800) 869-NEWS (toll free). The Fund will employ reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine. The procedures include requiring various forms of personal identification such as name, mailing address, social security or other tax identification number and DWR or other Selected Broker-Dealer account number (if any). Telephone instructions will also be recorded. If such procedures are not employed, the Fund may be liable for any losses due to unauthorized or fraudulent transactions.

    Telephone exchange instructions will be accepted if received by the Transfer Agent between 9:00 a.m. and 4:00 p.m., New York time, on any day the New York Stock Exchange is open. Any shareholder wishing to make an exchange who has previously filed an Exchange Privilege Authorization Form and who is unable to reach the Fund by telephone should contact his or her DWR or other Selected Broker-Dealer account executive, if appropriate, or make a written exchange request. Shareholders are advised that during periods of drastic economic or market changes, it is possible that the telephone exchange procedures may be difficult to implement, although this has not been the case in the past with other funds managed by the Manager.

    For further information regarding the Exchange Privilege, shareholders should contact their DWR or other Selected Broker-Dealer account executive or the Transfer Agent.

REPURCHASES AND REDEMPTIONS
--------------------------------------------------------------------------------

    REPURCHASES. DWR and other Selected Broker-Dealers are authorized to repurchase shares represented by a share certificate which is delivered to any of their offices. Shares held in a shareholder's account without a share certificate may also be repurchased by DWR and other Selected Broker Dealers upon the telephonic request of the shareholder. The repurchase price is the net asset value next determined (see "Purchase of Fund Shares -- Determination of Net Asset Value") after such repurchase order is received by DWR or the other Selected Broker-Dealer. The offers by DWR and other Selected Broker-Dealers to repurchase shares from shareholders may be suspended by them at any time. In that event, shareholders may redeem their shares through the Fund's Transfer Agent as set forth below under "Redemptions."

    REDEMPTIONS. Shares of the Fund can be redeemed for cash at any time at net asset value per share next determined. If shares are held in a shareholder's account at the Transfer Agent without a share certificate, a written request for redemption must be sent to the Fund's Transfer Agent at P.O. Box 983, Jersey City, NJ 07303. The share certificate, or an accompanying stock power, and the request for redemption, must be signed by the shareholder or shareholders exactly as the shares are registered. Each request for redemption, whether or not accompanied by a share certificate, must be sent to the Fund's Transfer Agent, which will redeem the shares at their net asset value next determined as described under "Purchase of Fund Shares -- Determination of Net Asset Value" after it receives the request, and certificate, if any, in good order. Any redemption request received after such determination will be redeemed at the next determined net asset value. The term "good order" means that the share certificate, if any, and request for redemption are properly signed, accompanied by any documentation required by the Transfer Agent, and bear signature guarantees when required by the Fund or the Transfer Agent. If redemption is requested by a corporation, partnership, trust or fiduciary, the Transfer Agent may require that written evidence of authority acceptable to the Transfer Agent be submitted before such request is accepted. With regard to shares of the Fund acquired pursuant to the Exchange Privilege, any applicable contingent deferred sales charge will be imposed upon the redemption of such shares (see "Purchase of Fund Shares -- Exchange Privilege").

    Whether certificates are held by the shareholder or shares are held in a shareholder's account, if the proceeds are to be paid to any person other than the record owner, or if the proceeds are to be paid to a corporation (other than DWR or another Selected Broker-Dealer for the account of the shareholder), partnership, trust or fiduciary, or sent to the shareholder at an address other than the registered address, signatures must be guaranteed by an eligible guarantor acceptable to the Transfer Agent (shareholders should contact the Transfer Agent for a determination as to whether a particular institution is such an eligible guarantor). A stock power may be obtained from any dealer or commercial bank. The Fund may change the signature guarantee requirements from time to time upon notice to shareholders, which may be by means of a revised prospectus.

    PAYMENT FOR SHARES REPURCHASED OR REDEEMED. Payment for shares presented for repurchase or redemption will be made by check within seven days after receipt by the Transfer Agent of the certificate and/or written request in good order. Such payment may be postponed or the right of redemption suspended under unusual circumstances. If the shares to be redeemed have recently been purchased by check, payment of the redemption proceeds may be delayed for the minimum time needed to verify that the check used for investment has been honored (not more than fifteen days from the time of receipt of the check by the Transfer Agent). Shareholders maintaining margin accounts with DWR or another Selected Broker-Dealer are referred to their account executive regarding restrictions on redemption of shares of the Fund pledged in the margin account.

    REINSTATEMENT PRIVILEGE. A shareholder who has had his or her shares redeemed or repurchased and has not previously exercised this reinstatement privilege may, within 30 days after the date of the redemption or repurchase, reinstate any portion or all of the proceeds of such redemption or repurchase in shares of the Fund at net asset value next determined after a reinstatement request, together with the proceeds, is received by the Transfer Agent.


    INVOLUNTARY REDEMPTION. The Fund reserves the right, on 60 days' notice, to redeem, at their net asset value, the shares of any shareholder (other than shares held in an individual Retirement Account or Custodial Account under
Section 403(b)(7) of the Internal Revenue Code) whose shares due to redemptions by the shareholder have a value of less than $100 or such lesser amount as may be fixed by the Trustees or, in the case of an account offered through EasyInvest, if after twelve months the shareholder has invested less than $1,000 in the account. However, before the Fund redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares is less than the applicable amount and allow the shareholder 60 days to make an additional investment in an amount which will increase the value of the account to at least the applicable amount before the redemption is processed.

DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------


    DIVIDENDS AND DISTRIBUTIONS. The Fund intends to pay quarterly dividends and to distribute substantially all of the Fund's net investment income. The Fund intends to distribute net short-term and net long-term capital gains, if any, at least once each year. The Fund may, however, determine either to distribute or to retain all or part of any net long-term capital gains in any year for reinvestment.


    All dividends and any capital gains distributions will be paid in additional Fund shares and automatically credited to the shareholder's account without issuance of a share certificate unless the shareholder requests in writing that all dividends and/or distributions be paid in cash. (See "Shareholders Services -- Automatic Investment of Dividends and Distributions.")

    TAXES. Because the Fund intends to distribute all of its net investment income and capital gains to shareholders and otherwise continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, it is not expected that the Fund will be required to pay any federal income tax. Shareholders who are required to pay taxes on their income will normally have to pay federal income taxes, and any state income taxes, on the dividends and distributions they receive from the Fund. Such dividends and distributions, to the extent that they are derived from net investment income or short-term capital gains, are taxable to the shareholder as ordinary income regardless of whether the shareholder receives such payments in additional shares or in cash.

    Distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held the Fund's shares and regardless of whether the distribution is received in additional shares or in cash. Capital gains distributions are not eligible for the corporate dividends received deduction.


    The Fund may at times make payments from sources other than income or net capital gains. Payments from such sources, in effect, represent a return of a portion of each shareholder's investment. All, or a portion, of such payments will not be taxable to shareholders.


    After the end of the calendar year, shareholders will be sent full information on their dividends and capital gains distributions for tax purposes. To avoid being subject to a 31% federal backup withholding tax on taxable dividends, capital gains distributions and the proceeds of redemptions and repurchases, shareholders' taxpayer identification numbers must be furnished and certified as to their accuracy.

    Shareholders should consult their tax advisers as to the applicability of the foregoing to their current situation.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

    From time to time the Fund may quote its "yield" and/or its "total return" in advertisements and sales literature. Both the yield and the total return of the Fund are based on historical earnings and are not intended to indicate future performance. The yield of the Fund is computed by dividing the net investment income of the Fund over a 30-day period by an average value (using the average number of shares entitled to receive dividends and the net asset value per share at the end of the period), all in accordance with applicable regulatory requirements. Such amount is compounded for six months and then annualized for a twelve-month period to derive the yield of the Fund.

    From time to time the Fund may quote its "total return" in advertisements and sales literature. The total return of the Fund is based on historical earnings and is not intended to indicate future performance. The "average annual total return" of the Fund refers to a figure reflecting the average annualized percentage increase (or decrease) in the value of an initial investment in the Fund of $1,000 over periods of one, five and ten years, as well as over the life of the Fund, if less than any of the foregoing. Average annual total return reflects all income earned by the Fund, any appreciation or depreciation of the Fund's assets and all expenses incurred by the Fund, which would be incurred by redeeming shareholders, for the stated periods. It also assumes reinvestment of all dividends and distributions paid by the Fund.

    In addition to the foregoing, the Fund may advertise its total return over different periods of time by means of aggregate, average, and year-by-year or other types of total return figures. The Fund may also advertise the growth of hypothetical investments of $10,000, $50,000 and $100,000 in shares of the Fund. The Fund from time to time may also advertise its performance relative to certain performance rankings and indexes compiled by independent organizations (such as mutual fund performance rankings of Lipper Analytical Services, Inc.).

ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

    VOTING RIGHTS. All shares of beneficial interest of the Fund are of $0.01 par value and are equal as to earnings, assets and voting privileges.

    The Fund is not required to hold Annual Meetings of Shareholders and in ordinary circumstances the Fund does not intend to hold such meetings. Under certain circumstances the Trustees may be removed by action of the Trustees. The shareholders also have the right under certain circumstances to remove Trustees.

    Under Massachusetts law, shareholders of a business trust may, under certain limited circumstances, be held personally liable as partners for obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund, requires that Fund obligations include such disclaimer, and provides for indemnification and reimbursement of expenses out of the Fund's property for any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability, and the nature of the Fund's assets and operations, in the opinion of Massachusetts counsel to the Fund, the risk to shareholders of personal liability is remote.


    CODE OF ETHICS. The Adviser is subject to a Code of Ethics with respect to investment transactions in which the Adviser's officers, directors and certain other persons have a beneficial interest to avoid any actual or potential conflict or abuse of their fiduciary position. The Code of Ethics, as it pertains to the TCW/DW Funds, contains several restrictions and procedures designed to eliminate conflicts of interest including: (a) pre-clearance of personal investment transactions to ensure that personal transactions by employees are not being conducted at the same time as the Adviser's clients; (b) quarterly reporting of personal securities transactions; (c) a prohibition against personally acquiring securities in an initial public offering, entering into uncovered short sales and writing uncovered options; (d) a seven day "black-out period" prior to or subsequent to a TCW/DW Fund transaction during which portfolio managers are prohibited from making certain transactions in securities which are being purchased or sold by a TCW/DW Fund; (e) a prohibition, with respect to certain investment personnel, from profiting in the purchase and sale, or sale and purchase, of the same (or equivalent) securities within 60 calendar days; and (f) a prohibition against acquiring any security which is subject to firm wide or, if applicable, a department restriction of the Adviser. The Code of Ethics provides that exemptive relief may be given from certain of its requirements, upon application. The Adviser's Code of Ethics complies with regulatory requirements and, insofar as it relates to persons associated with registered investment companies, the 1994 Report of the Advisory Group on Personal Investing of the Investment Company Institute.



    SHAREHOLDER INQUIRIES. All inquiries regarding the Fund should be directed to the Fund at the telephone numbers or address set forth on the front cover of this Prospectus.

APPENDIX
--------------------------------------------------------------------------------

RATINGS OF CORPORATE DEBT INSTRUMENTS
MOODY'S INVESTORS SERVICE INC. ("MOODY'S")

                         FIXED-INCOME SECURITY RATINGS

Aaa        Fixed-income  securities which are rated  Aaa are judged to be  of the best quality. They carry the smallest  degree of  investment risk  and are  generally referred  to as  "gilt edge."  Interest payments are protected  by a large or  by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as  can  be visualized  are  most unlikely  to  impair the  fundamentally  strong position of such issues.
Aa         Fixed-income  securities which  are rated  Aa are  judged to  be of  high quality  by all standards. Together with the  Aaa group they  comprise what are  generally known as  high grade fixed-income securities. They are rated lower than the best fixed-income securities because  margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of  greater amplitude or there  may be other elements  present which make the long-term risks appear somewhat larger than in Aaa securities.
A          Fixed-income  securities which are  rated A possess  many favorable investment attributes and are to be considered  as upper medium grade  obligations. Factors giving security  to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.
Baa        Fixed-income  securities which are rated Baa  are considered as medium grade obligations;
           i.e., they  are  neither highly  protected  nor  poorly secured.  Interest  payments  and principal security appear adequate for the present but certain protective elements may be lacking  or may  be characteristically  unreliable over  any great  length of  time. Such fixed-income securities  lack outstanding  investment characteristics  and in  fact  have speculative characteristics as well.
           Fixed-income securities rated Aaa, Aa, A and Baa are considered investment grade.
Ba         Fixed-income securities which are rated Ba are judged to have speculative elements; their future  cannot  be considered  as  well assured.  Often  the protection  of  interest and principal payments may be very moderate,  and therefore not well safeguarded during  both good  and bad times  in the future.  Uncertainty of position  characterizes bonds in this class.
B          Fixed-income securities which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
Caa        Fixed-income securities which are rated Caa are  of poor standing. Such issues may be  in default or there may be present elements of danger with respect to principal or interest.
Ca         Fixed-income securities which are rated Ca present obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
C          Fixed-income  securities which  are rated  C are the  lowest rated  class of fixed-income securities, and issues so  rated can be  regarded as having  extremely poor prospects  of ever attaining any real investment standing.

    RATING REFINEMENTS: Moody's may apply numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through B in its municipal fixed-income security rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and a modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                            COMMERCIAL PAPER RATINGS

    Moody's Commercial Paper ratings are opinions of the ability to repay punctually promissory obligations not having an original maturity in excess of nine months. The ratings apply to Municipal Commercial Paper as well as taxable Commercial Paper. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers: Prime-1, Prime-2, Prime-3.

    Issuers rated Prime-1 have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 have a strong capacity for repayment of short-term promissory obligations; and Issuers rated Prime-3 have an acceptable capacity for repayment of short-term promissory obligations. Issuers rated Not Prime do not fall within any of the Prime rating categories.

STANDARD & POOR'S CORPORATION ("STANDARD & POOR'S")

                         FIXED-INCOME SECURITY RATINGS

    A Standard & Poor's fixed-income security rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

    The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. The ratings are based, in varying degrees, on the following considerations: (1) likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

    Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other reasons.

AAA        Fixed-income  securities  rated "AAA"  have the  highest rating  assigned by  Standard &
           Poor's. Capacity to pay interest and repay principal is extremely strong.
AA         Fixed-income securities rated "AA" have a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.
A          Fixed-income securities  rated "A"  have a  strong capacity  to pay  interest and  repay principal  although they are somewhat more susceptible to the adverse effects of changes in circumstances and  economic conditions than  fixed-income securities in  higher-rated categories.
BBB        Fixed-income  securities rated "BBB" are regarded as  having an adequate capacity to pay
           interest  and  repay  principal.  Whereas  it  normally  exhibits  adequate   protection
           parameters,  adverse economic  conditions or changing  circumstances are  more likely to lead to  a  weakened capacity  to  pay interest  and  repay principal  for  fixed-income securities in this category than for fixed-income securities in higher-rated categories.
           Fixed-income securities rated AAA, AA, A and BBB are considered investment grade.
BB         Fixed-income  securities rated  "BB" have less  near-term vulnerability  to default than other speculative  grade  fixed-income  securities.  However,  it  faces  major  ongoing uncertainties  or exposure to  adverse business, financial  or economic conditions which could lead to inadequate capacity or willingness to pay interest and repay principal.
B          Fixed-income securities rated "B" have a greater vulnerability to default but  presently has  the capacity to  meet interest payments and  principal repayments Adverse business, financial or economic  conditions would  likely impair  capacity or  willingness to  pay interest and repay principal.

CCC        Fixed-income  securities  rated  "CCC"  have  a  current  identifiable  vulnerability to default, and is dependent upon favorable business, financial and economic conditions  to meet  timely payments of interest  and repayments of principal.  In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal.
CC         The rating "CC" is typically applied  to fixed-income securities subordinated to  senior debt which is assigned an actual or implied "CCC" rating.
C          The  rating "C" is  typically applied to fixed-income  securities subordinated to senior debt which is assigned an actual or implied "CCC-" rating.
CI         The rating "CI" is reserved  for fixed-income securities on  which no interest is  being paid.
NR         Indicates  that no rating has been requested,  that there is insufficient information on which to base a  rating or that  Standard & Poor's  does not rate  a particular type  of obligation as a matter of policy.
           Fixed-income  securities rated  "BB", "B",  "CCC", "CC" and  "C" are  regarded as having predominantly speculative characteristics with respect  to capacity to pay interest  and repay  principal. "BB"  indicates the  least degree of  speculation and  "C" the highest degree of speculation. While such fixed-income securities will likely have some  quality and  protective characteristics,  these are outweighed  by large  uncertainties or major risk exposures to adverse conditions.
           Plus (+) or minus (-): The rating from "AA" to "CCC" may be modified by the addition  of a plus or minus sign to show relative standing with the major ratings categories.

                            COMMERCIAL PAPER RATINGS

    Standard and Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based upon current information furnished by the issuer or obtained by S&P from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information. Ratings are graded into group categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Ratings are applicable to both taxable and tax-exempt commercial paper. The categories are as follows:

    Issues assigned A ratings are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designation 1, 2, and 3 to indicate the relative degree of safety.

A-1        indicates that the degree of safety regarding timely payment is very strong.
A-2        indicates capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated "A-1".
A-3        indicates   a  satisfactory  capacity  for  timely  payment.  Obligations  carrying  this designation are, however, somewhat more vulnerable  to the adverse effects of changes  in circumstances than obligations carrying the higher designations.

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
                 (This page has been left blank intentionally.)

TCW/DW Income and
Growth Fund
Two World Trade Center
New York, New York 10048
TRUSTEES
John C. Argue
Richard M. DeMartini                 TCW/DW
Charles A. Fiumefreddo               INCOME AND
John R. Haire                             GROWTH FUND
Dr. Manuel H. Johnson
Thomas E. Larkin, Jr.
Michael E. Nugent
John L. Schroeder
Marc I. Stern
OFFICERS
Charles A. Fiumefreddo
Chairman and Chief Executive
Officer
Thomas E. Larkin, Jr.
President
Barry Fink
Vice President, Secretary and
General Counsel
Robert M. Hanisee
Vice President
Kevin A. Hunter
Vice President
Mark Attanasio
Vice President
Melissa Weiler
Vice President
Thomas F. Caloia
Treasurer
CUSTODIAN
The Bank of New York
90 Washington Street
New York, New York 10286
TRANSFER AGENT
AND DIVIDEND DISBURSING AGENT
Dean Witter Trust Company
Harborside Financial Center
Plaza Two
Jersey City, New Jersey 07311
INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036
MANAGER
Dean Witter Services Company Inc.
ADVISER
TCW Funds Management, Inc.
                                     PROSPECTUS
37882                                APRIL 2, 1997

                                                                  [LOGO]
                                                                      INCOME AND
                                                                     GROWTH FUND

STATEMENT OF ADDITIONAL INFORMATION


APRIL 2, 1997


--------------------------------------------------------------------------------

TCW/DW Income and Growth Fund (the "Fund") is an open-end, non-diversified management investment company, whose investment objective is to generate high total return by providing a high level of current income and the potential for capital appreciation. The Fund seeks to achieve its investment objective by investing primarily in convertible securities, fixed-income securities and common stocks. See "Investment Objective and Policies."


    A Prospectus for the Fund dated April 2, 1997, which provides the basic information you should know before investing in the Fund, may be obtained without charge from the Fund at the address or telephone numbers listed below or from the Fund's Distributor, Dean Witter Distributors Inc., or from Dean Witter Reynolds Inc. at any of its branch offices. This Statement of Additional Information is not a Prospectus. It contains information in addition to and more detailed than that set forth in the Prospectus. It is intended to provide additional information regarding the activities and operations of the Fund, and should be read in conjunction with the Prospectus.


TCW/DW INCOME AND GROWTH FUND
Two World Trade Center
New York, New York 10048
(212) 392-2550 or
(800) 869-NEWS (toll free)

TABLE OF CONTENTS
--------------------------------------------------------------------------------

----------------------------------------------------------------------------


The Fund and its Management..........................................................          3

Trustees and Officers................................................................          6

Investment Practices and Policies....................................................         13

Investment Restrictions..............................................................         26

Portfolio Transactions and Brokerage.................................................         27

The Distributor......................................................................         29

Shareholder Services.................................................................         31

Repurchases and Redemptions..........................................................         35

Dividends, Distributions and Taxes...................................................         35

Performance Information..............................................................         36

Description of Shares................................................................         37

Custodian and Transfer Agent.........................................................         38

Independent Accountants..............................................................         38

Reports to Shareholders..............................................................         38

Legal Counsel........................................................................         38

Experts..............................................................................         38

Registration Statement...............................................................         39

Report of Independent Accountants....................................................         40

Financial Statements--January 31, 1997...............................................         41

THE FUND AND ITS MANAGEMENT
--------------------------------------------------------------------------------

THE FUND


    The Fund is a trust of the type commonly known as a "Massachusetts business trust" and was organized under the laws of the Commonwealth of Massachusetts on November 23, 1992. The Fund is one of the TCW/DW Funds, which currently consist, in addition to the Fund, of TCW/DW Core Equity Trust, TCW/DW North American Government Income Trust, TCW/DW Latin American Growth Fund, TCW/DW Small Cap Growth Fund, TCW/DW Balanced Fund, TCW/DW Mid-Cap Equity Trust, TCW/DW Global Telecom Trust, TCW/DW Strategic Income Trust, TCW/DW Term Trust 2000, TCW/DW Term Trust 2002, TCW/DW Term Trust 2003, TCW/DW Emerging Markets Opportunities Trust and TCW/DW Total Return Trust.


THE MANAGER


    Dean Witter Services Company Inc. (the "Manager"), a Delaware corporation, whose address is Two World Trade Center, New York, New York 10048, is the
Fund's Manager. The Manager is a wholly-owned subsidiary of Dean Witter InterCapital Inc. ("InterCapital"), a Delaware corporation. InterCapital is a wholly-owned subsidiary of Dean Witter, Discover & Co. ("DWDC"), a Delaware corporation. In an internal reorganization which took place in January, 1993, InterCapital assumed the investment advisory, administrative and management activities previously performed by the InterCapital Division of Dean Witter Reynolds Inc. ("DWR"), a broker-dealer affiliate of the Manager. (As hereinafter used in this Statement of Additional Information, the term "InterCapital" refers to DWR's InterCapital Division prior to the internal reorganization and to Dean Witter InterCapital Inc. thereafter.) The daily management of the Fund is conducted by or under the direction of officers of the Fund and of the Manager and Adviser (see below), subject to review by the Fund's Board of Trustees. Information as to these Trustees and officers is contained under the caption "Trustees and Officers."


    Pursuant to a management agreement (the "Management Agreement") with the Manager, the Fund has retained the Manager to manage the Fund's business affairs, supervise the overall day-to-day operations of the Fund (other than rendering investment advice) and provide all administrative services to the Fund. Under the terms of the Management Agreement, the Manager also maintains certain of the Fund's books and furnishes, at its own expense, such office space, facilities, equipment, supplies, clerical help and bookkeeping and legal services as the Fund may reasonably require in the conduct of its business, including the preparation of prospectuses, statements of additional information, proxy statements and reports required to be filed with the federal and state securities commissions (except insofar as the participation or assistance of independent accountants and attorneys is, in the opinion of the Manager, necessary or desirable). In addition, the Manager pays the salaries of all personnel, including officers of the Fund, who are employees of the Manager. The Manager also bears the cost of the Fund's telephone service, heat, light, power and other utilities.

    As full compensation for the services and facilities furnished to the Fund and expenses of the Fund assumed by the Manager, the Fund pays the Manager monthly compensation calculated daily by applying the following annual rates to the net assets of the Fund determined as of the close of each business day:
0.45% of the portion of daily net assets not exceeding $500 million; and 0.42% of the portion of daily net assets exceeding $500 million. While the total fees payable under the Management Agreement and the Advisory Agreement (described below) are higher than that paid by most other investment companies for similar services, the Board of Trustees determined that the total fees payable under the Management Agreement and the Advisory Agreement are reasonable in relation to the scope and quality of services to be provided thereunder. In this regard, in evaluating the Management Agreement and the Advisory Agreement, the Board of Trustees recognized that the Manager and the Adviser had, pursuant to an agreement described under the section entitled "The Adviser," agreed to a division as between themselves of the total fees necessary for the management of the business affairs of and the furnishing of investment advice to the Fund. Accordingly, in reviewing the Management Agreement and Advisory Agreement, the Board viewed as most significant the question as to whether the total fees payable under the Management and Advisory Agreements were in the aggregate reasonable in relation to the services to be provided thereunder. For the fiscal years ended January 31, 1995, January 31, 1996, and January 31, 1997, the Fund accrued to the Manager and InterCapital total compensation under the Management Agreement (and the prior management agreements described below) of $283,555, $247,315 and $260,240, respectively.


    The Management Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Manager is not liable to the Fund or any of its investors for any act or ommission by the Manager or for any losses sustained by the Fund or its investors. The Management Agreement in no way restricts the Manager from acting as manager to others.


    InterCapital paid the organizational expenses of the Fund incurred prior to the offering of the Fund's shares. The Fund has reimbursed InterCapital for $200,000 of such expenses, in accordance with the terms of the Underwriting Agreement between the Fund and Dean Witter Distributors Inc. The Fund has deferred and is amortizing the reimbursed expenses on the straight line method over a period not to exceed five years from the date of commencement of the Fund's operations.


    The Management Agreement was initially approved by the Trustees on June 4, 1994 and became effective on April 17, 1995. The Management Agreement replaced a prior management agreement in effect between the Fund and the Manager, which in turn replaced a management agreement between the Fund and InterCapital, the parent company of the Manager. The nature and scope of services provided to the Fund, and the formula to determine fees paid by the Fund under the Management Agreement, are identical to those of the previous agreement. (The prior management agreement, in turn, had replaced, on June 30, 1993, upon the spin-off by Sears, Roebuck and Co. of its remaining shares of DWDC, an earlier substantially identical management agreement which was approved by the Trustees on January 21, 1993 and by InterCapital as the then sole shareholder on January 22, 1993.) The Management Agreement may be terminated at any time, without penalty, on thirty days' notice by the Trustees of the Fund, or by the Manager.


    Under its terms, the Management Agreement had an initial term ending April 30, 1995, and provides that it will continue in effect from year to year thereafter, provided continuance of the Agreement is approved at least annually by the Trustees of the Fund, including the vote of a majority of the Trustees of the Fund who are not parties to the Management or Advisory Agreement or "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "Act")), of any such party (the "Independent Trustees"). Continuation of the Management Agreement for one year, until April 30, 1997, was approved by the Trustees, including a majority of the Independent Trustees, at a meeting called for that purpose on April 17, 1996.


THE ADVISER


    TCW Funds Management, Inc. (the "Adviser") is a wholly-owned subsidiary of The TCW Group, Inc. ("TCW"), whose subsidiaries, including Trust Company of the West and TCW Asset Management Company, provide a variety of trust, investment management and investment advisory services. As of February 28, 1997, the Adviser and its affiliates had over $50 billion under management or committed to management. The Adviser is headquartered at 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017 and is registered as an investment adviser under the Investment Advisers Act of 1940. In addition to the Fund, the Adviser serves as investment adviser to thirteen other TCW/DW Funds: TCW/DW Core Equity Trust, TCW/DW North American Government Income Trust, TCW/DW Latin American Growth Fund, TCW/DW Small Cap Growth Fund, TCW/DW Balanced Fund, TCW/DW Mid-Cap Equity Trust, TCW/DW Term Trust 2000, TCW/ DW Term Trust 2002, TCW/DW Term Trust 2003, TCW/DW Emerging Markets Opportunities Trust, TCW/DW Global Telecom Trust, TCW/DW Strategic Income Trust, and TCW/DW Total Return Trust. The Adviser also serves as investment adviser to TCW Convertible Securities Fund, Inc., a closed-end investment company traded on the New York Stock Exchange, and to TCW Galileo

Funds, Inc., an open-end investment company, and acts as adviser or sub-adviser to other investment companies.

    Robert A. Day, who is Chairman of the Board of Directors of TCW, may be deemed to be a control person of the Adviser by virtue of the aggregate ownership of Mr. Day and his family of more than 25% of the outstanding voting stock of TCW.

    Pursuant to an investment advisory agreement (the "Advisory Agreement") with the Adviser, the Fund has retained the Adviser to invest the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Adviser obtains and evaluates such information and advice relating to the economy, securities markets, and specific securities as it considers necessary or useful to continuously manage the assets of the Fund in a manner consistent with its investment objective. In addition, the Adviser pays the salaries of all personnel, including officers of the Fund, who are employees of the Adviser.


    As full compensation for the services and facilities furnished to the Fund and expenses of the Fund assumed by the Adviser, the Fund pays the Adviser monthly compensation calculated daily by applying the following annual rates to the net assets of the Fund determined as of the close of each business day:
0.30% of the portion of daily net assets not exceeding $500 million; and 0.28% of the portion of daily net assets exceeding $500 million. For the fiscal years ended January 31, 1995, January 31, 1996 and January 31, 1997, the Fund accrued to the Adviser total compensation under the Advisory Agreement of $189,037, $164,877 and $173,493, respectively.


    The Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Adviser is not liable to the Fund or any of its investors for any act or omission by the Adviser or for any losses sustained by the Fund or its Investors. The Advisory Agreement in no way restricts the Adviser from acting as investment adviser to others.

    The Advisory Agreement was initially approved by the Trustees on January 21, 1993 and by InterCapital as then sole shareholder on January 22, 1993. The Advisory Agreement may be terminated at any time, without penalty, on thirty days' notice by the Trustees of the Fund, by the holders of a majority, as defined in the Act, of the outstanding shares of the Fund, or by the Adviser. The Agreement will automatically terminate in the event of its assignment (as defined in the Act).


    Under its terms, the Advisory Agreement continued in effect until April 30, 1994, and provides that it will continue from year to year thereafter, provided continuance of the Agreement is approved at least annually by the vote of the holders of a majority, as defined in the Act, of the outstanding shares of the Fund, or by the Trustees of the Fund; provided that in either event such continuance is approved annually by the vote of a majority of the Independent Trustees of the Fund, which vote must be cast in person at a meeting called for the purpose of voting on such approval. Continuation of the Advisory Agreement until April 30, 1997 was approved by the Trustees, including a majority of the Independent Trustees, at a meeting called for that purpose on April 17, 1996.


    Expenses not expressly assumed by the Manager under the Management Agreement, by the Adviser under the Advisory Agreement or by the Distributor of the Fund's shares, Dean Witter Distributors Inc. ("Distributors" or the "Distributor") (see "The Distributor"), will be paid by the Fund. The expenses borne by the Fund include, but are not limited to: expenses of the Plan of Distribution pursuant to Rule 12b-1 (see "The Distributor"); charges and expenses of any registrar; custodian, stock transfer and dividend disbursing agent; brokerage commissions and securities transaction costs; taxes; engraving and printing of share certificates; registration costs of the Fund and its shares under federal and state securities laws; the cost and expense of printing, including typesetting, and distributing Prospectuses and Statements of Additional Information of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of the

Manager or Adviser or any corporate affiliate of either; all expenses incident to any dividend, withdrawal or redemption options; charges and expenses of any outside service used for pricing of the Fund's shares; fees and expenses of legal counsel, including counsel to the Trustees who are not interested persons of the Fund or of the Manager or the Adviser (not including compensation or expenses of attorneys who are employees of the Manager or the Adviser) and independent accountants; membership dues of industry associations; interest on Fund borrowings; postage; insurance premiums on property or personnel
(including officers and Trustees) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Fund's operation.


    DWR and TCW have entered into an Agreement for the purpose of creating, managing, administering and distributing a family of investment companies and other managed pooled investment vehicles offered on a retail basis within the United States. The Agreement contemplates that, subject to approval of the board of trustees or directors of a particular investment entity, DWR or its affiliates will provide management and distribution services and TCW or its affiliates will provide investment advisory services for each such investment entity. The Agreement sets forth the terms and conditions of the relationship between TCW and its affiliates and DWR and its affiliates and the manner in which the parties will implement the creation and maintenance of the investment entities, including the parties' expectations as to respective allocation of fees to be paid by an investment entity to each party for the services to be provided to it by such party.


    The Fund has acknowledged that each of DWR and TCW owns its own name, initials and logo. The Fund has agreed to change its name at the request of either the Manager or the Adviser, or if the Management Agreement between the Manager and the Fund or the Advisory Agreement between the Adviser and the Fund is terminated.

TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------


    The Trustees and Executive Officers of the Fund, their principal business occupations during the last five years and their affiliations, if any, with the Manager or the Adviser, and the affiliated companies of either, and with the 14 TCW/DW Funds and with the 83 investment companies of which InterCapital serves as investment manager (or investment adviser and administrator) (the "Dean Witter Funds"), are shown below.



  NAME, AGE, POSITION WITH FUND AND ADDRESS     PRINCIPAL OCCUPATION DURING LAST FIVE YEARS
---------------------------------------------  ---------------------------------------------
John C. Argue (65)                             Of Counsel,  Argue Pearson  Harbison &  Myers
Trustee                                        (law firm); Director, Avery Dennison Corpora-
c/o Argue Pearson Harbison & Myers             tion  (manufacturer of self-adhesive products
801 South Flower Street                        and  office  supplies)  and  CalMat   Company
Los Angeles, California                        (producer  of  aggregates, asphalt  and ready
                                               mixed   concrete);   Chairman,   Rose   Hills
                                               Foundation  (charitable foundation); advisory
                                               director, LAACO Ltd.  (owner and operator  of
                                               private  clubs and real  estate); director or
                                               trustee of various business and
                                               not-for-profit corporations; Director,  Coast
                                               Savings  Financial  Inc.  and  Coast  Federal
                                               Bank   (a   subsidiary   of   Coast   Savings
                                               Financial Inc.); Director, TCW Galileo Funds,
                                               Inc.;   Trustee,   University   of   Southern
                                               California,  Occidental  College  and  Pomona
                                               College; Trustee of the TCW/DW Funds.

  NAME, AGE, POSITION WITH FUND AND ADDRESS     PRINCIPAL OCCUPATION DURING LAST FIVE YEARS
---------------------------------------------  ---------------------------------------------
Richard M. DeMartini* (44)                     President and Chief Operating Officer of Dean
Trustee                                        Witter  Capital, a division  of DWR; Director
Two World Trade Center                         of   DWR,    the    Manager,    InterCapital,
New York, New York                             Distributors  and  Dean Witter  Trust Company
                                               ("DWTC"); Executive  Vice President  of  Dean
                                               Witter  Discover  & Co.  ("DWDC");  Member of
                                               the DWDC  Management  Committee;  Trustee  of
                                               the  TCW/  DW Funds;  Member  (since January,
                                               1993) and Chairman  (since January, 1995)  of
                                               the Board of Directors of NASDAQ.

Charles A. Fiumefreddo* (63)                   Chairman,   Chief   Executive   Officer   and
Chairman of the Board, Chief                   Director of  the  Manager,  InterCapital  and
Executive Officer and Trustee                  Distributors;  Executive  Vice  President and
Two World Trade Center                         Director  of  DWR;  formerly  Executive  Vice
New York, New York                             President   and   Director  of   DWDC  (until
                                               February,  1993);  Chairman  of  the   Board,
                                               Chief  Executive Officer  and Trustee  of the
                                               TCW/DW  Funds;   Chairman   of   the   Board,
                                               Director  or  Trustee,  President  and  Chief
                                               Executive Officer of  the Dean Witter  Funds;
                                               Chairman   and  Director  of  DWTC;  Director
                                               and/or officer of various DWDC subsidiaries.

John R. Haire (72)                             Chairman of the Audit Committee and  Chairman
Trustee                                        of  the Committee of the Independent Trustees
Two World Trade Center                         and Trustee of the TCW/DW Funds; Chairman  of
New York, New York                             the  Audit  Committee  and  Chairman  of  the
                                               Committee   of   Independent   Directors   or
                                               Trustees  of each  of the  Dean Witter Funds;
                                               formerly  President,  Council   for  Aid   to
                                               Education  (1978-1989) and Chairman and Chief
                                               Executive Officer of  Anchor Corporation,  an
                                               Investment  Adviser (1964-1978);  Director of
                                               Washington National Corporation (insurance).

Dr. Manuel H. Johnson (48)                     Senior Partner, Johnson Smick  International,
Trustee                                        Inc.,  a  consulting  firm;  Trustee  of  the
c/o Johnson Smick International, Inc.          Financial  Accounting  Foundation  (oversight
1133 Connecticut Avenue, N.W.                  organization  of the FASB); Co-Chairman and a
Washington, D.C.                               founder of the Group of Seven Council  (G7C),
                                               an  international economic  commission (since
                                               September, 1990); Director  of NASDAQ  (since
                                               June,  1995);  Director of  Greenwich Capital
                                               Markets, Inc. (broker-dealer); formerly  Vice
                                               Chairman  of  the Board  of Governors  of the
                                               Federal Reserve System (February,
                                               1986-August, 1990)  and  Assistant  Secretary
                                               of  the U.S. Treasury (1982-1986); Trustee of
                                               the TCW/DW Funds; Director or Trustee of  the
                                               Dean Witter Funds.

  NAME, AGE, POSITION WITH FUND AND ADDRESS     PRINCIPAL OCCUPATION DURING LAST FIVE YEARS
---------------------------------------------  ---------------------------------------------
Thomas E. Larkin, Jr.* (57)                    Executive  Vice  President and  Director, The
President and Trustee                          TCW Group,  Inc.; President  and Director  of
865 South Figueroa Street                      Trust  Company of the West; Vice Chairman and
Los Angeles, California                        Director of  TCW  Asset  Management  Company;
                                               Chairman  of the Adviser; Member of the Board
                                               of Trustees of the University of Notre  Dame;
                                               Director of Orthopaedic Hospital of Los Ange-
                                               les;  President and  Director of  TCW Galileo
                                               Funds, Inc.;  Senior  Vice President  of  TCW
                                               Convertible  Securities Fund, Inc.; President
                                               and Trustee of the TCW/DW Funds.

Michael E. Nugent (60)                         General Partner,  Triumph  Capital,  L.P.,  a
Trustee                                        private   investment   partnership;  formerly
c/o Triumph Capital, L.P.                      Vice President, Bankers Trust Company and  BT
237 Park Avenue                                Capital  Corporation (1984-1988); Director of
New York, New York                             various business  organizations;  Trustee  of
                                               the  TCW/DW Funds; Director or Trustee of the
                                               Dean Witter Funds.

John L. Schroeder (66)                         Retired; Director  or  Trustee  of  the  Dean
Trustee                                        Witter  Funds; Trustee  of the  TCW/DW Funds;
c/o Gordon Altman Butowsky Weitzen             Director  of   Citizens  Utilities   Company;
 Shalov & Wein                                 formerly  Executive Vice  President and Chief
Counsel to the Independent Trustees            Investment  Officer  of  the  Home  Insurance
114 West 47th Street                           Company  (August,  1991-September,  1995) and
New York, New York                             formerly  Chairman   and   Chief   Investment
                                               Officer  of  Axe-Houghton Management  and the
                                               Axe-Houghton Funds (April, 1983-June 1991).

Marc I. Stern* (52)                            Vice President  of the  Fund; President,  The
Trustee                                        TCW  Group, Inc. (since May, 1992); President
865 South Figueroa Street                      and  Director  of  the  Adviser  (since  May,
Los Angeles, California                        1992);  Vice  Chairman  and  Director  of TCW
                                               Asset Management Company  (since May,  1992);
                                               Executive  Vice  President  and  Director  of
                                               Trust  Company  of  the  West;  Chairman  and
                                               Director  of TCW Galileo  Funds, Inc; Trustee
                                               of  the   TCW/DW  Funds;   Chairman  of   TCW
                                               Americas  Development, Inc.;  Chairman of TCW
                                               Asia, Limited (since January 1993);  Chairman
                                               of  TCW London  International, Limited (since
                                               March,   1993);   formerly   President    and
                                               Director  of SunAmerica, Inc. (financial ser-
                                               vices   company);   Director   of   Qualcomm,
                                               Incorporated (wireless communications);
                                               Director or Trustee of various
                                               not-for-profit organizations.

  NAME, AGE, POSITION WITH FUND AND ADDRESS     PRINCIPAL OCCUPATION DURING LAST FIVE YEARS
---------------------------------------------  ---------------------------------------------
Barry Fink (42)                                Senior Vice President (since March, 1997) and
Vice President, Secretary and General Counsel  Secretary    and   General   Counsel   (since
Two World Trade Center                         February,  1997)  of  InterCapital  and   the
New York, New York                             Manager;  Senior Vice President (since March,
                                               1997) and Assistant  Secretary and  Assistant
                                               General  Counsel  (since  February,  1997) of
                                               Distributors;  Assistant  Secretary  of   DWR
                                               (since   August,   1996);   Vice   President,
                                               Secretary and  General  Counsel of  the  Dean
                                               Witter  Funds  and  the  TCW/DW  Funds (since
                                               February,  1997);   previously   First   Vice
                                               President  (June  1993-February,  1997), Vice
                                               President (until  June, 1993)  and  Assistant
                                               Secretary  and  Assistant General  Counsel of
                                               InterCapital and  the Manager  and  Assistant
                                               Secretary  of the  Dean Witter  Funds and the
                                               TCW/DW Funds.

Robert M. Hanisee (58)                         Managing Director  of the  Adviser;  Managing
Vice President                                 Director,  Director of  Research and Chairman
865 South Figueroa Street                      of  the  Equity  Policy  Committee  of  Trust
Los Angeles, California                        Company  of the West and TCW Asset Management
                                               Company.

Kevin A. Hunter (38)                           Senior Vice President  of the Adviser,  Trust
Vice President                                 Company  of the West and TCW Asset Management
865 South Figueroa Street                      Company.
Los Angeles, California

Mark Attanasio (39)                            Group Managing  Director of  TCW Group  Inc.;
Vice President                                 formerly Co-Chief Executive Officer and Chief
865 South Figueroa Street                      Portfolio   Strategist  of  Crescent  Capital
Los Angeles, California                        Corporation (April 1991-April 1995);
                                               formerly  a  Managing   Director  of   Drexel
                                               Burnham Lambert (March 1990-March 1991).

Melissa Weiler (32)                            Senior  Vice President of  the Adviser, Trust
Vice President                                 Company of the West and TCW Asset  Management
865 South Figueroa Street                      Company; Vice President and Portfolio Manager
Los Angeles, California                        of Crescent Capital Management (an investment
                                               adviser)  (since February,  1992); previously
                                               Senior Investment  Analyst at  First  Capital
                                               Holdings Corporation.

Thomas F. Caloia (51)                          First  Vice President and Assistant Treasurer
Treasurer                                      of   the   Manager   and   InterCapital   and
Two World Trade Center                         Treasurer  of the  TCW/DW Funds  and the Dean
New York, New York                             Witter Funds;  previously Vice  President  of
                                               InterCapital.


------------
* Denotes Trustees who are "interested persons" of the Fund, as defined in the Act.


    In addition, Robert M. Scanlan, President and Chief Operating Officer of the Manager, InterCapital, Executive Vice President of Distributors and DWTC and Director of DWTC, and Robert S. Giambrone, Senior Vice President of InterCapital, DWSC, Distributors and DWTC, are Vice Presidents of the Fund, and Marilyn K. Cranney First Vice President and Assistant General Counsel of the Manager and InterCapital and DWSC, and Lou Anne D. McInnis and Ruth Rossi, Vice Presidents and Assistant General Counsels of the Manager and InterCapital and DWSC and Frank Bruttomesso and Carsten Otto, Staff Attorneys with InterCapital, are Assistant Secretaries of the Fund.


THE BOARD OF TRUSTEES, THE INDEPENDENT TRUSTEES, AND THE COMMITTEES


    The Board of Trustees consists of nine (9) trustees. These same individuals also serve as trustees for all of the TCW/DW Funds. As of the date of this Statement of Additional Information, there are a total of 14 TCW/DW Funds. As of February 28, 1997, the TCW/DW Funds had total net assets of approximately $4.5 billion and approximately a quarter of a million shareholders.



    Five Trustees (56% of the total number) have no affiliation or business connection with TCW Funds Management, Inc. or Dean Witter Services Company Inc. or any of their affiliated persons and do not own any stock or other securities issued by DWDC or TCW, the parent companies of Dean Witter Services Company Inc. and TCW Funds Management, Inc., respectively. These are the "disinterested" or "independent" Trustees. The other four Trustees (the "management Trustees") are affiliated with either Dean Witter Services Company Inc. or TCW. Four of the five independent Trustees are also Independent Trustees of the Dean Witter Funds.



    Law and regulation establish both general guidelines and specific duties for the Independent Trustees. The TCW/DW Funds seek as Independent Trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Funds' Boards, such individuals may reject other attractive assignments because the Funds make substantial demands on their time. Indeed, by serving on the Funds' Boards, certain Trustees who would otherwise be qualified and in demand to serve on bank boards would be prohibited by law from doing so.



    All of the Independent Trustees serve as members of the Audit Committee and the Committee of the Independent Trustees. Three of them also serve as members of the Derivatives Committee. During the calendar year ended December 31, 1996, the three Committees held a combined total of fifteen meetings. The Committees hold some meetings at the offices of the Manager or Adviser and some outside those offices. Management Trustees or officers do not attend these meetings unless they are invited for purposes of furnishing information or making a report.



    The Committee of the Independent Trustees is charged with recommending to the full Board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements; continually reviewing Fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among Funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The Independent Trustees are required to select and nominate individuals to fill any Independent Trustee vacancy on the Board of any Fund that has a Rule 12b-1 plan of distribution. Each of the open-end TCW/DW Funds has such a plan.



    The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Fund's independent accountants; directing investigations into matters within the scope of the independent accountants' duties, including the power to retain outside specialists; reviewing with the independent accountants the audit plan and results of the auditing engagement; approving professional services provided by the independent accountants and other accounting firms prior to the performance of such services; reviewing the independence of the independent accountants; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund's system of internal controls; and preparing and submitting Committee meeting minutes to the full Board.



    Finally, the Board of each Fund has formed a Derivatives Committee to establish parameters for and oversee the activities of the Fund with respect to derivative investments, if any, made by the Fund.

DUTIES OF CHAIRMAN OF COMMITTEE OF THE INDEPENDENT TRUSTEES AND AUDIT COMMITTEE



    On July 1, 1996, Mr. Haire became Chairman of the Committee of the Independent Trustees and the Audit Committee of the TCW/DW Funds. The Chairman of the Committees maintains an office at the Funds' headquarters in New York. He is responsible for keeping abreast of regulatory and industry developments and the Funds' operations and management. He screens and/or prepares written materials and identifies critical issues for the Independent Trustees to consider, develops agendas for Committee meetings, determines the type and amount of information that the Committees will need to form a judgment on various issues, and arranges to have that information furnished to Committee members. He also arranges for the services of independent experts and consults with them in advance of meetings to help refine reports and to focus on critical issues. Members of the Committees believe that the person who serves as Chairman of both Committees and guides their efforts is pivotal to the effective functioning of the Committees.



    The Chairman of the Committees also maintains continuous contact with the Funds' management, with independent counsel to the Independent Trustees and with the Funds' independent auditors. He arranges for a series of special meetings involving the annual review of investment advisory, management and other operating contracts of the Funds and, on behalf of the Committees, conducts negotiations with the Investment Adviser and the Manager and other service providers. In effect, the Chairman of the Committees serves as a combination of chief executive and support staff of the Independent Trustees.



    The Chairman of the Committee of the Independent Trustees and the Audit Committee is not employed by any other organization and devotes his time primarily to the services he performs as Committee Chairman and Independent Trustee of the TCW/DW Funds and as Chairman of the Committee of the Independent Trustees and the Audit Committee and Independent Director or Trustee of the Dean Witter Funds. The current Committee Chairman has had more than 35 years experience as a senior executive in the investment company industry.



ADVANTAGES OF HAVING SAME INDIVIDUALS AS INDEPENDENT TRUSTEES FOR ALL TCW/DW
FUNDS



    The Independent Trustees and the Funds' management believe that having the same Independent Trustees for each of the TCW/DW Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Trustees for each of the Funds or even of sub-groups of Funds. They believe that having the same individuals serve as Independent Trustees of all the Funds tends to increase their knowledge and expertise regarding matters which affect the Fund complex generally and enhances their ability to negotiate on behalf of each Fund with the Fund's service providers. This arrangement also precludes the possibility of separate groups of Independent Trustees arriving at conflicting decisions regarding operations and management of the Funds and avoids the cost and confusion that would likely ensue. Finally, having the same Independent Trustees serve on all Fund Boards enhances the ability of each Fund to obtain, at modest cost to each separate Fund, the services of Independent Trustees, and a Chairman of their Committees, of the caliber, experience and business acumen of the individuals who serve as Independent Trustees of the TCW/DW Funds.


COMPENSATION OF INDEPENDENT TRUSTEES


    The Fund pays each Independent Trustee an annual fee of $2,225 plus a per meeting fee of $200 for meetings of the Board of Trustees or committees of the Board of Trustees attended by the Trustee (the Fund pays the Chairman of the Audit Committee an annual fee of $750 and pays the Chairman of the Committee of the Independent Trustees an additional annual fee of $1,200). The Fund also reimburses such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees and officers of the Fund who are or have been employed by the Manager or the Adviser or an affiliated company of either receive no compensation or expense reimbursement from the Fund. The Trustees of the TCW/DW Funds do not have retirement or deferred compensation plans.

    The following table illustrates the compensation paid to the Fund's Independent Trustees by the Fund for the fiscal year ended January 31, 1997.



                               Fund Compensation



                                                                                                      Aggregate
                                                                                                    Compensation
Name of Independent Trustee                                                                         From the Fund
-------------------------------------------------------------------------------------------------  ---------------
John C. Argue....................................................................................     $   5,491
John R. Haire....................................................................................         6,753
Dr. Manuel H. Johnson............................................................................         5,474
Michael E. Nugent................................................................................         5,254
John L. Schroeder................................................................................         5,691



    The following table illustrates the compensation paid to the Fund's Independent Trustees for the calendar year ended December 31, 1996 for services to the 14 TCW/DW Funds and, in the case of Messrs. Haire, Johnson, Nugent and Schroeder, the 82 Dean Witter Funds that were in operation at December 31, 1996, and, in the case of Mr. Argue, TCW Galileo Funds, Inc. With respect to Messrs. Haire, Johnson, Nugent and Schroeder, the Dean Witter Funds are included solely because of a limited exchange privilege between various TCW/DW Funds and five Dean Witter Money Market Funds. With respect to Mr. Argue, TCW Galileo Funds, Inc. is included solely because the Fund's Adviser, TCW Funds Management, Inc., also serves as Adviser to that investment company.



                       Cash Compensation from Fund Groups


                                                                                                       For Service as
                                                                                      For Service as    Chairman of
                                                                                       Chairman of     Committees of
                                                 For Service as                       Committees of     Independent
                                                  Director or                          Independent       Directors/
                              For Service as      Trustee and                          Trustees and     Trustees and
                               Trustee and         Committee        For Service as        Audit            Audit
                                Committee         Member of 82     Director of TCW    Committees of    Committees of
                               Member of 14       Dean Witter       Galileo Funds,      14 TCW/DW         82 Dean
Name of Independent Trustee    TCW/DW Funds          Funds               Inc.             Funds         Witter Funds
---------------------------  ----------------   ----------------   ----------------   --------------   --------------
John C. Argue..............      $ 66,483            --                $39,000            --               --
John R. Haire..............        64,283           $106,400           --                $ 12,187         $195,450
Dr. Manuel H. Johnson......        66,483            137,100           --                 --               --
Michael E. Nugent..........        64,283            138,850           --                 --               --
John L. Schroeder..........        69,083            137,150           --                 --               --


                              Total Cash
                             Compensation
                             for Services
                              to 82 Dean
                             Witter Funds,
                               14 TCW/DW
                               Funds and
                              TCW Galileo
Name of Independent Trustee   Funds, Inc.
---------------------------  -------------
John C. Argue..............    $105,483
John R. Haire..............     378,320
Dr. Manuel H. Johnson......     203,583
Michael E. Nugent..........     203,133
John L. Schroeder..........     206,233



    As of the date of this Statement of Additional Information, 57 of the Dean Witter Funds have adopted a retirement program under which an Independent Trustee who retires after serving for at least five years (or such lesser period as may be determined by the Board) as an Independent Director or Trustee of any Dean Witter Fund that has adopted the retirement program (each such Fund referred to as an "Adopting Fund" and each such Trustee referred to as an "Eligible Trustee") is entitled to retirement payments upon reaching the eligible retirement age (normally, after attaining age 72). Annual payments are based upon length of service. Currently, upon retirement, each Eligible Trustee is entitled to receive from the Adopting Fund, commencing as of his or her retirement date and continuing for the remainder of his or her life, an annual retirement benefit (the "Regular Benefit") equal to 25.0% of his or her Eligible Compensation plus 0.4166666% of such Eligible Compensation for each full month of service as an Independent Director or Trustee of any Adopting Fund in excess of five years up to a maximum of 50.0% after ten years of service. The foregoing percentages may be changed by the Board.(1) "Eligible Compensation" is one-fifth of the total compensation earned by such Eligible Trustee for service to the Adopting Fund in the five year period prior to the date of the Eligible Trustee's retirement. Benefits under the retirement program are not secured or funded by the Adopting Funds.

    The following table illustrates the retirement benefits accrued to Messrs. Haire, Johnson, Nugent and Schroeder by the 57 Dean Witter Funds for the year ended December 31, 1996, and the estimated retirement benefits for Messrs. Haire, Johnson, Nugent and Schroeder, to commence upon their retirement, from the 57 Dean Witter Funds as of December 31, 1996.



                 Retirement Benefits From All Dean Witter Funds


                                                                                                            Retirement
                                                                                                             Benefits
                                                                        Estimated                           Accrued as
                                                                     Credited Years         Estimated        Expenses
                                                                      of Service at       Percentage of       By All
                                                                       Retirement           Eligible         Adopting
Name of Independent Trustee                                           (Maximum 10)        Compensation        Funds
-----------------------------------------------------------------  -------------------  -----------------  ------------
John R. Haire....................................................              10               50.0%       $   46,952
Dr. Manuel H. Johnson............................................              10               50.0            10,926
Michael E. Nugent................................................              10               50.0            19,217
John L. Schroeder................................................               8               41.7            38,700

                                                                    Estimated
                                                                      Annual
                                                                     Benefits
                                                                       Upon
                                                                    Retirement
                                                                     From All
                                                                     Adopting
Name of Independent Trustee                                          Funds(2)
-----------------------------------------------------------------  ------------
John R. Haire....................................................   $  129,550
Dr. Manuel H. Johnson............................................       51,325
Michael E. Nugent................................................       51,325
John L. Schroeder................................................       42,771


---------------

(1) An Eligible Trustee may elect alternate payments of his or her retirement benefits based upon the combined life expectancy of such Eligible Trustee and his or her spouse on the date of such Eligible Trustee's retirement. The amount estimated to be payable under this method, through the remainder of the later of the lives of such Eligible Trustee and spouse, will be the actuarial equivalent of the Regular Benefit. In addition, the Eligible Trustee may elect that the surviving spouse's periodic payment of benefits will be equal to either 50% or 100% of the previous periodic amount, an election that, respectively, increases or decreases the previous periodic amount so that the resulting payments will be the actuarial equivalent of the Regular Benefit.



(2) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in Footnote (1) above.



    As of the date of this Statement of Additional Information, the aggregate number of shares of beneficial interest of the Fund owned by the Fund's officers and Trustees as a group was less than 1 percent of the Fund's shares of beneficial interest outstanding.


INVESTMENT PRACTICES AND POLICIES
--------------------------------------------------------------------------------

U.S. GOVERNMENT SECURITIES

    As  discussed  in  the  Prospectus,  the Fund  may  invest  in,  among other
securities,  securities  issued  by  the   U.S.  Government,  its  agencies   or
instrumentalities. Such securities include:

        (1) U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one to ten years) and U.S. Treasury bonds (generally maturities of greater than ten years), all of which are direct obligations of the U.S. Government and, as such, are backed by the "full faith and credit" of the United States.

        (2) Securities issued by agencies and instrumentalities of the U.S. Government which are backed by the full faith and credit of the United States. Among the agencies and instrumentalities issuing such obligations are the Federal Housing Administration, the Government National Mortgage Association ("GNMA"), the Department of Housing and Urban Development, the Export-Import Bank, the Farmers Home Administration, the General Services Administration, the Maritime Administration and the Small Business Administration. The maturities of such obligations range from three months to 30 years.

        (3) Securities issued by agencies and instrumentalities which are not backed by the full faith and credit of the United States, but whose issuing agency or instrumentality has the right to borrow, to meet its obligations, from an existing line of credit with the U.S. Treasury. Among the agencies and instrumentalities issuing such obligations are the Tennessee Valley Authority, the Federal National Mortgage Association ("FNMA"), the Federal Home Loan Mortgage Corporation ("FHLMC") and the U.S. Postal Service.

        (4) Securities issued by agencies and instrumentalities which are not backed by the full faith and credit of the United States, but which are backed by the credit of the issuing agency or instrumentality. Among the agencies and instrumentalities issuing such obligations are the Federal Farm Credit System and the Federal Home Loan Banks.

    Neither the value nor the yield of the U.S. Government securities which may be invested in by the Fund are guaranteed by the U.S. Government. Such values and yield will fluctuate with changes in prevailing interest rates and other factors. Generally, as prevailing interest rates rise, the value of any U.S. Government securities held by the Fund will fall. Such securities with longer maturities generally tend to produce higher yields and are subject to greater market fluctuation as a result of changes in interest rates than debt securities with shorter maturities. The Fund is not limited as to the maturities of the U.S. Government securities in which it may invest.

MONEY MARKET SECURITIES

    As stated in the Prospectus, the U.S. money market instruments which the Fund may purchase include U.S. Government securities, bank obligations, Eurodollar certificates of deposit, obligations of savings institutions, fully insured certificates of deposit and commercial paper. Such securities are limited to:

    U.S. GOVERNMENT SECURITIES. Obligations issued or guaranteed as to principal and interest by the United States or its agencies (such as the Export-Import Bank of the United States, Federal Housing Administration and Government National Mortgage Association) or its instrumentalities (such as the Federal Home Loan Bank), including Treasury bills, notes and bonds;

    BANK OBLIGATIONS. Obligations (including certificates of deposit and bankers' acceptances) of banks subject to regulation by the U.S. Government and having total assets of $1 billion or more, and instruments secured by such obligations, not including obligations of foreign branches of domestic banks except to the extent below;

    EURODOLLAR CERTIFICATES OF DEPOSIT. Eurodollar certificates of deposit issued by foreign branches of domestic banks having total assets of $1 billion or more (investments in Eurodollar certificates may be affected by changes in currency rates or exchange control regulations, or changes in governmental administration or economic or monetary policy in the United States and abroad);

    OBLIGATIONS OF SAVINGS INSTITUTIONS. Certificates of deposit of savings banks and savings and loan associations, having total assets of $1 billion or more (investments in savings institutions above $100,000 in principal amount are not protected by Federal deposit insurance);

    FULLY INSURED CERTIFICATES OF DEPOSIT. Certificates of deposit of banks and savings institutions, having total assets of less than $1 billion, if the principal amount of the obligation is insured by the Bank Insurance Fund or the Savings Association Insurance Fund (each of which is administered by the Federal Deposit Insurance Corporation), limited to $100,000 principal amount per certificate and to 15% or less of the Fund's net assets in all such obligations and in all illiquid assets, in the aggregate; and

    COMMERCIAL PAPER. Commercial paper rated within the two highest grades by Standard & Poor's Corporation or the highest grade by Moody's Investors Service, Inc. or, if not rated, issued by a company having an outstanding debt issue rated at least AAA by Standard & Poor's or Aaa by Moody's.

REPURCHASE AGREEMENTS

    When cash may be available for only a few days, it may be invested by the Fund in repurchase agreements until such time as it may otherwise be invested or used for payments of obligations of the Fund. These agreements, which may be viewed as a type of secured lending by the Fund, typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security ("collateral") at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The collateral will be maintained in a segregated account and will be marked to market daily to determine that the value of the collateral, as specified in the agreement, does not decrease below the purchase price plus accrued interest. If such decrease occurs, additional collateral will be requested and, when received, added to the account to maintain full collateralization. The Fund will accrue interest from the institution until the time when the repurchase is to occur. Although such date is deemed by the Fund to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits and may exceed one year.


    While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Fund follows procedures designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by the Adviser subject to procedures established by the Board of Trustees of the Fund. In addition, as described above, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the current policy of the Fund not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amounts to more than 15% of its net assets. For the fiscal year ended January 31, 1997, the Fund did not enter into repurchase agreements in an amount exceeding 5% of its net assets.


WHEN-ISSUED AND DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS


    From time to time, in the ordinary course of business, the Fund may purchase securities on a when-issued or delayed delivery basis and may purchase or sell securities on a forward commitment basis. When such transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of the commitment. The securities so purchased or sold are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date. While the Fund will only purchase securities on a when-issued, delayed delivery or forward commitment basis with the intention of acquiring the securities, the Fund may sell the securities before the settlement date, if it is deemed advisable. At the time the Fund makes the commitment to purchase or sell securities on a when-issued, delayed delivery or forward commitment basis, the Fund will record the transaction and thereafter reflect the value, each day, of such security purchased or, if a sale, the proceeds to be received, in determining its net asset value. At the time of delivery of the securities, the value may be more or less than the purchase or sale price. The Fund will also establish a segregated account with the Fund's custodian bank in which it will continuously maintain cash or U.S. Government securities or other liquid portfolio securities equal in value to commitments to purchase securities on a when-issued, delayed delivery or forward commitment basis; subject to this requirement, the Fund may purchase securities on such basis without limit. An increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of the Fund's net asset value. The Adviser does not believe that the Fund's net asset value or income will be adversely affected by its purchase of securities on such basis. For the fiscal year ended January 31, 1997, the Fund did not purchase securities on a when-issued and delayed delivery basis.


WHEN, AS AND IF ISSUED SECURITIES

    The Fund may purchase securities on a "when, as and if issued" basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization, leveraged buyout or debt restructuring. The commitment for the purchase of any such security will not be recognized in the portfolio of the Fund until the Adviser determines that issuance of the security is probable. At such time, the Fund will record the transaction and, in determining its net asset value, will reflect the value of the security daily. At such time, the Fund will also establish a segregated account with its custodian bank in which it will continuously maintain cash or U.S. Government securities or other liquid portfolio securities equal in value to recognized commitments for such securities. Settlement of the trade will occur within five business days of the occurrence of the subsequent event. Once a segregated account has been established, if the anticipated event does not occur and the securities are not issued the Fund will have lost an investment opportunity. The Fund may purchase securities on such basis without limit. An increase in the percentage of the Fund's assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value. The Adviser does not believe that the net asset value of the Fund will be adversely affected by its purchase of securities on such basis. The Fund may also sell securities on a "when, as and if issued" basis provided that the issuance of the security will result automatically from the exchange or conversion of a security owned by the Fund at the time of the sale. During the fiscal year ended January 31, 1997, the Fund did not purchase any securities on a when, as and if issued basis.


OPTIONS AND FUTURES TRANSACTIONS

    As discussed in the Prospectus, the Fund may write covered call options against securities held in its portfolio and covered put options on eligible portfolio securities and purchase options of the same series to effect closing transactions, and may hedge against potential changes in the market value of its investments (or anticipated investments) by purchasing put and call options on portfolio (or eligible portfolio) securities (and the currencies in which they are denominated) and engaging in transactions involving futures contracts and options on such contracts.

    Call and put options on U.S. Treasury notes, bonds and bills are listed on several securities exchanges and are written in over-the-counter transactions ("OTC Options"). Listed options are issued or guaranteed by the exchange on which they trade or by a clearing corporation such as the Options Clearing Corporation ("OCC"). Ownership of a listed call option gives the Fund the right to buy from the OCC or other clearing corporation or exchange, the underlying security or currency covered by the option at the stated exercise price (the price per unit of the underlying security or currency) by filing an exercise notice prior to the expiration date of the option. The writer (seller) of the option would then have the obligation to sell, to the OCC or other clearing corporation or exchange, the underlying security or currency at that exercise price prior to the expiration date of the option, regardless of its then current market price. Ownership of a listed put option would give the Fund the right to sell the underlying security to the OCC or other clearing corporation or exchange at the stated exercise price. Upon notice of exercise of the put option, the writer of the option would have the obligation to purchase the underlying security or currency from the OCC (in the U.S.) or other clearing corporation or exchange at the exercise price.

    OTC OPTIONS. Exchange-listed options are issued by the OCC or other clearing corporation or exchange which assures that all transactions in such options are properly executed. OTC options are purchased from or sold (written) to dealers or financial institutions which have entered into direct agreements with the Fund. With OTC options, such variables as expiration date, exercise price and premium will be agreed upon between the Fund and the transacting dealer, without the intermediation of a third party such as the OCC. If the transacting dealer fails to make or take delivery of the securities or amount of foreign currency underlying an option it has written, in accordance with the terms of that option, the Fund would lose the premium paid for the option as well as any anticipated benefit of the transaction. The Fund will engage in OTC option transactions only with member banks of the Federal Reserve System or primary dealers in U.S. Government securities or with affiliates of such banks or dealers which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million.

    COVERED CALL WRITING. As stated in the Prospectus, the Fund is permitted to write covered call options on portfolio securities and on the U.S. Dollar, without limit, in order to aid in achieving its investment objective. Generally, a call option is "covered" if the Fund owns, or has the right to acquire, without additional cash consideration (or for additional cash consideration held for the Fund by its Custodian in a segregated account) the underlying security (currency) subject to the option except that in the case of call options on U.S. Treasury Bills, the Fund might own U.S. Treasury Bills of a different series from those underlying the call option, but with a principal amount and value corresponding to the exercise price and a maturity date no later than that of the security (currency) deliverable under the call option. A call option is also covered if the Fund holds a call on the same security as the underlying security (currency) of the written option, where the exercise price of the call used for coverage is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the mark to market difference is maintained by the Fund in cash, U.S. Government securities or other liquid portfolio securities which the Fund holds in a segregated account maintained with its Custodian.


    The Fund will receive from the purchaser, in return for a call it has written, a "premium"; i.e., the price of the option. Receipt of these premiums may better enable the Fund to earn a higher level of current income than it would earn from holding the underlying securities (currencies) alone. Moreover, the premium received will offset a portion of the potential loss incurred by the Fund if the securities (currencies) underlying the option are ultimately sold (exchanged) by the Fund at a loss. Furthermore, a premium received on a call written on a foreign currency will ameliorate any potential loss of value on the portfolio security due to a decline in the value of the currency. However, during the option period, the covered call writer has, in return for the premium or the option, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security (or the exchange rate of the currency in which it is denominated) increase, but has retained the risk of loss should the price of the underlying security (or the exchange rate of the currency in which it is denominated) decline. The premium received will fluctuate with varying economic market conditions. If the market value of the portfolio securities (or the currencies in which they are denominated) upon which call options have been written increases, the Fund may receive a lower total return from the portion of its portfolio upon which calls have been written than it would have had such calls not been written.

    As regards listed options and certain OTC options, during the option period, the Fund may be required, at any time, to deliver the underlying security (currency) against payment of the exercise price on any calls it has written (exercise of certain listed and OTC options may be limited to specific expiration dates). This obligation is terminated upon the expiration of the option period or at such earlier time when the writer effects a closing purchase transaction. A closing purchase transaction is accomplished by purchasing an option of the same series as the option previously written. However, once the Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction.

    Closing purchase transactions are ordinarily effected to realize a profit on an outstanding call option, to prevent an underlying security (currency) from being called, to permit the sale of an underlying security (or the exchange of the underlying currency) or to enable the Fund to write another call option on the underlying security (currency) with either a different exercise price or expiration date or both. The Fund may realize a net gain or loss from a closing purchase transaction depending upon whether the amount of the premium received on the call option is more or less than the cost of effecting the closing purchase transaction. Any loss incurred in a closing purchase transaction may be wholly or partially offset by unrealized appreciation in the market value of the underlying security (currency).
Conversely, a gain resulting from a closing purchase transaction could be offset in whole or in part or exceeded by a decline in the market value of the underlying security (currency).

    If a call option expires unexercised, the Fund realizes a gain in the amount of the premium on the option less the commission paid. Such a gain, however, may be offset by depreciation in the market value of the underlying security (currency) during the option period. If a call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security (currency) equal to the difference between the purchase price of the underlying security (currency) and the proceeds of the sale of the security (currency) plus the premium received on the option less the commission paid.

    Options written by the Fund will normally have expiration dates of up to eighteen months from the date written. The exercise price of a call option may be below, equal to or above the current market value of the underlying security at the time the option is written. See "Risks of Options and Futures Transactions," below.


    COVERED PUT WRITING. As stated in the Prospectus, as a writer of a covered put option, the Fund incurs an obligation to buy the security underlying the option from the purchaser of the put, at the option's exercise price at any time during the option period, at the purchaser's election (certain listed and OTC put options written by the Fund will be exercisable by the purchaser only on a specific date). A put is "covered" if, at all times, the Fund maintains, in a segregated account maintained on its behalf at the Fund's Custodian, cash, U.S. Government securities or other liquid portfolio securities in an amount equal to at least the exercise price of the option, at all times during the option period. Similarly, a short put position could be covered by the Fund by its purchase of a put option on the same security (currency) as the underlying security of the written option, where the exercise price of the purchased option is equal to or more than the exercise price of the put written or less than the exercise price of the put written if the marked to market difference is maintained by the Fund in cash, U.S. Government Securities or other liquid portfolio securities which the Fund holds in a segregated account maintained at its Custodian. In writing puts, the Fund assumes the risk of loss should the market value of the underlying security (currency) decline below the exercise price of the option (any loss being decreased by the receipt of the premium on the option written). In the case of listed options, during the option period, the Fund may be required, at any time, to make payment of the exercise price against delivery of the underlying security (currency). The operation of and limitations on covered put options in other respects are substantially identical to those of call options.


    The Fund will write put options for three purposes: (1) to receive the income derived from the premiums paid by purchasers; (2) when the Adviser wishes to purchase the security (or a security denominated in the currency underlying the option) underlying the option at a price lower than its current market price, in which case it will write the covered put at an exercise price reflecting the lower purchase price sought; and (3) to close out a long put option position. The potential gain on a covered put option is limited to the premium received on the option (less the commissions paid on the transaction) while the potential loss equals the differences between the exercise price of the option and the current market price of the underlying securities (currencies) when the put is exercised, offset by the premium received (less the commissions paid on the transaction). The aggregate value of the obligations underlying the puts, determined as of the date the options are sold, will not exceed 50% of the Fund's net assets.

    PURCHASING CALL AND PUT OPTIONS. As stated in the Prospectus, the Fund may purchase listed and OTC call and put options in amounts equalling up to 5% of its total assets. The Fund may purchase a call option in order to close out a covered call position (see "Covered Call Writing" above), to protect against an increase in price of a security it anticipates purchasing or, in the case of a call option on foreign currency, to hedge against an adverse exchange rate move of the currency in which the security it anticipates purchasing is denominated vis-a-vis the currency in which the exercise price is denominated. The purchase of the call option to effect a closing transaction on a call written over-the-counter may be a listed or an OTC option. In either case, the call purchased is likely to be on the same securities (currencies) and have the same terms as the written option. If purchased over-the-counter, the option would generally be acquired from the dealer or financial institution which purchased the call written by the Fund.

    The Fund may purchase put options on securities (currencies) which it holds in its portfolio to protect itself against a decline in the value of the security and to close out written put option positions. If the value of the underlying security (currency) were to fall below the exercise price of the put purchased in an amount greater than the premium paid for the option, the Fund would incur no additional loss. In addition, the Fund may sell a put option which it has previously purchased prior to the sale of the securities (currencies) underlying such option. Such a sale would result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option which is sold. And such gain or loss could be offset in whole or in part by a change in the market value of the underlying security (currency). If a put option purchased by the Fund expired without being sold or exercised, the premium would be lost.

    RISKS OF OPTIONS TRANSACTIONS. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security (or the value of its denominated currency) increase, but has retained the risk of loss should the price of the underlying security (or the value of its denominated currency) decline. The writer has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price.


    Prior to exercise or expiration, an option position can only be terminated by entering into a closing purchase or sale transaction. If a covered call option writer is unable to effect a closing purchase transaction or to purchase an offsetting OTC option, it cannot sell the underlying security until the option expires or the option is exercised. Accordingly, a covered call option writer may not be able to sell an underlying security at a time when it might otherwise be advantageous to do so. A secured put option writer who is unable to effect a closing purchase transaction or to purchase an offsetting OTC option would continue to bear the risk of decline in the market price of the underlying security until the option expires or is exercised. In addition, a secured put writer would be unable to utilize the amount held in cash or U.S. Government or other liquid portfolio securities as security for the put option for other investment purposes until the exercise or expiration of the option.


    As discussed in the Prospectus, the Fund's ability to close out its position as a writer of an option is dependent upon the existence of a liquid secondary market on Option Exchanges. There is no assurance that such a market will exist, particularly in the case of OTC options, as such options will generally only be closed out by entering into a closing purchase transaction with the purchasing dealer. However, the Fund may be able to purchase an offsetting option which does not close out its position as a writer but constitutes an asset of equal value to the obligation under the option written. If the Fund is not able to either enter into a closing purchase transaction or purchase an offsetting position, it will be required to maintain the securities subject to the call, or the collateral underlying the put, even though it might not be advantageous to do so, until a closing transaction can be entered into (or the option is exercised or expires).

    Among the possible reasons for the absence of a liquid secondary market on an Exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an Exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) interruption of the normal operations on an Exchange; (v) inadequacy of the facilities of an Exchange or the OCC to handle current trading volume; or (vi) a decision by one or more Exchanges to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the OCC as a result of trades on that Exchange would generally continue to be exercisable in accordance with their terms.

    In the event of the bankruptcy of a broker through which the Fund engages in transactions in options, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. Similarly, in the event of the bankruptcy of the writer of an OTC option purchased by the Fund, the Fund could experience a loss of all or part of the value of the option. Transactions are entered into by the Fund only with brokers or financial institutions deemed creditworthy by the Fund's management.

    Each of the Exchanges has established limitations governing the maximum number of options on the same underlying security or futures contract (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different Exchanges or are held or written on one or more accounts or through one or more brokers). An Exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. These position limits may restrict the number of listed options which the Fund may write.

    The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

    The extent to which the Fund may enter into transactions involving options may be limited by the Internal Revenue Code's requirements for qualification as a regulated investment company and the Fund's intention to qualify as such (see "Dividends, Distributions and Taxes").

    STOCK INDEX OPTIONS. Options on stock indexes are similar to options on stock except that, rather than the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple (the "multiplier"). The multiplier for an index option performs a function similar to the unit of trading for a stock option. It determines the total dollar value per contract of each point in the difference between the exercise price of an option and the current level of the underlying index. A multiplier of 100 means that a one-point difference will yield $100. Options on different indexes may have different multipliers. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike stock options, all settlements are in cash and a gain or loss depends on price movements in the stock market generally (or in a particular segment of the market) rather than the price movements in individual stocks. Currently, options are traded on the S&P 100 Index and the S&P 500 Index on the Chicago Board Options Exchange, the Major Market Index and the Computer Technology Index, Oil Index and Institutional Index on the American Stock Exchange and the NYSE Index and NYSE Beta Index on the New York Stock Exchange, The Financial News Composite Index on the Pacific Stock Exchange and the Value Line Index, National O-T-C Index and Utilities Index on the Philadelphia Stock Exchange, each of which and any similar index on which options are traded in the future which include stocks that are not limited to any particular industry or segment of the market is referred to as a "broadly based stock market index." The Fund will invest only in broadly based indexes. Options on broad-based stock indexes provide the Fund with a means of protecting the Fund against the risk of market wide price movements. If the Adviser anticipates a market decline, the Fund could purchase a stock index put option. If the expected market decline materialized, the resulting decrease in the value of the Fund's portfolio would be offset to the extent of the increase in the value of the put option. If the Adviser anticipates a market rise, the Fund may purchase a stock index call option to enable the Fund to participate in such rise until completion of anticipated common stock purchases by the Fund. Purchases and sales of stock index options also enable the Adviser to more speedily achieve changes in the Fund's equity positions.


    The Fund will write put options on stock indexes only if such positions are covered by cash, U.S. Government securities or other liquid portfolio securities equal to the aggregate exercise price of the puts, or by a put option on the same stock index with a strike price no lower than the strike price of the put option sold by the Fund, which cover is held for the Fund in a segregated account maintained for it by the Fund's Custodian. All call options on stock indexes written by the Fund will be covered either by a portfolio of stocks substantially replicating the movement of the index underlying the call option or by holding a separate call option on the same stock index with a strike price no higher than the strike price of the call option sold by the Fund.

    RISKS OF OPTIONS ON INDEXES. Because exercises of stock index options are settled in cash, call writers such as the Fund cannot provide in advance for their potential settlement obligations by acquiring and holding the underlying securities. A call writer can offset some of the risk of its writing position by holding a diversified portfolio of stocks similar to those on which the underlying index is based. However, most investors cannot, as a practical matter, acquire and hold a portfolio containing exactly the same stocks as the underlying index, and, as a result, bear a risk that the value of the securities held will vary from the value of the index. Even if an index call writer could assemble a stock portfolio that exactly reproduced the composition of the underlying index, the writer still would not be fully covered from a risk standpoint because of the "timing risk" inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, the writer will not learn that it has been assigned until the next business day, at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as a common stock, because there the writer's obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds stocks that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those stocks against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date; and by the time it learns that it has been assigned, the index may have declined, with a corresponding decrease in the value of its stock portfolio. This "timing risk" is an inherent limitation on the ability of index call writers to cover their risk exposure by holding stock positions.

    A holder of an index option who exercises it before the closing index value for that day is available runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the exercising holder will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

    If  dissemination  of  the   current  level  of   an  underlying  index   is
interrupted, or if trading is interrupted in stocks accounting for a substantial portion of the value of an index, the trading of options on that index will ordinarily be halted. If the trading of options on an underlying index is halted, an exchange may impose restrictions prohibiting the exercise of such options.

    FUTURES CONTRACTS. As stated in the Prospectus, the Fund may purchase and sell interest rate, currency, and index futures contracts ("futures contracts"), that are traded on commodity exchanges, on such underlying securities as U.S. Treasury bonds, notes and bills and/or any foreign government fixed-income security ("interest rate" futures), on various currencies ("currency futures") and on such indexes of securities as may exist or come into being ("index" futures).

    The Fund will purchase or sell interest rate futures contracts for the purpose of hedging some or all of the value of its portfolio securities (or anticipated portfolio securities) against changes in prevailing interest rates. If the Adviser anticipates that interest rates may rise and, concomitantly, the price of certain of its portfolio securities fall, the Fund may sell an interest rate futures contract. If declining interest rates are anticipated, the Fund may purchase an interest rate futures contract to protect against a potential increase in the price of securities the Fund intends to purchase. Subsequently, appropriate securities may be purchased by the Fund in an orderly fashion; as securities are purchased, corresponding futures positions would be terminated by offsetting sales of contracts.

    The Fund will purchase or sell index futures contracts for the purpose of hedging some or all of its portfolio (or anticipated portfolio) securities against changes in their prices. If the Adviser anticipates that the prices of securities held by the Fund may fall, the Fund may sell an index futures contract. Conversely, if the Fund wishes to hedge against anticipated price rises in those securities which the Fund intends to purchase, the Fund may purchase an index futures contract.

    In addition to the above, interest rate, index futures will be bought or sold in order to close out a short or long position maintained by the Fund in a corresponding futures contract.

    Although most interest rate futures contracts call for actual delivery or acceptance of securities, the contracts usually are closed out before the settlement date without the making or taking of delivery. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of security (currency) and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same aggregate amount of the specific type of security (currency) and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There is no assurance that the Fund will be able to enter into a closing transaction.


    INTEREST RATE FUTURES CONTRACTS. When the Fund enters into an interest rate futures contract, it is initially required to deposit with the Fund's Custodian, in a segregated account in the name of the broker performing the transaction, an "initial margin" of cash or U.S. Government securities or other liquid portfolio securities equal to approximately 2% of the contract amount. Initial margin requirements are established by the Exchanges on which futures contracts trade and may, from time to time, change. In addition, brokers may establish margin deposit requirements in excess of those required by the Exchanges.


    Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a brokers' client but is, rather, a good faith deposit on the futures contract which will be returned to the Fund upon the proper termination of the futures contract. The margin deposits made are marked to market daily and the Fund may be required to make subsequent deposits called "variation margin," with the Fund's futures contract clearing broker, which are reflective of price fluctuations in the futures contract.

    INDEX FUTURES CONTRACTS. As discussed in the Prospectus, the Fund may invest in index futures contracts. An index futures contract sale creates an obligation by the Fund, as seller, to deliver cash at a specified future time. An index futures contract purchase would create an obligation by the Fund, as purchaser, to take delivery of cash at a specified future time. Futures contracts on indexes do not require the physical delivery of securities, but provide for a final cash settlement on the expiration date which reflects accumulated profits and losses credited or debited to each party's account.

    The Fund is required to maintain margin deposits with brokerage firms through which it effects index futures contracts in a manner similar to that described above for interest rate futures contracts. In addition, due to current industry practice, daily variations in gains and losses on open contracts are required to be reflected in cash in the form of variation margin payments. The Fund may be required to make additional margin payments during the term of the contract.

    At any time prior to expiration of the futures contract, the Fund may elect to close the position by taking an opposite position which will operate to terminate the Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund and the Fund realizes a loss or gain.

    OPTIONS ON FUTURES CONTRACTS. The Fund may purchase and write call and put options on futures contracts which are traded on an exchange and enter into closing transactions with respect to such options to terminate an existing position. An option on a futures contract gives the purchaser the right (in return for the premium paid) to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the term of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option is accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract at the time of exercise exceeds, in case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

    The Fund will purchase and write options on futures contracts for identical purposes to those set forth above for the purchase of a futures contract (purchase of a call option or sale of a put option) and the sale of a futures contract (purchase of a put option or sale of a call option), or to close out a long or short position in futures contracts. If, for example, the Adviser wished to protect against an increase in interest rates and the resulting negative impact on the value of a portion of its fixed-income portfolio, it might write a call option on an interest rate futures contract, the underlying security of which correlates with the portion of the portfolio the Adviser seeks to hedge. Any premiums received in the writing of options on futures contracts may, of course, provide a further hedge against losses resulting from price declines in portions of the Fund's portfolio.

    LIMITATIONS ON FUTURES CONTRACTS AND OPTIONS ON FUTURES. The Fund may not enter into futures contracts or purchase related options thereon if, immediately thereafter, the amount committed to margin plus the amount paid for premiums for unexpired options on futures contracts exceeds 5% of the value of the Fund's total assets, after taking into account unrealized gains and unrealized losses on such contracts it has entered into, provided, however, that in the case of an option that is in-the-money (the exercise price of the call (put) option is less (more) than the market price of the underlying security) at the time of purchase, the in-the-money amount may be excluded in calculating the 5%. However, there is no overall limitation on the percentage of the Fund's assets which may be subject to a hedge position. Except as described above, there are no other limitations on the use of futures and options thereon by the Fund.

    The writer of an option on a futures contract is required to deposit initial and variation margin pursuant to requirements similar to those applicable to futures contracts. Premiums received from the writing of an option on a futures contract are included in initial margin deposits.

    RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND RELATED OPTIONS. As stated in the Prospectus, the Fund may sell a futures contract to protect against the decline in the value of securities (or the currency in which they are denominated) held by the Fund. However, it is possible that the futures market may advance and the value of securities (or the currency in which they are denominated) held in the portfolio of the Fund may decline. If this occurred, the Fund would lose money on the futures contract and also experience a decline in value of its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio will tend to move in the same direction as the futures contracts.

    If the Fund purchases a futures contract to hedge against the increase in value of securities it intends to buy (or the currency in which they are denominated), and the value of such securities (currencies) decreases, then the Fund may determine not to invest in the securities as planned and will realize a loss on the futures contract that is not offset by a reduction in the price of the securities.


    If the Fund has sold a call option on a futures contract, it will cover this position by holding in a segregated account maintained at its Custodian, cash, U.S. Government Securities or other liquid portfolio securities equal in value (when added to any initial or variation margin on deposit) to the market value of the securities (currencies) underlying the futures contract or the exercise price of the option. Such a position may also be covered by owning the securities (currencies) underlying the futures contract, or by holding a call option permitting the Fund to purchase the same contract at a price no higher than the price at which the short position was established.

    In addition, if the Fund holds a long position in a futures contract it will hold cash, U.S. Government securities or other liquid portfolio securities equal to the purchase price of the contract (less the amount of initial or variation margin on deposit) in a segregated account maintained for the Fund by its Custodian. Alternatively, the Fund could cover its long position by purchasing a put option on the same futures contract with an exercise price as high or higher than the price of the contract held by the Fund.


    Exchanges limit the amount by which the price of a futures contract may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin on open futures positions. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to take or make delivery of the instruments underlying interest rate futures contracts it holds at a time when it is disadvantageous to do so. The inability to close out options and futures positions could also have an adverse impact on the Fund's ability to effectively hedge its portfolio.

    Futures contracts and options thereon which are purchased or sold on foreign commodities exchanges may have greater price volatility than their U.S. counterparts. Furthermore, foreign commodities exchanges may be less regulated and under less governmental scrutiny than U.S. exchanges. Brokerage commissions, clearing costs and other transaction costs may be higher on foreign exchanges. Greater margin requirements may limit the Fund's ability to enter into certain commodity transactions on foreign exchanges. Moreover, differences in clearance and delivery requirements on foreign exchanges may occasion delays in the settlement of the Fund's transactions effected on foreign exchanges.

    In the event of the bankruptcy of a broker through which the Fund engages in transactions in futures or options thereon, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. Similarly in the event of the bankruptcy of the writer of an OTC option purchased by the Fund, the Fund could experience a loss of all or part of the value of the option. Transactions are entered into by the Fund only with brokers or financial institutions deemed creditworthy by the Adviser.

    While the futures contracts and options transactions to be engaged in by the Fund for the purpose of hedging the Fund's portfolio securities are not speculative in nature, there are risks inherent in the use of such instruments. One such risk which may arise in employing futures contracts to protect against the price volatility of portfolio securities (and the currencies in which they are denominated) is that the prices of securities and indexes subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash prices of the Fund's portfolio securities (and the currencies in which they are denominated). Another such risk is that prices of interest rate futures contracts may not move in tandem with the changes in prevailing interest rates against which the Fund seeks a hedge. A correlation may also be distorted by the fact that the futures market is dominated by short-term traders seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds. Such distortions are generally minor and would diminish as the contract approached maturity.

    As stated in the Prospectus, there may exist an imperfect correlation between the price movements of futures contracts purchased by the Fund and the movements in the prices of the securities (currencies) which are the subject of the hedge. If participants in the futures market elect to close out their contracts through offsetting transactions rather than meet margin deposit requirements, distortions in the normal relationship between the debt securities or currency markets and futures markets could result. Price distortions could also result if investors in futures contracts opt to make or take delivery of underlying securities rather than engage in closing transactions due to the resultant reduction in the liquidity of the futures market. In addition, due to the fact that, from the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the cash market, increased participation by speculators in the futures market could cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of interest rate trends may still not result in a successful hedging transaction.

    As stated in the Prospectus, there is no assurance that a liquid secondary market will exist for futures contracts and related options in which the Fund may invest. In the event a liquid market does not exist, it may not be possible to close out a futures position, and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. In addition, limitations imposed by an exchange or board of trade on which futures contracts are traded may compel or prevent the Fund from closing out a contract which may result in reduced gain or increased loss to the Fund. The absence of a liquid market in futures contracts might cause the Fund to make or take delivery of the underlying securities (currencies) at a time when it may be disadvantageous to do so.

    The extent to which the Fund may enter into transactions involving futures contracts and options thereon may be limited by the Internal Revenue Code's requirements for qualification as a regulated investment company and the Fund's intention to qualify as such (see "Dividends, Distributions and Taxes").

    Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to the Fund notwithstanding that the purchase or sale of a futures contract would not result in a loss, as in the instance where there is no movement in the prices of the futures contract or underlying securities.

LENDING OF PORTFOLIO SECURITIES

    Consistent with applicable regulatory requirements, the Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided that such loans are callable at any time by the Fund (subject to notice provisions described below), and are at all times secured by cash or money market instruments, which are maintained in a segregated account pursuant to applicable regulations and that are equal to at least the market value, determined daily, of the loaned securities. The advantage of such loans is that the Fund continues to receive the income on the loaned securities while at the same time earning interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. The Fund will not lend its portfolio securities if such loans are not permitted by the laws or regulations of any state in which its shares are qualified for sale and will not lend more than 25% of the value of its total assets. A loan may be terminated by the borrower on one business day's notice, or by the Fund on two business days' notice. If the borrower fails to deliver the loaned securities within two days after receipt of notice, the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Fund's management to be creditworthy and when the income which can be earned from such loans justifies the attendant risks. Upon termination of the loan, the borrower is required to return the securities to the Fund. Any gain or loss in the market price during the loan period would inure to the Fund. The creditworthiness of firms to which the Fund lends its portfolio securities will be monitored on an ongoing basis by the Adviser pursuant to procedures adopted and reviewed, on an ongoing basis, by the Board of Trustees of the Fund.

    When voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in such loaned securities. The Fund will pay reasonable finder's, administrative and custodial fees in connection with a loan of its securities.

PORTFOLIO TURNOVER

    It is anticipated that the Fund's portfolio turnover rate generally will not exceed 100%. A 100% turnover rate would occur, for example, if 100% of the securities held in the Fund's portfolio (excluding all securities whose maturities at acquisition were one year or less) were sold and replaced within one year.

INVESTMENT RESTRICTIONS
--------------------------------------------------------------------------------

    In addition to the investment restrictions enumerated in the Prospectus, the investment restrictions listed below have been adopted by the Fund as fundamental policies, except as otherwise indicated. Under the Act, a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund, as defined in the Act. Such a majority is defined as the lesser of (a) 67% or more of the shares present at a meeting of shareholders, if the holders of 50% of the outstanding shares of the Fund are present or represented by proxy or (b) more than 50% of the outstanding shares of the Fund.

    The Fund may not:

       1. Purchase or sell real estate or interests therein (including limited partnership interests), although the Fund may purchase securities of issuers which engage in real estate operations and securities secured by real estate or interests therein.

       2. Purchase oil, gas or other mineral leases, rights or royalty contracts or exploration or development programs, except that the
    Fund may invest in the securities of companies which operate, invest in, or sponsor such programs.

       3. Borrow money, except that the Fund may borrow from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed).

       4. Pledge  its  assets or  assign or  otherwise  encumber them  except to secure  borrowings  effected  within  the  limitations  set  forth  in restriction (3). For the purpose of this restriction, collateral arrangements with respect to initial or variation margin for futures are not deemed to be pledges of assets.

       5. Issue senior securities as defined in the Act except insofar as the Fund may be deemed to have issued a senior security by reason of (a)
    entering into any repurchase agreement; (b) purchasing any securities on a when-issued or delayed delivery basis; (c) purchasing or selling any financial futures contracts or options thereon; (d) borrowing money in accordance with restrictions described above; or (e) lending portfolio securities.

       6. Make loans of money or securities, except: (a) by the purchase of portfolio securities in which the Fund may invest consistent with its investment objective and policies; (b) by investment in repurchase agreements; or (c) by lending its portfolio securities.

       7. Make short sales of securities.

       8. Purchase securities on margin, except for such short-term loans as are necessary for the clearance of portfolio securities. The deposit or payment by the Fund of initial or variation margin in connection with futures contracts is not considered the purchase of a security on margin.

       9. Purchase or sell commodities or commodities contracts except that the Fund may purchase or sell futures contracts or options on futures.

       10.Engage in the underwriting of  securities, except insofar as the  Fund may be deemed an underwriter under the Securities Act of 1933 in disposing of a portfolio security. (The Fund may invest in restricted securities subject to the non-fundamental limitations contained in the Prospectus.)

       11.Invest for the purpose of exercising control or management of any other issuer.

    In addition, as a nonfundamental policy, the Fund may not (i) invest in securities of any issuer if, to the knowledge of the Fund, any officer or trustee of the Fund or any officer or director of the Manager or the Adviser owns more than 1/2 of 1% of the outstanding securities of such issuer, and such officers, trustees and directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuers; or (ii) purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets or by purchase in the open market of securities of closed-end investment companies where no underwriter's or dealer's commission or profit, other than customary broker's commissions, is involved and only if immediately thereafter not more than (a) 5% of the Fund's total assets, taken at market value, would be invested in any one such company, (b) 10% of the Fund's total assets taken at market value, would be invested in such securities and (c) 3% of any one such company's voting securities would be owned by the Fund.

    If (except with respect to Restriction 3) a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values of portfolio securities or amount of total or net assets will not be considered a violation of any of the foregoing restrictions.

PORTFOLIO TRANSACTIONS AND BROKERAGE
--------------------------------------------------------------------------------


    Subject  to  the  general  supervision  of  the  Trustees,  the  Adviser  is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In addition, securities may be purchased at times in underwritten offerings where the price includes a fixed amount of compensation, generally referred to as the underwriter's concession or discount. Futures transactions will usually be effected through a broker and a commission will be charged. On occasion, the Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid. During the fiscal years ended January 31, 1995, 1996 and 1997, the Fund paid $14,033, $6,583, and $10,668, respectively, in brokerage commissions.


    The Adviser currently serves as investment adviser to a number of clients, including other investment companies, and may in the future act as investment adviser to others. It is the practice of the Adviser to cause purchase and sale transactions to be allocated among the Fund and others whose assets it manages in such manner as it deems equitable. In making such allocations among the Fund and other client accounts, the main factors considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the Fund and other client accounts.

    The policy of the Fund regarding purchases and sales of securities for its portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Fund's policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Fund believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund and the Adviser from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Adviser relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. Such determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable.


    In seeking to implement the Fund's policies, the Adviser effects transactions with those brokers and dealers who the Adviser believes provide the most favorable prices and are capable of providing efficient executions. If the Adviser believes such prices and executions are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or the Adviser. Such services may include, but are not limited to, any one or more of the following: reports on industries and companies, economic analyses and review of business conditions, portfolio strategy, analytic computer software, account performance services, computer terminals and various trading and/or quotation equipment. They also include advice from broker-dealers as to the value of securities, availability of securities, availability of buyers, and availability of sellers. In addition, they include recommendations as to purchase and sale of individual securities and timing of such transactions. The Fund will not purchase at a higher price or sell at a lower price in connection with transactions affected with a dealer, acting as principal, who furnishes research services to the Fund than would be the case if no weight were given by the Fund to the dealer's furnishing of such services. During the fiscal year ended January 31, 1997, the Fund directed the payment of $1,295 in brokerage commissions in connection with transactions in the aggregate amount of $1,188,603 to brokers because of research services provided.



    The information and services received by the Adviser from brokers and dealers may be of benefit to the Adviser in the management of accounts of some of its other clients and may not in all cases benefit the Fund directly. While the receipt of such information and services is useful in varying degrees and would generally reduce the amount of research or services otherwise performed by the Adviser and thereby reduce its expenses, it is of indeterminable value and the advisory fee paid to the Adviser is not reduced by any amount that may be attributable to the value of such services. During the fiscal year ended January 31, 1997, the Fund purchased convertible corporate bonds and convertible preferred stock issued by Merrill Lynch & Co., Inc., Morgan Stanley Group Inc. and Salomon Inc. which issuers were among the top ten brokers or the ten dealers which executed transactions for or with the Fund in the largest dollar amounts during the year. At January 31, 1997, the Fund held convertible preferred stock of Merrill Lynch & Co., Inc. with a market value of $329,175, convertible corporate bonds and convertible preferred stock of Morgan Stanley Group, Inc. with a market value of $989,263 and convertible preferred stock of Salomon Inc. with a market value of $354,750.



    Consistent with the policy described above, brokerage transactions in securities listed on exchanges or admitted to unlisted trading privileges may be effected through DWR. In order for DWR to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by DWR must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow DWR to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Board of Trustees of the Fund, including a majority of the Trustees who are not "interested" persons of the Fund, as defined in the Act, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to DWR are consistent with the foregoing standard. During the fiscal years ended January 31, 1995, 1996 and 1997, the Fund paid no brokerage commissions to DWR.

THE DISTRIBUTOR
--------------------------------------------------------------------------------


    As discussed in the Prospectus, shares of the Fund are distributed by Dean Witter Distributors Inc. (the "Distributor"). The Distributor has entered into a selected dealer agreement with DWR, which through its own sales organization sells shares of the Fund, and may enter into selected broker-dealer agreements with others. The Distributor, a Delaware corporation, is a wholly-owned subsidiary of DWDC. As part of an internal reorganization that took place in January, 1993, the Distributor assumed the investment company share distribution activities previously performed by DWR. The Trustees of the Fund, including a majority of the Independent Trustees, approved, at their meeting on January 21, 1993, a Distribution Agreement appointing the Distributor exclusive distributor of the Fund's shares and providing for the Distributor to bear distribution expenses not borne by the Fund. The present Distribution Agreement is substantively identical to a prior distribution agreement also initially approved by the Trustees on January 21, 1993. The Distribution Agreement took effect on June 30, 1993 upon the spin-off by Sears, Roebuck and Co. of its remaining shares of DWDC. By its terms, the Distribution Agreement had an initial term ending April 30, 1994, and provides that it will remain in effect from year to year thereafter if approved by the Board. At their meeting held on April 17, 1996, the Trustees, including a majority of the Independent Trustees, approved the most recent continuance of the Distribution Agreement until April 30, 1997.


    The Distributor bears all expenses it may incur in providing services under the Distribution Agreement. Such expenses include the payment of commissions for sales of the Fund's shares and incentive compensation to account executives. The Distributor also pays certain expenses in connection with the distribution of the Fund's shares, including the costs of preparing, printing and distributing advertising or promotional materials, and the costs of printing and distributing prospectuses and supplements thereto used in connection with the offering and sale of the Fund's shares. The Fund bears the costs of initial typesetting, printing and distribution of prospectuses and supplements thereto to shareholders. The Fund also bears the costs of registering the Fund and its shares under federal and state securities laws. The Fund and Distributor have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act of 1933, as amended. Under the Distribution Agreement, the Distributor uses its best efforts in rendering services to the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, the Distributor is not liable to the Fund or any of its shareholders for any error of judgment or mistake of law or for any act or omission or for any losses sustained by the Fund or its shareholders.

PLAN OF DISTRIBUTION

    As discussed in the Prospectus, the Fund has entered into a Plan of Distribution pursuant to Rule 12b-1 under the Act with the Distributor whereby the expenses of certain activities in connection with the distribution of shares of the Fund are reimbursed. The Plan was initially approved by the Trustees of the Fund on January 21, 1993 and by InterCapital as the then sole shareholder of the Fund on January 22, 1993. The vote of the Trustees included a majority of the Trustees who are not and were not at the time of their votes interested persons of the Fund and who have and had at the time of their votes no direct or indirect financial interest in the operation of the Plan (the "Independent 12b-1 Trustees"), cast in person at a meeting called for the purpose of voting on such Plan. In determining to approve the Plan, the Trustees, including the Independent 12b-1 Trustees, concluded that, in their judgment, there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders.

    The Plan provides that the Distributor will bear the expense of all promotional and distribution related activities on behalf of the Fund, except for expenses that the Trustees determine to reimburse, as described below. The following activities and services may be provided by the Distributor, DWR, its affiliates and any selected broker-dealer under the Plan: (1) compensation to and expenses of account executives and other employees of DWR, its affiliates and other selected broker-dealers, including overhead and telephone expenses;
(2) sales incentives and bonuses to sales representatives, and to marketing personnel in connection with promoting sales of the Fund's shares; (3) expenses incurred in connection with promoting sales of the Fund's shares; (4) preparing and distributing sales literature; and (5) providing advertising and promotional activities, including direct mail solicitation and television, radio, newspaper, magazine and other media advertisements.

    The Fund is authorized to reimburse specific expenses incurred or to be incurred in promoting the distribution of the Fund's shares and in servicing shareholder accounts. Reimbursement is made through monthly payments in amounts determined in advance of each fiscal quarter by the Trustees, including a majority of the Independent 12b-1 Trustees. The amount of each monthly payment may in no event exceed an amount equal to a payment at the annual rate of 0.75 of 1% of the Fund's average daily net assets during the month. No interest or other financing charges, if any, incurred on any distribution expenses will be reimbursable under the Plan. In making quarterly determinations of the amounts that may be expended by the Fund, the Distributor will provide and the Trustees will review a quarterly budget of projected distribution expenses to be incurred on behalf of the Fund, together with a report explaining the purposes and anticipated benefits of incurring such expenses. The Trustees will determine which particular expenses, and the portions thereof, that may be borne by the Fund, and in making such a determination shall consider the scope of the Distributor's commitment to promoting the distribution of the Fund's shares.

    The Distributor has informed the Fund that a portion of the fees payable by the Fund each year pursuant to the Plan equal to 0.25% of the Fund's average daily net assets is characterized as a "service fee" under the Rules of Fair Practice of the National Association of Securities Dealers (of which the Distributor is a member). Such portion of the fee is a payment made for personal service and/or the maintenance of shareholder accounts. The remaining portion of the plan fees payable by the Fund is characterized as an "asset-based sales charge" as defined by the aforementioned Rules of Fair Practice.

    DWR's account executives are credited with an annual gross residual commission, currently a gross residual of up to 0.75% of the current value of the respective accounts for which they are the account executives or dealers of record. The "gross residual" is a charge which reflects residual commissions paid by DWR to its account executives and expenses of DWR and its affiliates associated with the servicing of shareholders' accounts, including the expenses of operating branch offices in connection with the servicing of shareholders' accounts, which expenses include lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies and other expenses relating to branch office servicing of shareholder accounts. The portion of an account executive's annual gross residual commission allocated to servicing of shareholders' accounts does not exceed 0.25% of the average annual net asset value of shares of accounts for which he or she is account executive of record.

    Under the Plan, the Distributor uses its best efforts in rendering services to the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, the Distributor is not liable to the Fund or any of its shareholders for any error of judgment or mistake of law or for any act or omission or for any losses sustained by the Fund or its shareholders.


    The Fund accrued $425,303 to the Distributor, pursuant to the Plan, for the fiscal year ended January 31, 1997. This amount represents an annual rate of
0.74 of 1% of the Fund's average daily net assets for the period. Based upon the total amounts spent by the Distributor during the period, it is estimated by the Distributor that the amount paid by the Fund to the Distributor for distribution was spent in approximately the following ways: (i) advertising -- $-0-; (ii) printing and mailing prospectuses to other than current shareholders -- $-0-;
(iii) compensation to underwriters -- $-0-; (iv) compensation to dealers -- $-0-; (v) compensation to sales personnel -- $-0-; and (vi) other, which includes payments to DWR for expenses substantially all of which relate to compensation of sales personnel (including compensation for servicing shareholder accounts and associated overhead expenses) -- $425,303.



    The Plan remained in effect until April 30, 1993, and under its terms will continue from year to year thereafter, provided such continuance is approved annually by a vote of the Trustees, including a majority of the Independent 12b-1 Trustees. At their meeting held April 17, 1996, the Trustees, including a majority of the Independent 12b-1 Trustees, approved the most recent continuance of the Plan until April 30, 1997. Any amendment to increase materially the maximum amount authorized to be spent under the Plan must be approved by the shareholders of the Fund, and all material amendments to the Plan must be approved by the Trustees in the manner described above. The Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of the holders of a majority of the outstanding voting securities of the Fund (as defined in the Act) on not more than 30 days written notice to any other party to the Plan. So long as the Plan is in effect, the selection or nomination of the Independent Trustees is committed to the discretion of the Independent Trustees.

    Under the Plan, the Distributor provides the Fund, for review by the Trustees, and the Trustees review, promptly after the end of each calendar quarter, a written report regarding the distribution expenses incurred during such calendar quarter, which report includes (1) an itemization of the types of expenses and the purposes therefor; (2) the amounts of such expenses; and (3) a description of the benefits derived by the Fund. In the Trustees' quarterly review of the Plan they consider its continued appropriateness and the level of compensation provided therein.

    No interested person of the Fund nor any Trustee of the Fund who is not an interested person of the Fund, as defined in the Act, has any direct or indirect financial interest in the operation of the Plan except to the extent that DWR, InterCapital the Distributor or the Manager, or certain of their employees, may be deemed to have such an interest as a result of benefits derived from the successful operation of the Plan or as a result of receiving a portion of the amounts expended thereunder by the Fund.

DETERMINATION OF NET ASSET VALUE

    As stated in the Prospectus, short-term debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, unless the Trustees determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees. Other short-term debt securities will be valued on a mark-to-market basis until such time as they reach a remaining maturity of 60 days, whereupon they will be valued at amortized cost using their value on the 61st day unless the Trustees determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees. Listed options on debt securities are valued at the latest sale price on the exchange on which they are listed unless no sales of such options have taken place that day, in which case they will be valued at the mean between their latest bid and asked prices. Unlisted options on debt securities and all options on equity securities are valued at the mean between their latest bid and asked prices. Futures are valued at the latest sale price on the commodities exchange on which they trade unless the Trustees determine that such price does not reflect their market value, in which case they will be valued at their fair value as determined by the Trustees. All other securities and other assets are valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.

    The net asset value per share of the Fund is determined once daily at 4:00 p.m., New York time (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time), on each day that the New York Stock Exchange is open by taking the value of all assets of the Fund, subtracting its liabilities, dividing by the number of shares outstanding and adjusting to the nearest cent. The New York Stock Exchange currently observes the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

SHAREHOLDER SERVICES
--------------------------------------------------------------------------------

    SHAREHOLDER INVESTMENT ACCOUNT. Upon purchase of shares of the Fund, a Shareholder Investment Account is opened for the investor on the books of the Fund, maintained by Dean Witter Trust Company (the "Transfer Agent"), in full and fractional shares of the Fund (rounded to the nearest 1/100 of a share). This is an open account in which shares owned by the investor are credited by the Transfer Agent in lieu of issuance of a share certificate. If a share certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares and may be redeposited in the account at any time. There is no charge to the investor for issuance of a certificate. No certificates will be issued for fractional shares or to shareholders who have elected the Systematic Withdrawal Plan for withdrawing cash from their accounts. Whenever a shareholder-instituted transaction takes place in the Shareholder Investment Account, the shareholder will be mailed a confirmation of the transaction from the Fund or from DWR or another selected broker-dealer.

    AUTOMATIC INVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. All dividends and capital gains distributions are automatically paid in full and fractional shares of the Fund, unless the shareholder requests that they be paid in cash. Each purchase of shares of the Fund is made upon the condition that the Transfer Agent is thereby automatically appointed as agent of the investor to receive all dividends and capital gains distributions on shares owned by the investor. Such dividends and distributions will be paid in shares of the Fund (or in cash if the shareholder so requests) at the net asset value per share as of the close of business on the record date. At any time an investor may request the Transfer Agent in writing to have subsequent dividends and/or capital gains distributions paid in cash rather than shares. To assume sufficient time to process the change, such request should be received by the Transfer Agent at least five (5) business days prior to the record date for which it commences to take effect. In case of recently purchased shares for which registration instructions have not been received on the record date, cash payments will be made to DWR or another selected broker-dealer, and will be forwarded to the shareholder, upon receipt of proper instructions.

    EASYINVEST.-SM- Shareholders may subscribe to Easyinvest, an automatic purchase plan which provides for any amount from $100 to $5,000 to be transferred automatically from a checking or savings account, on a semi-monthly, monthly or quarterly basis, to the Transfer Agent for investment in shares of the Fund. Shares purchased through Easyinvest will be added to the shareholder's existing account at the net asset value calculated the same business day the transfer of funds is effected. For further information or to subscribe to Easyinvest, shareholders should contact their DWR or other selected broker-dealer account executive or the Transfer Agent.

    INVESTMENT OF DISTRIBUTIONS RECEIVED IN CASH. As discussed in the Prospectus, any shareholder who receives a cash payment representing a dividend or capital gains distribution may invest such dividend or distribution at net asset value (without sales charge) by returning the check or the proceeds to the Transfer Agent within 30 days after the payment date. If the shareholder returns the proceeds of a dividend or distribution, such funds must be accompanied by a signed statement indicating that the proceeds constitute a dividend or distribution to be invested. Such investment will be made at the net asset value per share next determined after receipt of the check or the proceeds by the Transfer Agent.

    DIRECT INVESTMENTS THROUGH TRANSFER AGENT. As discussed in the Prospectus, a shareholder may make additional investments in Fund shares at any time by sending a check in any amount, not less than $100, payable to TCW/DW Income and Growth Fund, directly to the Transfer Agent. Such amounts will be applied to the purchase of Fund shares at the net asset value per share next computed after receipt of the check of purchase payment by the Transfer Agent. The shares so purchased will be credited to the investor's account.

    TARGETED DIVIDENDS-SM-. In states where it is legally permissible to do so, shareholders may also have all income dividends and capital gains distributions automatically invested in shares of a TCW/DW Fund other than TCW/DW Income and Growth Fund. Such investment will be made as described above for automatic investment in shares of the Fund, at the net asset value per share of the selected TCW/DW Fund as of the close of business of the payment date of the dividend or distribution, and will begin to earn dividends, if any, in the selected TCW/DW Fund on the next business day. To participate in the Targeted Dividends program, shareholders should contact their DWR or other selected broker-dealer account executive or the Transfer Agent. Shareholders of the Fund must be shareholders of the TCW/DW Fund targeted to receive investments from dividends at the time they enter the Targeted Dividends program. Investors should review the prospectus of the targeted TCW/DW Fund before entering the program.

    SYSTEMATIC WITHDRAWAL PLAN. As discussed in the Prospectus, a systematic withdrawal plan is available for shareholders who own or purchase shares of the Fund having a minimum value of $10,000 based upon the then current net asset value. The plan provides for monthly or quarterly (March, June, September and December) checks in any dollar amount, not less than $25, or in any whole percentage of the account balance, on an annualized basis. The shares will be redeemed at their net asset value determined, at the shareholder's option, on the tenth or twenty-fifth day (or next following business day) of the relevant month or quarter and normally a check for the proceeds will be mailed by the Transfer Agent, or amounts credited to a shareholder's DWR or other selected broker-dealer brokerage account, within five business days after the date of redemption.

    Dividends and capital gains distributions on shares held under the Systematic Withdrawal Plan will be invested in additional full and fractional shares at net asset value (without a sales charge). Shares will be credited to an open account for the investor by the Transfer Agent; no share certificates will be issued. A shareholder is entitled to a share certificate upon written request to the Transfer Agent, although in that event the shareholder's Systematic Withdrawal Plan will be terminated.

    Withdrawal Plan payments should not be considered as dividends, yields or income. If periodic withdrawal plan payments continuously exceed net investment income and net capital gains, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.

    Each withdrawal constitutes a redemption of shares and any gain or loss realized must be recognized for federal income tax purposes.

    The Transfer Agent acts as agent for the shareholder in tendering to the Fund for redemption sufficient full and fractional shares to provide the amount of the periodic withdrawal payment designated in the application. The shares will be redeemed at their net asset value determined, at the shareholder's option, on the tenth or twenty-fifth day (or next following business day) of the relevant month or quarter and normally a check for the proceeds will be mailed by the Transfer Agent within five business days after the date of redemption. The Withdrawal Plan may be terminated at any time by the Fund.

    A  shareholder,  may,  at  any  time,  change  the  amount  and  interval of withdrawal payments and the address to which checks are mailed by written notification to the Transfer Agent. The shareholder's signature on such notification must be guaranteed by an eligible guarantor acceptable to the Transfer Agent (shareholders should contact the Transfer Agent for a determination as to whether a particular institution is such an eligible guarantor). The shareholder may also terminate the Systematic Withdrawal Plan at any time by written notice to the Transfer Agent. In the event of such termination, the account will be continued as a Shareholder Investment Account. The shareholder may also redeem all or part of the shares held in the Systematic Withdrawal Plan account (see "Repurchases and Redemptions" in the Prospectus) at any time.

EXCHANGE PRIVILEGE

    As discussed in the Prospectus under the caption "Exchange Privilege," an Exchange Privilege exists whereby investors who have purchased shares of any TCW/DW Fund sold with a contingent deferred sales charge ("CDSC Funds") will be permitted, after the shares of the fund acquired by purchase (not by exchange or dividend reinvestment) have been held for thirty days, to redeem all or part of their shares in that fund, have the proceeds invested in shares of the Fund, in shares of TCW/DW North American Government Income Trust and TCW/DW Balanced Fund, and in shares of five money market funds for which InterCapital serves as investment manager: Dean Witter Liquid Asset Fund Inc., Dean Witter Tax-Free Daily Income Trust, Dean Witter California Tax-Free Daily Income Trust, Dean Witter New York Municipal Money Market Trust or Dean Witter U.S. Government Money Market Trust (these eight funds, including the Fund, are hereinafter collectively referred to as "Exchange Funds"). There is no waiting period for exchanges of shares acquired by exchange or dividend reinvestment. Shares of Exchange Funds received in an exchange for shares of a CDSC Fund (regardless of the type of fund originally purchased) may be redeemed and exchanged for shares of other Exchange Funds or CDSC Funds. Ultimately, any applicable contingent deferred sales charge ("CDSC") will have to be paid upon redemption of shares originally purchased from a CDSC Fund. An exchange will be treated for federal income tax purposes the same as a repurchase or redemption of shares, on which the shareholder may realize a capital gain or loss.

    Any new account established through the Exchange Privilege will have the same registration and cash dividend or dividend reinvestment plan as the present account, unless the Transfer Agent receives written notification to the contrary. For telephone exchanges, the exact registration of the existing account and the account number must be provided.

    Any shares held in certificate form cannot be exchanged but must be forwarded to the Transfer Agent and deposited into the shareholder's account before being eligible for exchange. (Certificates mailed in for deposit should not be endorsed.)

    When shares of any CDSC Fund are exchanged for shares of an Exchange Fund, the exchange is executed at no charge to the shareholder, without the imposition of the CDSC at the time of the exchange. During the period of time the shareholder remains in the Fund or in the money market fund (calculated from the last day of the month in which the Exchange Fund shares were acquired), the holding period or "year since purchase payment made" is frozen. When shares are redeemed out of the Exchange Fund, they will be subject to a CDSC which would be based upon the period of time the shareholder held shares in a CDSC Fund. However, in the case of shares of a CDSC Fund exchanged into an Exchange Fund, upon redemption of shares which results in a CDSC being imposed, a credit (not to exceed the amount of the CDSC) will be given in an amount equal to the Exchange Fund 12b-1 distribution fees which are attributable to those shares. Shareholders acquiring shares of an Exchange Fund pursuant to this exchange privilege may exchange those shares back into a CDSC fund from the Exchange with no CDSC being imposed on such exchange. The holding period previously frozen when shares were first exchanged for shares of the Exchange Fund resumes on the last day of the month in which shares of a CDSC Fund are reacquired. Thus, a CDSC is imposed only upon an ultimate redemption, based upon the time (calculated as described above) the shareholder was invested in a CDSC Fund.

    When shares initially purchased in a CDSC Fund are exchanged for shares of another CDSC Fund or for shares of an Exchange Fund, the date of purchase of the shares of the fund exchanged into, for purposes of the CDSC upon redemption, will be the last day of the month in which the shares being exchanged were originally purchased. In allocating the purchase payments between funds for purposes of the CDSC, the amount which represents the current net asset value of shares at the time of the exchange which were (i) purchased more than six years prior to the exchange and (ii) originally acquired through reinvestment of dividends or distributions (all such shares called "Free Shares"), will be exchanged first. After an exchange, all dividends earned on shares in the Exchange Fund will be considered Free Shares. If the exchanged amount exceeds the value of such Free Shares, an exchange is made, on a block-by-block basis, of non-Free Shares held for the longest period of time. Shares equal to any appreciation in the value of non-Free Shares exchanged will be treated as Free Shares, and the amount of the purchase payments for the non-Free Shares of the fund exchanged into will be equal to the lesser of (a) the purchase payments for, or (b) the current net asset value of, the exchanged non-Free Shares. If an exchange between funds would result in exchange of only part of a particular block of non-Free Shares, then shares equal to any appreciation in the value of the block (up to the amount of the exchange) will be treated as Free Shares and exchanged first, and the purchase payment for that block will be allocated on a pro rata basis between the non-Free Shares of that block to be retained and the non-Free Shares to be exchanged. The prorated amount of such purchase payment attributable to the retained non-Free Shares will remain as the purchase payment for such shares, and the amount of purchase payment for the exchanged non-Free Shares will be equal to the lesser of (a) the prorated amount of the purchase payment for, or (b) the current net asset value of, those exchanged non-Free Shares. Based upon the procedures described in the CDSC Fund Prospectus under the caption "Contingent Deferred Sales Charge," any applicable CDSC will be imposed upon the ultimate redemption of shares of any fund, regardless of the number of exchanges since those shares were originally purchased.

    With respect to the redemption or repurchase of shares of the Fund, the application of proceeds to the purchase of new shares in the Fund or any other of the funds and the general administration of the Exchange Privilege, the Transfer Agent acts as agent for the Distributor and for the shareholder's selected broker-dealer.

    With respect to exchanges, redemptions or repurchases, the Transfer Agent shall be liable for its own negligence and not for the default or negligence of its correspondents or for losses in transit. The Fund shall not be liable for any default or negligence of the Transfer Agent, the Distributor or any selected broker-dealer.

    The Distributor and any selected broker-dealer have authorized and appointed the Transfer Agent to act as their agent in connection with the application of proceeds of any redemption of Fund shares to the purchase of the shares of any other fund and the general administration of the Exchange Privilege. No commission or discounts will be paid to the Distributor or any selected broker-dealer for any transactions pursuant to this Exchange Privilege.

    Exchanges are subject to the minimum investment requirement and any other conditions imposed by each fund. (The minimum initial investment is $5,000 for Dean Witter Liquid Asset Fund Inc., Dean Witter Tax-Free Daily Income Trust, Dean Witter California Tax-Free Daily Income Trust and Dean Witter New York

Municipal Money Market Trust, although those funds may, at their discretion, accept initial investments of as low as $1,000. The minimum initial investment for Dean Witter U.S. Government Money Market Trust and all TCW/DW Funds is $1,000.) Upon exchange into a money market fund, the shares of that fund will be held in a special Exchange Privilege Account separately from accounts of those shareholders who have acquired their shares directly from that fund. As a result, certain services normally available to shareholders of money market funds, including the check writing feature, will not be available for funds held in that account.

    The Fund, each of the other TCW/DW Funds and each of the money market funds may limit the number of times this Exchange Privilege may be exercised by any investor within a specified period of time. Also, the Exchange Privilege may be terminated or revised at any time by any of the TCW/DW Funds or the money market funds, upon such notice as may be required by applicable regulatory agencies (presently sixty days for termination or material revision), provided that six months' prior written notice of termination will be given to the shareholders who hold shares of Exchange Funds, pursuant to this Exchange Privilege, and provided further that the Exchange Privilege may be terminated or materially revised at times (a) when the New York Stock Exchange is closed for other than customary weekends and holidays, (b) when trading on that Exchange is restricted, (c) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, (d) during any other period when the Securities and Exchange Commission by order so permits (provided that applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether the conditions prescribed in (b) or (c) exist), or (e), if the Fund would be unable to invest amounts effectively in accordance with its investment objective(s), policies and restrictions. Shareholders maintaining margin accounts with DWR or another selected broker-dealer are referred to their account executive regarding restrictions on exchange of shares of the Fund pledged in the margin account.

    For further information regarding the Exchange Privilege, shareholders should contact their DWR or other selected broker-dealer account executive or the Transfer Agent.

REPURCHASES AND REDEMPTIONS
--------------------------------------------------------------------------------

    PAYMENT FOR SHARES REPURCHASED OR REDEEMED. As discussed in the Prospectus, payment for shares presented for repurchase or redemption will be ordinarily made by check within seven days after receipt by the Transfer Agent of the certificate and/or written request in good order. Such payment may be postponed or the right of redemption suspended at times (a) when the New York Stock Exchange is closed for other than customary weekends and holidays, (b) when trading on that Exchange is restricted, (c) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (d) during any other period when the Securities and Exchange Commission by order so permits; provided that applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether the conditions prescribed in (b) or (c) exist. If the shares to be redeemed have recently been purchased by check and the check has not yet cleared, payment of redemption proceeds may be delayed until the check has cleared (not more than fifteen days from the time of receipt of the check by the Transfer Agent).

DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

    As discussed in the Prospectus, the Fund will determine either to distribute or to retain all or part of any net long-term capital gains in any year for reinvestment. If any such gains are retained, the Fund will pay federal income tax thereon, and shareholders will be required to include such undistributed gains in their taxable income and will be able to claim their share of the tax paid by the Fund as a credit against their individual federal income tax.

    Because the Fund intends to distribute all of its net investment income and net capital gains to shareholders and otherwise continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, it is not expected that the Fund will be required to pay any federal income tax. Shareholders will normally have to pay federal income taxes, and any state income taxes, on the dividends and distributions they receive from the Fund. Such dividends and distributions, to the extent that they are derived from net investment income or net short-term capital gains, are taxable to the shareholder as ordinary income regardless of whether the shareholder receives such payments in additional shares or in cash. Any dividends declared in the last quarter of any calendar year which are paid in the following year prior to February 1 will be deemed received by the shareholder in the prior calendar year.

    Gains or losses on sales of securities by the Fund will be long-term capital gains or losses if the securities have been held by the Fund for more than twelve months. Gains or losses on the sale of securities held for twelve months or less will be short-term gains or losses.

    The Fund's transactions, if any, in options and futures contracts may be subject to special provisions of the Internal Revenue Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These rules also (a) could require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out) and (b) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes.

    Any dividend or capital gains distribution received by a shareholder from any investment company will have the effect of reducing the net asset value of the shareholder's stock in that company by the exact amount of the dividend or capital gains distribution. Furthermore, capital gains distributions and dividends are subject to federal income taxes. If the net asset value of the shares should be reduced below a shareholder's cost as a result of the payment of dividends or the distribution of realized net long-term capital gains, such payment or distribution would be in part a return of the shareholder's investment to the extent of such reduction below the shareholder's cost, but nonetheless would be fully taxable at either ordinary or capital gain rates. Therefore, an investor should consider the tax implications of purchasing Fund shares immediately prior to a dividend or distribution record date.

    Dividend payments will be eligible for the federal dividends received deduction available to the Fund's corporate shareholders only to the extent the aggregate dividends received by the Fund would be eligible for the deduction if the Fund were the shareholder claiming the dividends received deduction. The amount of dividends paid by the Fund which may qualify for the dividends received deduction is limited to the aggregate amount of qualifying dividends which the Fund derives from its portfolio investments which the Fund has held for a minimum period, usually 46 days. Any distributions made by the Fund will not be eligible for the dividends received deduction with respect to shares which are held by the shareholder for 45 days or less. Any long-term capital gain distributions will also not be eligible for the dividends received deduction. The ability to take the dividends received deduction will also be limited in the case of a Fund shareholder which incurs or continues indebtedness which is directly attributable to its investment in the Fund.

    After the end of the year, shareholders will be sent full information on their dividends and capital gains distributions for tax purposes, including information as to the portion taxable as ordinary income, the portion taxable as long-term capital gains and the portion eligible for the dividends received deduction. To avoid being subject to a 31% federal backup withholding tax on taxable dividends, capital gains distributions and the proceeds of redemptions and repurchases, shareholders' taxpayer identification numbers must be furnished and certified as to their accuracy.

    Shareholders are urged to consult their attorneys or tax advisers regarding specific questions as to federal, state or local taxes.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

    As discussed in the Prospectus, from time to time the Fund may quote its "yield" and/or its "total return" in advertisements and sales literature. Yield is calculated for any 30-day period as follows: the amount of interest and/or dividend income for each security in the Fund's portfolio is determined in accordance with regulatory requirements; the total for the entire portfolio constitutes the Fund's gross income for the period. Expenses accrued during the period are subtracted to arrive at "net investment income". The resulting amount is divided by the product of the maximum offering price per share on the last day of the period multiplied by the average number of Fund shares outstanding during the period that were entitled to dividends. This amount is added to 1 and raised to the sixth power. 1 is then subtracted from the result and the difference is multiplied by 2 to arrive at the annualized yield. The Fund's yield for the 30-day period ended January 31, 1997 was 4.85%.



    The Fund's "average annual total return" represents an annualization of the Fund's total return over a particular period and is computed by finding the annual percentage rate which will result in the ending redeemable value of a hypothetical $1,000 investment made at the beginning of a one, five or ten year period, or for the period from the date of commencement of the Fund's operations, if shorter than any of the foregoing. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing the average annual total return involves a percentage obtained by dividing the ending redeemable value by the amount of the initial investment, taking a root of the quotient (where the root is equivalent to the number of years in the period) and subtracting 1 from the result. The average annual total returns of the Fund for the fiscal year ended January 31, 1997 and for the period from March 31, 1993 (commencement of operations) through January 31, 1997 were 13.46% and 10.86%, respectively.



    In addition to the foregoing, the Fund may advertise its total return over different periods of time by means of aggregate, year-by-year or other types of total return figures. The Fund also may compute its aggregate total return for specified periods by determining the aggregate percentage rate which will result in the ending value of a hypothetical $1,000 investment made at the beginning of the period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing aggregate total return involves a percentage obtained by dividing the ending value by the initial $1,000 investment and subtracting 1 from the result. Based on the foregoing calculation, the Fund's total returns for the fiscal year ended January 31, 1997 and for the period from March 31, 1993 through January 31, 1997 were 13.46% and 48.54%, respectively.



    The Fund may also advertise the growth of a hypothetical investment of $10,000, $50,000 or $100,000 in shares of the Fund by adding 1 to the Fund's aggregate total return (expressed as a decimal) and multiplying by $10,000, $50,000 or $100,000, as the case may be. Investments of $10,000, $50,000 and $100,000 in the Fund at inception would have grown to $14,854, $74,270 and $148,540, respectively, at January 31, 1997.


    The Fund from time to time may also advertise its performance relative to certain performance rankings and indexes compiled by independent organizations.

DESCRIPTION OF SHARES
--------------------------------------------------------------------------------

    The shareholders of the Fund are entitled to a full vote for each full share held. The Trustees were elected by InterCapital in January, 1993 as the then sole shareholder of the Fund or, in the case of Messrs. Schroeder and Stern, by the other Trustees on April 20, 1995. The Trustees themselves have the power to alter the number and the terms of office of the Trustees, and they may at any time lengthen their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Trustees has been elected by the shareholders of the Fund. Under certain circumstances the Trustees may be removed by action of the Trustees. The shareholders also have the right to remove the Trustees following a meeting called for that purpose requested in writing by the record holders of not less than ten percent of the Fund's outstanding shares. The voting rights of shareholders are not cumulative, so that holders of more than 50 percent of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees.

    The Declaration of Trust permits the Trustees to authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios) and additional classes of shares within any series (which would be used to distinguish among the rights of different categories of shareholders, as might be required by future regulations or other unforeseen circumstances). However, the Trustees presently have not authorized any such additional series or classes of shares.


    The Declaration of Trust provides that no Trustee, officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Trustee, officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his own bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties. It also provides that all third persons shall look solely to the Fund's property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liabilities in connection with the affairs of the Fund.

    The Fund is authorized to issue an unlimited number of shares of beneficial interest. The Fund shall be of unlimited duration, subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders.

CUSTODIAN AND TRANSFER AGENT
--------------------------------------------------------------------------------

    The Bank of New York, 90 Washington Street, New York, New York 10286 is the Custodian of the Fund's assets. Any of the Fund's cash balances with the Custodian in excess of $100,000 are unprotected by federal deposit insurance. Such balances may, at times, be substantial.


    Dean Witter Trust Company, Harborside Financial Center, Plaza Two, Jersey City, New Jersey 07311 is the Transfer Agent of the Fund's shares and Dividend Disbursing Agent for payment of dividends and distributions on Fund shares and Agent for shareholders under various investment plans described herein. Dean Witter Trust Company is an affiliate of Dean Witter Services Company Inc., the Fund's Manager, and of Dean Witter Distributors Inc., the Fund's Distributor. As Transfer Agent and Dividend Disbursing Agent, Dean Witter Trust Company's responsibilities include maintaining shareholder accounts, disbursing cash dividends and reinvesting dividends, processing account registration changes, handling purchase and redemption transactions, mailing prospectuses and reports, mailing and tabulating proxies, processing share certificate transactions, and maintaining shareholder records and lists. For these services Dean Witter Trust Company receives a per shareholder account fee.


INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

    Price Waterhouse LLP serves as the independent accountants of the Fund. The independent accountants are responsible for auditing the annual financial statements of the Fund.

REPORTS TO SHAREHOLDERS
--------------------------------------------------------------------------------

    The Fund will send to shareholders, at least semi-annually, reports showing the Fund's portfolio and other information. An annual report containing financial statements audited by independent accountants will be sent to shareholders each year.

    The Fund's fiscal year ends on January 31. The financial statements of the Fund must be audited at least once a year by independent accountants whose selection is made annually by the Fund's Board of Trustees.

LEGAL COUNSEL
--------------------------------------------------------------------------------


    Barry Fink, Esq., who is an officer and the General Counsel of the Manager, is an officer and the General Counsel of the Fund.


EXPERTS
--------------------------------------------------------------------------------

    The financial statements of the Fund included in this Statement of Additional Information and incorporated by reference in the Prospectus have been so included and incorporated in reliance on the report of Price

Waterhouse LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

REGISTRATION STATEMENT
--------------------------------------------------------------------------------

    This Statement of Additional Information and the Prospectus do not contain all of the information set forth in the Registration Statement the Fund has filed with the Securities and Exchange Commission. The complete Registration Statement may be obtained from the Securities and Exchange Commission upon payment of the fee prescribed by the rules and regulations of the Commission.

TCW/DW INCOME AND GROWTH FUND
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------
To the Shareholders and Trustees of TCW/DW Income and Growth Fund


In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of TCW/DW Income and Growth Fund (the "Fund") at January 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and for the period March 31, 1993 (commencement of operations) through January 31, 1994, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 1997 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.



PRICE WATERHOUSE LLP
1177 Avenue of the Americas


New York, New York 10036


March 13, 1997


                            1997 FEDERAL TAX NOTICE
    During the year ended January 31, 1997, the Fund paid to its shareholders $0.40 per share from long-term capital gains. For such period, 7.94% of the income paid qualified for the dividends received deduction available to corporations.

TCW/DW INCOME AND GROWTH FUND
PORTFOLIO OF INVESTMENTS JANUARY 31, 1997

 PRINCIPAL
 AMOUNT IN                                                     COUPON      MATURITY
 THOUSANDS                                                      RATE         DATE         VALUE
----------------------------------------------------------------------------------------------------
             CONVERTIBLE BONDS (40.9%)
             ADVERTISING (1.1%)
 $     620   Omicom Group, Inc.............................      4.25  %    01/03/07  $      652,550
                                                                                      --------------
             AEROSPACE (1.2%)
       345   Hexcel Corp...................................      7.00       08/01/03         473,081
       235   Titan Corp....................................      8.25       11/01/03         273,187
                                                                                      --------------
                                                                                             746,268
                                                                                      --------------
             AUTO PARTS (0.6%)
       320   Magna International, Inc. (Canada)............      5.00       10/15/02         369,955
                                                                                      --------------
             BANKS - INTERNATIONAL (0.2%)
       130   MBL International Finance (Bermuda)...........      3.00       11/30/02         128,849
                                                                                      --------------
             BIOTECHNOLOGY (0.8%)
       330   Sepracor Inc. - 144A*.........................      7.00       12/01/02         488,400
                                                                                      --------------
             CABLE & TELECOMMUNICATIONS (0.5%)
       370   Tele-Communications International, Inc........      4.50       02/15/06         296,925
                                                                                      --------------
             COMPUTER EQUIPMENT (1.4%)
     1,570   Silicon Graphics, Inc. - 144A*................      0.00       11/02/13         849,291
                                                                                      --------------
             COMPUTER SOFTWARE & SERVICES (0.5%)
       350   UBS Finance, Inc. (1).........................      2.00       05/22/02         322,000
                                                                                      --------------
             CONSUMER PRODUCTS (0.5%)
       260   Central Garden & Pet Co.......................      6.00       11/15/03         304,564
                                                                                      --------------
             ELECTRONICS (1.5%)
       280   General Instrument Corp.......................      5.00       06/15/00         303,976
       240   Metricom, Inc. - 144A*........................      8.00       09/15/03         264,000
       275   SCI Systems, Inc..............................      5.00       05/01/06         374,000
                                                                                      --------------
                                                                                             941,976
                                                                                      --------------
             ELECTRONICS - SEMICONDUCTORS/COMPONENTS (1.9%)
       365   Analog Devices................................      3.50       12/01/00         546,496
       530   Xilinx Inc. - 144A*...........................      5.25       11/01/02         587,797
                                                                                      --------------
                                                                                           1,134,293
                                                                                      --------------
             ENGINEERING & CONSTRUCTION (0.7%)
       345   New World Infrastructure Ltd. - 144A* (Hong
               Kong).......................................      5.00       07/15/01         406,238
                                                                                      --------------
             ENTERTAINMENT (0.4%)
       250   California Hotel Finance Corp.................     11.00       12/01/02         262,500
                                                                                      --------------
             ENVIRONMENTAL CONTROL (0.9%)
       320   Molten Metal Technology, Inc. - 144A*.........      5.50       05/01/06         217,430
       275   United Waste Systems, Inc.....................      4.50       06/01/01         350,281
                                                                                      --------------
                                                                                             567,711
                                                                                      --------------

                       SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW INCOME AND GROWTH FUND
PORTFOLIO OF INVESTMENTS JANUARY 31, 1997, CONTINUED

 PRINCIPAL
 AMOUNT IN                                                     COUPON      MATURITY
 THOUSANDS                                                      RATE         DATE         VALUE
----------------------------------------------------------------------------------------------------
             FINANCIAL SERVICES (2.7%)
 $     355   Berkshire Hathaway............................      1.00  %    12/02/01  $      362,544
       800   Deutsche Bank Finance BV - 144A*
               (Netherlands)...............................      0.00       02/12/17         327,400
       190   Morgan Stanley Group, Inc. (2)................      0.00       09/30/00         231,563
       400   Morgan Stanley Group, Inc. (3)................      2.00       03/29/02         429,500
       265   Southern Pacific Funding......................      6.75       10/15/06         304,750
                                                                                      --------------
                                                                                           1,655,757
                                                                                      --------------
             HEALTHCARE (3.5%)
       280   Assisted Living Concepts, Inc. - 144A*........      7.00       07/31/05         312,665
       380   Phymatrix Corp. - 144A*.......................      6.75       06/15/03         325,850
       325   Physician Resource Group - 144A*..............      6.00       12/01/01         314,438
       235   Renal Treatment Centers, Inc. - 144A*.........      5.625      07/15/06         241,658
       470   Tenet Healthcare Corp.........................      6.00       12/01/05         491,150
       320   Vivra, Inc. - 144A*...........................      5.00       07/01/01         331,334
        95   Vivra, Inc....................................      5.00       07/01/01          98,266
                                                                                      --------------
                                                                                           2,115,361
                                                                                      --------------
             HEALTHCARE SERVICES (0.6%)
       305   Quintiles Transportational Corp. - 144A*......      4.25       05/31/00         339,337
                                                                                      --------------
             HOTELS (0.9%)
       580   Marriott International Inc....................      0.00       03/25/11         322,468
       240   Signature Resorts.............................      5.75       01/15/07         246,600
                                                                                      --------------
                                                                                             569,068
                                                                                      --------------
             INDUSTRIALS (0.6%)
       385   U.S. Office Products Co.......................      5.50       05/15/03         361,900
                                                                                      --------------
             MEDIA GROUP (0.5%)
       715   News America Holdings, Inc....................      0.00       03/11/13         319,705
                                                                                      --------------
             MEDICAL SERVICES (1.1%)
       155   ARV Assisted Living - 144A*...................      6.75       04/01/06         130,200
       310   Occusystems, Inc. - 144A*.....................      6.00       12/15/01         316,783
       320   Sterling House Corp...........................      6.75       06/30/06         224,000
                                                                                      --------------
                                                                                             670,983
                                                                                      --------------
             OIL & GAS PRODUCTS (0.5%)
       250   Apache Corp. - 144A*..........................      6.00       01/15/02         332,588
                                                                                      --------------
             PHARMACEUTICALS (2.0%)
       335   Alza Corp.....................................      5.00       05/01/06         335,419
       790   Sandoz Capital BVI, Ltd. - 144A*
               (Switzerland)...............................      2.00       10/06/02         859,125
                                                                                      --------------
                                                                                           1,194,544
                                                                                      --------------

                       SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW INCOME AND GROWTH FUND
PORTFOLIO OF INVESTMENTS JANUARY 31, 1997, CONTINUED

 PRINCIPAL
 AMOUNT IN                                                     COUPON      MATURITY
 THOUSANDS                                                      RATE         DATE         VALUE
----------------------------------------------------------------------------------------------------
             POLLUTION CONTROL (3.6%)
 $     995   Thermo Electron Corp. - 144A*.................      4.25  %    01/01/03  $    1,092,152
       945   U.S. Filter Corp..............................      4.50       12/15/01       1,045,406
                                                                                      --------------
                                                                                           2,137,558
                                                                                      --------------
             PUBLISHING (0.7%)
       410   Scholastic Corp. - 144A*......................      5.00       08/15/05         425,465
                                                                                      --------------
             REAL ESTATE INVESTMENT TRUST (1.5%)
       270   Liberty Property Trust........................      8.00       07/01/01         345,938
       280   LTC Properties, Inc...........................      8.50       01/01/01         326,018
       245   LTC Properties, Inc...........................      8.25       07/01/01         254,976
                                                                                      --------------
                                                                                             926,932
                                                                                      --------------
             RESTAURANTS (0.6%)
     1,235   Boston Chicken, Inc...........................      0.00       06/01/15         377,367
                                                                                      --------------
             RETAIL (4.1%)
       305   Charming Shoppes, Inc.........................      7.50       07/15/06         292,800
       310   Federated Department Stores, Inc..............      5.00       10/01/03         348,493
       530   Home Depot, Inc...............................      3.25       10/01/01         512,711
       300   Nine West Group, Inc. - 144A*.................      5.50       07/15/03         316,500
       880   Staples, Inc. - 144A*.........................      4.50       10/01/00         987,606
                                                                                      --------------
                                                                                           2,458,110
                                                                                      --------------
             SEMICONDUCTORS (0.6%)
       285   C-Cube Microsystems, Inc......................      5.875      11/01/05         365,250
                                                                                      --------------
             TECHNOLOGY (1.8%)
       390   Adaptec, Inc. - 144A*.........................      4.75       02/01/04         421,688
       330   HMT Technology Corp. - 144A*..................      5.75       01/15/04         352,688
       300   Safeguard Scientifics - 144A*.................      6.00       02/01/06         309,321
                                                                                      --------------
                                                                                           1,083,697
                                                                                      --------------
             TELECOMMUNICATIONS (2.0%)
     1,500   Motorola, Inc.................................      0.00       09/27/13       1,237,500
                                                                                      --------------
             TRANSPORTATION (0.9%)
       500   Blue Bird Body Co. (Series B).................     10.75       11/15/06         527,500
                                                                                      --------------
             UTILITIES - ELECTRIC (0.5%)
       320   Korea Electric Power Corp.
               (South Korea)...............................      5.00       08/01/01         332,800
                                                                                      --------------

             TOTAL CONVERTIBLE BONDS
             (IDENTIFIED COST $23,365,807)..........................................      24,902,942
                                                                                      --------------

             CORPORATE BONDS (42.5%)
             BANKS (0.9%)
       500   First Nationwide Escrow - 144A*...............     10.625      10/01/03         545,000
                                                                                      --------------

                       SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW INCOME AND GROWTH FUND
PORTFOLIO OF INVESTMENTS JANUARY 31, 1997, CONTINUED

 PRINCIPAL
 AMOUNT IN                                                     COUPON      MATURITY
 THOUSANDS                                                      RATE         DATE         VALUE
----------------------------------------------------------------------------------------------------
             BUILDING MATERIALS (0.4%)
 $     250   Collins & Aikman Floorcoverings,
               Inc. - 144A*................................     10.00  %    01/15/07  $      253,750
                                                                                      --------------
             BUSINESS SERVICES (2.5%)
       531   American Pad & Paper Co.......................     13.00       11/15/05         621,270
       320   Big Flower Press, Inc.........................     10.75       08/01/03         334,400
       316   Big Flower Press, Inc. (Series A) - 144A*.....     10.75       08/01/03         328,640
       235   Jorgensen (Earle M.) Co.......................     10.75       03/01/00         240,875
                                                                                      --------------
                                                                                           1,525,185
                                                                                      --------------
             BUSINESS SERVICES - DISTRIBUTORS (1.7%)
       250   Data Documents, Inc...........................     13.50       07/15/02         281,250
       500   Envirosource, Inc.............................      9.75       06/15/03         476,250
       250   Iron Mountain, Inc............................     10.125      10/01/06         265,000
                                                                                      --------------
                                                                                           1,022,500
                                                                                      --------------
             CABLE/CELLULAR (0.9%)
       500   Rogers Communications, Inc. (Canada)..........     10.875      04/15/04         525,000
                                                                                      --------------
             CHEMICALS (0.7%)
       375   NL Industries Inc.............................     11.75       10/15/03         396,562
                                                                                      --------------
             COMPUTERS (1.1%)
       380   Quantum Corp..................................      5.00       03/01/03         675,002
                                                                                      --------------
             CONSUMER - NON-CYCLICAL (0.6%)
       100   E&S Holdings Corp. - 144A*....................     10.375      10/01/06         104,750
       250   International Home Foods,
               Inc. - 144A*................................     10.375      11/01/06         259,375
                                                                                      --------------
                                                                                             364,125
                                                                                      --------------
             CONTAINERS (0.8%)
       275   Plastic Container, Inc. - 144A*...............     10.00       12/15/06         283,937
       225   US Can Corp. - 144A*..........................     10.125      10/15/06         237,375
                                                                                      --------------
                                                                                             521,312
                                                                                      --------------
             ENERGY (1.7%)
       250   Chesapeake Energy Corp........................     12.00       03/01/01         277,500
       640   Flores & Rucks, Inc...........................     13.50       12/01/04         764,800
                                                                                      --------------
                                                                                           1,042,300
                                                                                      --------------
             ENTERTAINMENT & LEISURE TIME (1.3%)
       750   United Artists Theatres.......................     11.50       05/01/02         792,187
                                                                                      --------------
             ENTERTAINMENT/GAMING (1.8%)
       695   Fitzgeralds Gaming Corp. (Units) ++...........     13.00       12/31/02         608,125
       500   Showboat, Inc.................................      9.25       05/01/08         505,000
                                                                                      --------------
                                                                                           1,113,125
                                                                                      --------------

                       SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW INCOME AND GROWTH FUND
PORTFOLIO OF INVESTMENTS JANUARY 31, 1997, CONTINUED

 PRINCIPAL
 AMOUNT IN                                                     COUPON      MATURITY
 THOUSANDS                                                      RATE         DATE         VALUE
----------------------------------------------------------------------------------------------------
             FINANCIAL SERVICES (1.1%)
 $     400   American Annuity Group, Inc...................     11.125 %    02/01/03  $      428,060
       250   Outsourcing Solutions, Inc. - 144A*...........     11.00       11/01/06         265,000
                                                                                      --------------
                                                                                             693,060
                                                                                      --------------
             FOODS (0.5%)
       290   American Rice, Inc............................     13.00       07/31/02         284,200
                                                                                      --------------
             HEALTHCARE (0.9%)
       500   Dade International, Inc. (Series B)...........     11.125      05/01/06         540,000
                                                                                      --------------
             HOME BUILDING (0.6%)
       350   U.S. Home Corp................................      9.75       06/15/03         362,250
                                                                                      --------------
             INDUSTRIALS (3.1%)
       250   American Media Operations, Inc................     11.625      11/15/04         266,875
       885   Corporate Express, Inc........................      4.50       07/01/00         840,750
       250   Hayes Wheels International, Inc...............     11.00       07/15/06         275,000
       210   Oregon Steel Mills, Inc.......................     11.00       06/15/03         229,163
       250   Pierce Leahy Corp.............................     11.125      07/15/06         272,500
                                                                                      --------------
                                                                                           1,884,288
                                                                                      --------------
             MANUFACTURING (6.7%)
       335   Communications & Power Industries, Inc.
               (Series B)..................................     12.00       08/01/05         369,338
       350   Foamex L.P....................................     11.25       10/01/02         372,750
       250   Mettler Toledo, Inc...........................      9.75       10/01/06         263,125
       575   Newflo Corp...................................     13.25       11/15/02         629,625
     1,000   Sweetheart Cup, Inc...........................     10.50       09/01/03       1,050,000
       750   Talley Manufacturing & Technology Inc.........     10.75       10/15/03         787,500
       600   Telex Communications Inc......................     12.00       07/15/04         660,750
                                                                                      --------------
                                                                                           4,133,088
                                                                                      --------------
             MEDIA GROUP (4.8%)
       375   Ackerly Communications, Inc. (Series B).......     10.75       10/01/03         400,313
       500   Adams Outdoor Advertising.....................     10.75       03/15/06         535,000
       545   Garden State Newspapers, Inc..................     12.00       07/01/04         594,050
       575   Heritage Media Services Inc...................     11.00       06/15/02         615,250
       500   K-III Communications Corp.....................     10.625      05/01/02         521,250
       250   Outdoor Systems, Inc..........................      9.375      10/15/06         253,125
                                                                                      --------------
                                                                                           2,918,988
                                                                                      --------------
             MULTI-INDUSTRY (0.8%)
       500   Valcor, Inc...................................      9.625      11/01/03         497,500
                                                                                      --------------

                       SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW INCOME AND GROWTH FUND
PORTFOLIO OF INVESTMENTS JANUARY 31, 1997, CONTINUED

 PRINCIPAL
 AMOUNT IN                                                     COUPON      MATURITY
 THOUSANDS                                                      RATE         DATE         VALUE
----------------------------------------------------------------------------------------------------
             PAPER & FOREST PRODUCTS (3.5%)
 $     935   Malette, Inc. (Canada)........................     12.25  %    07/15/04  $    1,005,125
       500   Rainy River Forest Product (Canada)...........     10.75       10/15/01         538,125
       550   Stone Container Corp..........................     10.75       10/01/02         565,125
                                                                                      --------------
                                                                                           2,108,375
                                                                                      --------------
             REAL ESTATE INVESTMENT TRUST (0.7%)
       415   Trizec Finance Ltd. (Canada)..................     10.875      10/15/05         455,981
                                                                                      --------------
             RETAIL (0.8%)
       420   Cole National Group, Inc......................     11.25       10/01/01         463,050
                                                                                      --------------
             RETAIL - DRUG STORES (0.6%)
       350   Di Giorgio Corp...............................     12.00       02/15/03         360,500
                                                                                      --------------
             RETAIL - FOOD CHAINS (1.8%)
       375   Grand Union Co................................     12.00       09/01/04         377,812
       625   Smith's Food & Drug Centers, Inc..............     11.25       05/15/07         696,875
                                                                                      --------------
                                                                                           1,074,687
                                                                                      --------------
             TELEPHONES (0.4%)
       250   Sprint Spectrum L.P...........................     11.00       08/15/06         270,000
                                                                                      --------------
             TRANSPORTATION (1.0%)
       550   Moran Transportation Co.......................     11.75       07/15/04         594,000
                                                                                      --------------
             UTILITIES (0.8%)
       490   Texas-New Mexico Power Co.....................     10.75       09/15/03         522,071
                                                                                      --------------

             TOTAL CORPORATE BONDS
             (IDENTIFIED COST $24,747,160)..........................................      25,938,086
                                                                                      --------------

 NUMBER OF
  SHARES
-----------
             CONVERTIBLE PREFERRED STOCKS (11.3%)
             FINANCIAL (0.6%)
     7,700   Allstate Corp. $2.30 (4)..................................................         342,650
                                                                                         --------------
             FINANCIAL SERVICES (1.6%)
    15,400   Merrill Lynch & Co., Inc. $3.12 (5).......................................         329,175
     4,800   Morgan Stanley Group, Inc. $3.99 (6)......................................         328,200
     5,000   Penncorp Financial Group, Inc. $3.50 - 144A*..............................         299,375
                                                                                         --------------
                                                                                                956,750
                                                                                         --------------
             FUNERAL SERVICES (0.2%)
     1,200   SCI Finance L.L.C. (Series A) $3.125......................................         117,150
                                                                                         --------------
             HEALTHCARE HMOS (1.1%)
     8,600   Aetna Inc. $4.758.........................................................         672,950
                                                                                         --------------
             HOTELS (0.5%)
     6,200   Host Marriott Financial Trust $3.375 - 144A*..............................         346,425
                                                                                         --------------

                       SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW INCOME AND GROWTH FUND
PORTFOLIO OF INVESTMENTS JANUARY 31, 1997, CONTINUED

 NUMBER OF
  SHARES                                                                                     VALUE
-------------------------------------------------------------------------------------------------------
             INDUSTRIALS (2.0%)
     5,300   Crown Cork & Seal Co., Inc. $1.885........................................  $      284,875
     6,200   TCI Pacific Communications $5.00 (7)......................................         578,925
     8,300   Vanstar Financing Trust $3.375 - 144A*....................................         342,375
                                                                                         --------------
                                                                                              1,206,175
                                                                                         --------------
             INSURANCE (1.0%)
     3,800   American Bankers Insurance Group, Inc. (Series B) $3.125..................         247,950
    11,000   Salomon, Inc. $7.625 (8)..................................................         354,750
                                                                                         --------------
                                                                                                602,700
                                                                                         --------------
             MEDIA GROUP (0.4%)
     4,900   SFX Broadcasting, Inc. (Series D) $3.25...................................         230,300
                                                                                         --------------
             OIL & GAS PRODUCTS (1.1%)
     5,200   Occidental Petroleum Corp. (Series A) $3.00 (9)...........................         349,050
     5,300   Occidental Petroleum Corp. $3.875 - 144A*.................................         318,662
                                                                                         --------------
                                                                                                667,712
                                                                                         --------------
             PUBLISHING (0.6%)
     6,700   Golden Books Financing Trust $4.375 - 144A*...............................         378,550
                                                                                         --------------
             RETAIL (0.9%)
    10,500   Kmart Financing I $3.875..................................................         535,500
                                                                                         --------------
             TELECOMMUNICATION EQUIPMENT (0.8%)
     7,800   Corning Delaware, L.P. $3.00..............................................         477,750
                                                                                         --------------
             TELECOMMUNICATIONS (0.5%)
     6,100   Loral Space & Communications $3.00 - 144A*................................         330,547
                                                                                         --------------

             TOTAL CONVERTIBLE PREFERRED STOCKS
             (IDENTIFIED COST $6,199,577)..............................................       6,865,159
                                                                                         --------------

             COMMON STOCK (1.1%)
             COMPUTER EQUIPMENT
    13,475   Storage Technology Corp. (Identified Cost $515,180).......................         660,275
                                                                                         --------------

 NUMBER OF                                                                EXPIRATION
 WARRANTS                                                                    DATE
-----------                                                               -----------
             WARRANT (0.0%)
             ENTERTAINMENT/GAMING
     6,654   Fitzgeralds Gaming Corp. - 144A*
               (Identified Cost $29,943)................................     12/19/98          18,299
                                                                                       --------------

                       SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW INCOME AND GROWTH FUND
PORTFOLIO OF INVESTMENTS JANUARY 31, 1997, CONTINUED

 PRINCIPAL
 AMOUNT IN                                                     COUPON      MATURITY
 THOUSANDS                                                      RATE         DATE         VALUE
----------------------------------------------------------------------------------------------------
             SHORT-TERM INVESTMENT (2.3%)
             REPURCHASE AGREEMENT
 $   1,416   The Bank of New York (dated 1/31/97; proceeds
               $1,416,703; collateralized by $1,415,570
               Federal Farm Credit Bank 4.95% due 03/03/97
               valued at $1,444,406)
               (Identified Cost $1,416,083)................      5.25  %    02/03/97  $    1,416,083
                                                                                      --------------
TOTAL INVESTMENTS
(IDENTIFIED COST $56,273,750)(A)............................................   98.1%    59,800,844
CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES..............................    1.9      1,139,730
                                                                              ------   -----------
NET ASSETS..................................................................  100.0%   $60,940,574
                                                                              ------   -----------
                                                                              ------   -----------

---------------------
 *   Resale is restricted to qualified institutional investors.
++ Consists of more than one class of securities traded together as a unit; bonds with attached warrants.
(1)  Exchangeable into General Motors - Class E common stock.
(2)  Exchangeable into Boeing Co. common stock.
(3)  Exchangeable into Johnson & Johnson Co. common stock.
(4)  Exchangeable into PMI Group Inc. common stock.
(5)  Exchangeable into Cox Communications Inc. common stock.
(6)  Exchangeable into Cisco Systems Inc. common stock.
(7)  Exchangeable into Tele-Communications - Class A common stock.
(8) Exchangeable into Financial Security Assurance Holdings, Ltd. common stock.
(9)  Exchangeable into Canadian Occidental Petroleum common stock.
(a) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $4,260,414 and the aggregate gross unrealized depreciation is $733,320, resulting in net unrealized appreciation of $3,527,094.

                       SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW INCOME AND GROWTH FUND
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
JANUARY 31, 1997

ASSETS:
Investments in securities, at value
  (identified cost $56,273,750).............................  $59,800,844
Cash........................................................      397,325
Receivable for:
    Investments sold........................................    1,424,926
    Interest................................................      872,434
    Shares of beneficial interest sold......................      155,642
    Dividends...............................................       16,544
Deferred organizational expenses............................       46,235
Prepaid expenses............................................       31,554
                                                              -----------

     TOTAL ASSETS...........................................   62,745,504
                                                              -----------

LIABILITIES:
Payable for:
    Investments purchased...................................    1,619,309
    Shares of beneficial interest repurchased...............       57,389
    Plan of distribution fee................................       33,360
    Management fee..........................................       22,880
    Investment advisory fee.................................       15,254
Accrued expenses and other payables.........................       56,738
                                                              -----------
     TOTAL LIABILITIES......................................    1,804,930
                                                              -----------

NET ASSETS:
Paid-in-capital.............................................   56,114,695
Net unrealized appreciation.................................    3,527,094
Accumulated undistributed net investment income.............      443,330
Accumulated undistributed net realized gain.................      855,455
                                                              -----------

     NET ASSETS.............................................  $60,940,574
                                                              -----------
                                                              -----------

NET ASSET VALUE PER SHARE,
  5,335,701 SHARES OUTSTANDING (UNLIMITED SHARES AUTHORIZED
  OF $.01 PAR VALUE)........................................
                                                                   $11.42
                                                              -----------
                                                              -----------

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED JANUARY 31, 1997

NET INVESTMENT INCOME:

INCOME
Interest....................................................  $3,854,394
Dividends...................................................     316,816
                                                              ----------

     TOTAL INCOME...........................................   4,171,210
                                                              ----------

EXPENSES
Plan of distribution fee....................................     425,303
Management fee..............................................     260,240
Investment advisory fee.....................................     173,493
Professional fees...........................................      64,615
Transfer agent fees and expenses............................      52,401
Shareholder reports and notices.............................      47,068
Organizational expenses.....................................      39,916
Trustees' fees and expenses.................................      38,303
Registration fees...........................................      28,555
Custodian fees..............................................      20,451
Other.......................................................      19,597
                                                              ----------

     TOTAL EXPENSES.........................................   1,169,942
                                                              ----------

     NET INVESTMENT INCOME..................................   3,001,268
                                                              ----------

NET REALIZED AND UNREALIZED GAIN:
Net realized gain...........................................   3,798,985
Net change in unrealized appreciation.......................     475,436
                                                              ----------

     NET GAIN...............................................   4,274,421
                                                              ----------

NET INCREASE................................................  $7,275,689
                                                              ----------
                                                              ----------

                       SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW INCOME AND GROWTH FUND
FINANCIAL STATEMENTS, CONTINUED

STATEMENT OF CHANGES IN NET ASSETS

                                                                FOR THE YEAR       FOR THE YEAR
                                                                   ENDED              ENDED
                                                              JANUARY 31, 1997   JANUARY 31, 1996
-------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income.......................................    $ 3,001,268        $ 2,973,403
Net realized gain...........................................      3,798,985          1,186,265
Net change in unrealized appreciation.......................        475,436          6,051,315
                                                              ----------------   ----------------

     NET INCREASE...........................................      7,275,689         10,210,983
                                                              ----------------   ----------------

DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income.......................................     (3,008,077)        (3,087,769)
Net realized gain...........................................     (2,721,147)          --
                                                              ----------------   ----------------

     TOTAL..................................................     (5,729,224)        (3,087,769)
                                                              ----------------   ----------------
Net increase (decrease) from transactions in shares of
  beneficial interest.......................................      1,763,514         (4,827,749)
                                                              ----------------   ----------------

     NET INCREASE...........................................      3,309,979          2,295,465
                                                              ----------------   ----------------

NET ASSETS:
Beginning of period.........................................     57,630,595         55,335,130
                                                              ----------------   ----------------

     END OF PERIOD
    (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF
    $443,330 AND $450,139, RESPECTIVELY)....................    $60,940,574        $57,630,595
                                                              ----------------   ----------------
                                                              ----------------   ----------------

                       SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW INCOME AND GROWTH FUND
NOTES TO FINANCIAL STATEMENTS JANUARY 31, 1997

1. ORGANIZATIONAL AND ACCOUNTING POLICIES

TCW/DW Income and Growth Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified, open-end management investment company. The Fund's investment objective is to generate high total return by providing a high level of current income and the potential for capital appreciation. The Fund seeks to achieve its objective by investing in bonds or preferred stock convertible into common stock, other fixed income securities, common stocks and U.S. Government securities. The Fund was organized as a Massachusetts business trust on November 23, 1992 and commenced operations on March 31, 1993.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) an equity security listed or traded on the New York, American or other domestic or foreign stock exchange is valued at its latest sale price on that exchange prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (3) when market quotations are not readily available, including circumstances under which it is determined by TCW Funds Management, Inc. (the "Adviser") that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); (4) certain portfolio securities may be valued by an outside pricing service approved by the Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining what it believes is the fair valuation of the securities valued by such pricing service; and (5) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-

TCW/DW INCOME AND GROWTH FUND
NOTES TO FINANCIAL STATEMENTS JANUARY 31, 1997, CONTINUED

to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted over the life of the respective securities. Dividend income and other distributions are recorded on the ex-dividend date. Interest income is accrued daily.

C. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

E. ORGANIZATIONAL EXPENSES -- Dean Witter InterCapital Inc., an affiliate of Dean Witter Services Company Inc. (the "Manager") paid the organizational expenses of the Fund in the amount of approximately $206,000 of which $200,000 have been reimbursed. Such expenses have been deferred and are being amortized on the straight-line method over a period not to exceed five years from the commencement of operations.

TCW/DW INCOME AND GROWTH FUND
NOTES TO FINANCIAL STATEMENTS JANUARY 31, 1997, CONTINUED

2. MANAGEMENT AGREEMENT

Pursuant to a Management Agreement, the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.45% to the portion of daily net assets not exceeding $500 million and 0.42% to the portion of the daily net assets exceeding $500 million.

Under the terms of the Management Agreement, the Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Manager. The Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

3. INVESTMENT ADVISORY AGREEMENT

Pursuant to an Investment Advisory Agreement, the Fund pays the Adviser an advisory fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.30% to the portion of daily net assets not exceeding $500 million and 0.28% to the portion of the daily net assets exceeding $500 million.

Under the terms of the Investment Advisory Agreement, the Fund has retained the Adviser to invest the Fund's assets, including placing orders for the purchase and sale of portfolio securities. The Adviser obtains and evaluates such information and advice relating to the economy, securities markets, and specific securities as it considers necessary or useful to continuously manage the assets of the Fund in a manner consistent with its investment objective. In addition, the Adviser pays the salaries of all personnel, including officers of the Fund, who are employees of the Adviser.

4. PLAN OF DISTRIBUTION

Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Manager, is the distributor of the Fund's shares and, in accordance with a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act, finances certain expenses in connection therewith.

Under the Plan, the Distributor bears the expense of all promotional and distribution related activities on behalf of the Fund, except for expenses that the Trustees determine to reimburse, as described below. The following activities and services may be provided by the Distributor, Dean Witter Reynolds Inc. ("DWR"), an affiliate of the Distributor and Manager, its affiliates and any other selected broker-dealers under the Plan: (1) compensation to, and expenses of, DWR's account executives and others, including overhead and telephone expenses; (2) sales incentives and bonuses

TCW/DW INCOME AND GROWTH FUND
NOTES TO FINANCIAL STATEMENTS JANUARY 31, 1997, CONTINUED

to sales representatives and to marketing personnel in connection with promoting sales of the Fund's shares; (3) expenses incurred in connection with promoting sales of the Fund's shares; (4) preparing and distributing sales literature; and
(5) providing advertising and promotional activities, including direct mail solicitation and television, radio, newspaper, magazine and other media advertisements.

The Fund is authorized to reimburse the Distributor for specific expenses the Distributor incurs or plans to incur in promoting the distribution of the Fund's shares. The amount of each monthly reimbursement payment may in no event exceed an amount equal to a payment at the annual rate of 0.75% of the Fund's average daily net assets during the month. Expenses incurred by the Distributor pursuant to the Plan in any fiscal year will not be reimbursed by the Fund through payments accrued in any subsequent fiscal year. For the year ended January 31, 1997, the distribution fee was accrued at the annual rate of 0.74%.

5. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended January 31, 1997 aggregated $57,069,874 and $58,830,492, respectively.

Dean Witter Trust Company, an affiliate of the Manager and Distributor, is the Fund's transfer agent. At January 31, 1997, the Fund had transfer agent fees and expenses payable of approximately $4,000.

6. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                                                         FOR THE YEAR              FOR THE YEAR
                                                                            ENDED                     ENDED
                                                                       JANUARY 31, 1997          JANUARY 31, 1996
                                                                   ------------------------  ------------------------
                                                                     SHARES       AMOUNT       SHARES       AMOUNT
                                                                   ----------  ------------  ----------  ------------
Sold.............................................................   1,635,756  $ 18,613,081   1,236,686  $ 13,236,674
Reinvestment of dividends and distributions......................     431,286     4,808,760     224,382     2,370,537
                                                                   ----------  ------------  ----------  ------------
                                                                    2,067,042    23,421,841   1,461,068    15,607,211
Repurchased......................................................  (1,909,009)  (21,658,327) (1,948,190)  (20,434,960)
                                                                   ----------  ------------  ----------  ------------
Net increase (decrease)..........................................     158,033  $  1,763,514    (487,122) $ (4,827,749)
                                                                   ----------  ------------  ----------  ------------
                                                                   ----------  ------------  ----------  ------------

7. FEDERAL INCOME TAX STATUS

During the year ended January 31, 1997, the Fund utilized its net capital loss carryover of approximately $206,000.

TCW/DW INCOME AND GROWTH FUND
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                                                 FOR THE PERIOD
                                          FOR THE YEAR ENDED JANUARY 31,        MARCH 31, 1993*
                                         ---------------------------------      THROUGH JANUARY
                                          1997         1996         1995            31, 1994
------------------------------------------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE:

Net asset value, beginning of
 period............................      $ 11.13      $  9.77      $ 10.98          $ 10.00
                                         -------      -------      -------           ------

Net investment income..............         0.60         0.59         0.59             0.45

Net realized and unrealized gain
 (loss)............................         0.84         1.37        (1.20)            1.02
                                         -------      -------      -------           ------

Total from investment operations...         1.44         1.96        (0.61)            1.47
                                         -------      -------      -------           ------

Less dividends and distributions
 from:
   Net investment income...........        (0.60)       (0.60)       (0.55)           (0.39)
   Net realized gain...............        (0.55)       --           (0.05)           (0.10)
                                         -------      -------      -------           ------

Total dividends and
 distributions.....................        (1.15)       (0.60)       (0.60)           (0.49)
                                         -------      -------      -------           ------

Net asset value, end of period.....      $ 11.42      $ 11.13      $  9.77          $ 10.98
                                         -------      -------      -------           ------
                                         -------      -------      -------           ------

TOTAL INVESTMENT RETURN+...........        13.46%       20.52%      (5.59)%           15.06%(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses...........................         2.02%        2.21%        2.04%            1.57%(2)(3)

Net investment income..............         5.19%        5.41%        5.83%            5.62%(2)(3)

SUPPLEMENTAL DATA:
Net assets, end of period, in
 thousands.........................      $60,941      $57,631      $55,335               $64,370

Portfolio turnover rate............          102%          79%          88%              84%(1)

Average commission rate paid.......      $0.0540        --           --                --

---------------------
 *   Commencement of operations.
 + Calculated based on the net asset value as of the last business day of the period.
(1)  Not annualized.
(2)  Annualized.
(3) If the Fund had borne expenses that were reimbursed or waived by the Manager and Investment Adviser, the annualized expense and net investment income ratios would have been 2.00% and 5.18%, respectively.

                       SEE NOTES TO FINANCIAL STATEMENTS

                          TCW/DW INCOME AND GROWTH FUND

                            PART C  OTHER INFORMATION

Item 24.  Financial Statements and Exhibits

     (a)  FINANCIAL STATEMENTS

       (1)  Financial statements and schedules, included in Prospectus
            (Part A):

                                                                       Page
                                                                       in Prosp.
                                                                       ---------

            Financial highlights for the period March 31, 1993
            through January 31, 1994 and for the years ended
            January 31, 1995, 1996 and 1997. . . . . . . . . . . . . .      5

       (2)  Financial statements included in the Statement of
            Additional Information (Part B):
                                                                          Page
                                                                          in SAI
                                                                          ------

            Portfolio of Investments at January 31, 1997 . . . . . . .      41

            Statement of assets and liabilities at
            January 31, 1997 . . . . . . . . . . . . . . . . . . . . .      49

            Statement of operations for the year ended
            January 31, 1997 . . . . . . . . . . . . . . . . . . . . .      49

            Statement of changes in net assets for the years
            ended January 31, 1996 and 1997. . . . . . . . . . . . . .      50

            Notes to Financial Statements. . . . . . . . . . . . . . .      51

            Financial highlights for the period March 31, 1993
            through January 31, 1994 and for the years ended
            January 31, 1995, 1996 and 1997. . . . . . . . . . . . . .      55

       (3)  Financial statements included in Part C:

            None

       (b)  EXHIBITS:

Exhibit
Number      Description
------      -----------

2.     --   Amended and Restated By-Laws of the Registrant dated as
            of October 25, 1996

8.     --   Amendment to the Custodian Agreement between
            Registrant and The Bank of New York

11.    --   Consent of Independent Accountants

16.    --   Schedules for Computation of Performance Quotations

27.    --   Financial Data Schedule

-------------------------
All other exhibits were previously filed and are hereby incorporated by reference.

ITEM 25.    PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

            None

Item 26.    NUMBER OF HOLDERS OF SECURITIES.

       (1)                                             (2)
                                             Number of Record Holders
       Title of Class                          at February 28, 1997
       --------------                        ------------------------

Shares of Beneficial Interest                           4,056

Item 27.    INDEMNIFICATION.

     Pursuant to Section 5.3 of the Registrant's Declaration of Trust and under
Section 4.8 of the Registrant's By-Laws, the indemnification of the Registrant's trustees, officers, employees and agents is permitted if it is determined that they acted under the belief that their actions were in or not opposed to the best interest of the Registrant, and, with respect to any criminal proceeding, they had reasonable cause to believe their conduct was not unlawful. In addition, indemnification is permitted only if it is determined that the actions in question did not render them liable by reason of willful misfeasance, bad faith or gross negligence in the performance of their duties or by reason of reckless disregard of their obligations and duties to the Registrant. Trustees, officers, employees and agents will be indemnified for the expense of litigation if it is determined that they are entitled to indemnification against any liability established in such litigation. The Registrant may also advance money for these expenses provided that they give their undertakings to repay the Registrant unless their conduct is later determined to permit indemnification.

     Pursuant to Section 5.2 of the Registrant's Declaration of Trust and paragraph 8 of the Registrant's Management and Advisory Agreements, none of the Manager, the Adviser or any trustee, officer, employee or agent of the Registrant shall be liable for any action or failure to act, except in the case of bad faith, willful misfeasance, gross negligence or reckless disregard of duties to the Registrant.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer, or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act, and will be governed by the final adjudication of such issue.

     The Registrant hereby undertakes that it will apply the indemnification provision of its by-laws in a manner consistent with Release 11330 of the Securities and Exchange Commission under the Investment Company Act of 1940, so long as the interpretation of Sections 17(h) and 17(i) of such Act remains in effect.

     Registrant, in conjunction with the Manager, Registrant's Trustees, and other registered investment management companies managed by the Manager, maintains insurance on behalf of any person who is or was a Trustee, officer, employee, or agent of Registrant, or who is or was serving at the request of Registrant as a trustee, director, officer, employee or agent of another trust or corporation, against any liability asserted against him and incurred by him or arising out of his position. However, in no event will Registrant maintain insurance to indemnify any such person for any act for which Registrant itself is not permitted to indemnify him.

Item 28.    BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

     The TCW Funds Management, Inc. (the "Adviser") is a 100% owned subsidiary of The TCW Group, Inc., a Nevada corporation. The Adviser presently serves as investment adviser to: (1) TCW Funds, Inc., a diversified open-end management investment company, (2) TCW Convertible Securities Fund, Inc., a diversified closed-end management investment company; (3) TCW/DW Core Equity Trust, an open-end, non-diversified management company, (4) TCW/DW North American Government Income Trust, an open-end, non-diversified management company, (5) TCW/DW Income and Growth Fund, an open-end, non-diversified management company, (6) TCW/DW Latin American Growth Fund, an open-end non-diversified management company, (7) TCW/DW Small Cap Growth Fund, an open-end non-diversified management company,
(8) TCW/DW Term Trust 2000, a closed-end, diversified management company, (9) TCW/DW Term Trust 2002, a closed-end diversified management company, (10) TCW/DW Term Trust 2003, a closed-end diversified management company, (11) TCW/DW Balanced Fund, an open-end, diversified management company, (12) TCW/DW Emerging Markets Opportunities Trust, a closed-end, non-diversified management company,
(13) TCW/DW Total Return Trust, an open-end non-diversified management investment company, (14) TCW/DW Mid-Cap Equity Trust, an open-end, diversified management investment company, (15) TCW/DW Global Telecom Trust, an open-end diversified management investment company and (16) TCW/DW Strategic Income Trust, an open-end diversified management investment company. The Adviser also serves as investment adviser or sub-adviser to other investment companies, including foreign investment companies. The list required by this Item 28 of the officers and directors of the Adviser together with information as to any other business, profession, vocation or employment of a substantive nature engaged in by the Adviser and such officers and directors during the past two years, is incorporated by reference to Form ADV (File No. 801-29075) filed by the Adviser pursuant to the Investment Advisers Act.

Item 29.    PRINCIPAL UNDERWRITERS.

     (a) Dean Witter Distributors Inc. ("Distributors"), a Delaware corporation, is the principal underwriter of the Registrant. Distributors is also the principal underwriter of the following investment companies:

 (1)  Dean Witter Liquid Asset Fund Inc.
 (2)  Dean Witter Tax-Free Daily Income Trust
 (3)  Dean Witter California Tax-Free Daily Income Trust
 (4)  Dean Witter Retirement Series
 (5)  Dean Witter Dividend Growth Securities Inc.
 (6)  Dean Witter Natural Resource Development Securities Inc.
 (7)  Dean Witter World Wide Investment Trust
 (8)  Dean Witter Capital Growth Securities
 (9)  Dean Witter Convertible Securities Trust
(10)  Active Assets Tax-Free Trust
(11)  Active Assets Money Trust
(12)  Active Assets California Tax-Free Trust
(13)  Active Assets Government Securities Trust
(14)  Dean Witter Global Utilities Fund
(15)  Dean Witter Federal Securities Trust
(16)  Dean Witter U.S. Government Securities Trust
(17)  Dean Witter High Yield Securities Inc.
(18)  Dean Witter New York Tax-Free Income Fund
(19)  Dean Witter Tax-Exempt Securities Trust
(20)  Dean Witter California Tax-Free Income Fund
(21)  Dean Witter Limited Term Municipal Trust
(22)  Dean Witter World Wide Income Trust
(23)  Dean Witter Utilities Fund
(24)  Dean Witter Strategist Fund
(25)  Dean Witter New York Municipal Money Market Trust
(26)  Dean Witter Intermediate Income Securities
(27)  Prime Income Trust
(28)  Dean Witter European Growth Fund Inc.
(29)  Dean Witter Developing Growth Securities Trust
(30)  Dean Witter Precious Metals and Minerals Trust
(31)  Dean Witter Pacific Growth Fund Inc.
(32)  Dean Witter Multi-State Municipal Series Trust
(33)  Dean Witter Premier Income Trust
(34)  Dean Witter Short-Term U.S. Treasury Trust
(35)  Dean Witter Diversified Income Trust
(36)  Dean Witter Health Sciences Trust
(37)  Dean Witter Global Dividend Growth Securities
(38)  Dean Witter American Value Fund
(39)  Dean Witter U.S. Government Money Market Trust
(40)  Dean Witter Global Short-Term Income Fund Inc.
(41)  Dean Witter Variable Investment Series
(42)  Dean Witter Value-Added Market Series
(43)  Dean Witter Short-Term Bond Fund
(44)  Dean Witter National Municipal Trust
(45)  Dean Witter High Income Securities
(46)  Dean Witter International SmallCap Fund
(47)  Dean Witter Hawaii Municipal Trust
(48)  Dean Witter Balanced Growth Fund
(49)  Dean Witter Balanced Income Fund
(50)  Dean Witter Intermediate Term U.S. Treasury Trust

(51)  Dean Witter Global Asset Allocation Fund
(52)  Dean Witter Mid-Cap Growth Fund
(53)  Dean Witter Capital Appreciation Fund
(54)  Dean Witter Intermediate Term U.S. Treasury Trust
(55)  Dean Witter Information Fund
(56)  Dean Witter Japan Fund
(57)  Dean Witter Income Builder Fund
(58)  Dean Witter Special Value Fund
(59)  Dean Witter Financial Services Trust
(60)  Dean Witter Market Leader Trust
 (1)  TCW/DW Core Equity Trust
 (2)  TCW/DW North American Government Income Trust
 (3)  TCW/DW Latin American Growth Fund
 (4)  TCW/DW Income and Growth Fund
 (5)  TCW/DW Small Cap Growth Fund
 (6)  TCW/DW Balanced Fund
 (7)  TCW/DW Total Return Trust
 (8)  TCW/DW Mid-Cap Equity Trust
 (9)  TCW/DW Global Telecom Trust
 (10) TCW/DW Strategic Income Trust

(b) The following information is given regarding directors and officers of Dean Witter Distributors Inc. ("Distributors"). The principal address of Distributors is Two World Trade Center, New York, New York 10048.

                                        Positions and
                                        Office with Distributors
Name                                    and the Registrant
----                                    ------------------

Charles A. Fiumefreddo                  Chairman, Chief Executive
                                        Officer and Director of
                                        Distributors and Chairman,
                                        Chief Executive Officer
                                        and Trustee of the
                                        Registrant.

Philip J. Purcell                       Director of Distributors.

Richard M. DeMartini                    Director of Distributors and
                                        Trustee of the Registrant.

James F. Higgins                        Director of Distributors.

Thomas C. Schneider                     Executive Vice President, Chief
                                        Financial Officer and Director
                                        of Distributors.

Christine A. Edwards                    Executive Vice President,
                                        Secretary, Chief Legal Officer
                                        and Director of Distributors.

Robert Scanlan                          Executive Vice President of
                                        Distributors and Vice President
                                        of the Registrant.

                                        Positions and
                                        Office with Distributors
Name                                    and the Registrant
----                                    ------------------


Barry Fink                              Senior Vice President, Assistant
                                        General Counsel and Assistant
                                        Secretary of Distributors and Vice
                                        President, Secretary and General
                                        Counsel of the Registrant.


Robert S. Giambrone                     Senior Vice President of
                                        Distributors and Vice President
                                        of the Registrant.

Frederick K. Kubler                     Senior Vice President,
                                        Assistant Secretary and Chief
                                        Compliance Officer of Distributors.

Michael T. Gregg                        Vice President and Assistant
                                        Secretary of Distributors.

Edward C. Oelsner III                   Vice President of Distributors.

Samuel Wolcott III                      Vice President of Distributors.

Thomas F. Caloia                        Assistant Treasurer of
                                        Distributors and Treasurer of
                                        the Registrant.

Michael Interrante                      Assistant Treasurer of Distributors.


Item 30.  LOCATION OF ACCOUNTS AND RECORDS

        All accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained by the Manager at its offices, except records relating to holders of shares issued by the Registrant, which are maintained by the Registrant's Transfer Agent, at its place of business as shown in the prospectus.


Item 31.  MANAGEMENT SERVICES

        Registrant is not a party to any such management-related service contract.


Item 32.  UNDERTAKINGS

        Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 2nd day of April, 1997.

                                     TCW/DW INCOME AND GROWTH FUND

                                       By  /s/Barry Fink
                                          ----------------------------
                                              Barry Fink
                                           Vice President and Secretary

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 5 has been signed below by the following persons in the capacities and on the dates indicated.

     Signatures                          Title                     Date
     ----------                          -----                     ----

(1) Principal Executive Officer         President, Chief
                                        Executive Officer,
                                        Trustee and Chairman
By   /s/Charles A. Fiumefreddo                                   04/02/97
    -------------------------------
        Charles A. Fiumefreddo

(2) Principal Financial Officer         Treasurer and Principal
                                        Accounting Officer

By   /s/Thomas F. Caloia
    -------------------------------
        Thomas F. Caloia                                         04/02/97


(3) Majority of the Trustees            Trustee

    Charles A. Fiumefreddo (Chairman)   Thomas E. Larkin, Jr.
    Richard M. DeMartini                Marc I. Stern


By   /s/Barry Fink                                               04/02/97
    -------------------------------
        Barry Fink
        Attorney-in-Fact

     John C. Argue
     John R. Haire
     Manuel H. Johnson
     Michael E. Nugent
     John L. Schroeder

By   /s/David M. Butowsky                                         04/02/97
    -------------------------------
        David M. Butowsky
        Attorney-in-Fact

                       TCW/DW INCOME AND GROWTH FUND

                              EXHIBIT INDEX





Exhibit No.                   Description
-----------                   -----------

2.      --     Amended and Restated By-Laws of the Registrant dated as of
               October 25, 1996

8.      --     Amendment to the Custodian Agreement between the Registrant and The Bank of New York

11.     --     Consent of Independent Accountants

16.     --     Schedules for Computation of Performance Quotations

27.     --     Financial Data Schedule